BOND FUNDS                 MULTI-ASSET FUND                STOCK FUNDS

                                     (LOGO)
                                  MASON STREET
                                    FUNDS/R

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2000

This report is submitted for the general information of shareholders of Mason Street Funds/R. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully before investing.

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                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

<PHOTO>
JAMES D. ERICSON

After several years of euphoria in the U.S. economy and equity markets, so far in 2000 has proven to be a sobering time, perhaps a needed break from a period of unrealistic expectations. At the end of the third quarter, stock market averages are trading lower than at the beginning of the year for the first time in several years. Bond investors are finally seeing returns higher than stocks for some periods, perhaps reflecting the desire of some investors to reduce risk in their portfolios.

Rising productivity, driven largely by new technologies, has been the main engine of the current period of economic growth, which is the longest expansion on record. The prospect of increased productivity has induced companies to invest in high-tech equipment, and such investments have further supported the economy's growth. Now such investments appear to be slowing a bit, just as hundreds of new technology companies were gearing up to meet demand that was previously exploding. Very weak performance of the technology sector of the stock market this year, especially in the realm of newer Internet-focused companies, has severely damaged the ability of these companies to raise the capital they need. It now appears that the greatest beneficiaries of evolving Internet technology may be established companies that develop the ability to use the Internet to further advance productivity, rather than companies whose operations are specifically Internet-focused.

The Federal Reserve continues to demonstrate a desire to keep the economy on course, while also working to curb inflation. And it is important to note that productivity has continued to improve in 2000. For the most part, U.S. companies are still doing well, but it is becoming more difficult for them to meet the high earnings expectations investors have developed. With wages and oil prices rising, the ability to raise prices limited by competition, and European earnings under pressure from the weak euro, many are finding it impossible to generate growth at the pace of the last few years. Consumers seem to have curbed their spending a bit, perhaps because the less buoyant stock market has slowed growth in their wealth.

It is important to stress that the current situation has little in common with the painful recessions the economy has experienced in the past. Growth has not stopped; it has merely slowed a bit from an unsustainable pace. It appears likely that the Federal Reserve's careful study of economic developments, accompanied by a diligent drive to keep inflation at an acceptable level, will produce the desired "soft landing" - a slower pace of growth without an actual recession.

If you have been reading these reports for some time, you will recall that we have stated consistently that the 20%-plus annual returns the equity market provided between 1995 and 1999 are extraordinary. Newer investors may be surprised by the weakness and volatility in the stock market this year.

Two hallmarks of the Mason Street Funds/R since they were launched have been a long-term approach to investing and significant diversification of holdings. It is important to understand that the diversification within the individual Funds addresses only the asset classes appropriate for that Fund, as outlined in the descriptions of each Fund. This means that trends affecting a certain type of investment will most definitely have an impact on the Funds that own that type of investment. For example, changes in interest rates or disruptions in the bond market will affect returns from our bond Funds. More relevant to the current situation, falling prices of many technology stocks have a pronounced effect on the Aggressive Growth Stock and Small Cap Growth Stock Funds because technology companies represent a significant portion of the value - as well as the opportunity - represented by these asset classes.

As you consider which Funds within the Mason Street Family are best for you, you should think carefully about your personal objectives and about how comfortable you are with variations over time in the value and return of your own portfolio. You may find that you prefer to invest some of your money for maximum growth potential, while keeping a portion of your investment dollars in those funds with lower anticipated returns and more stability. Your Registered Representative can be very helpful as you make these important choices.

We are encouraged to see that money is still flowing into mutual funds during this period of uncertainty in the economy and the market; this suggests to us that investors are prudently taking a long term view. We hope that you will continue to invest with us in the years ahead.

Mason Street Funds/R

/S/JAMES D. ERICSON

JAMES D. ERICSON
President

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                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

PERFORMANCE SUMMARY                                                          3
-------------------------------------------------------------------------------
OVERVIEW AND OUTLOOK                                                         4
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SMALL CAP GROWTH STOCK FUND                                                  6
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AGGRESSIVE GROWTH STOCK FUND                                                 9
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INTERNATIONAL EQUITY FUND                                                   13
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INDEX 400 STOCK FUND                                                        17
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GROWTH STOCK FUND                                                           23
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GROWTH AND INCOME STOCK FUND                                                27
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INDEX 500 STOCK FUND                                                        30
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ASSET ALLOCATION FUND                                                       37
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HIGH YIELD BOND FUND                                                        47
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MUNICIPAL BOND FUND                                                         53
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SELECT BOND FUND                                                            57
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FINANCIAL STATEMENTS                                                        62
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NOTES TO FINANCIAL STATEMENTS                                              104
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DIRECTORS AND OFFICERS                                                     108
-------------------------------------------------------------------------------

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                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY


For the Periods Ended September 30, 2000
CLASS A - WITHOUT INITIAL SALES CHARGE
                    Small Cap  Aggressive              Index            Growth and
                      Growth     Growth  International  400     Growth    Income   Index 500   Asset  High Yield Municipal  Select
Total Return<F1>      Stock      Stock      Equity     Stock     Stock     Stock     Stock  Allocation   Bond      Bond      Bond
 (as of 9/30/2000)   Fund<F2>     Fund       Fund    Fund<F2>    Fund      Fund      Fund      Fund      Fund      Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                84.74%    68.23%     6.22%    42.52%    26.52%    10.10%    12.83%    25.91%     1.88%     6.75%     6.16%
Three Year Cumulative      N/A   110.66%     1.51%       N/A    77.80%    28.74%    55.09%    52.83%    -0.09%    15.08%    15.41%
Three Year Annualized      N/A    28.19%     0.50%       N/A    21.15%     8.78%    15.75%    15.19%    -0.03%     4.79%     4.89%
Since Inception         91.94%   190.92%    11.67%    29.41%   120.82%    64.27%    94.64%    82.78%    16.25%    24.01%    25.52%
  Annualized            70.71%    35.66%     3.20%    23.55%    25.39%    15.23%    20.95%    18.80%     4.39%     6.34%     6.71%



CLASS A<F3> - WITH INITIAL SALES CHARGE
                    Small Cap  Aggressive              Index            Growth and
                      Growth     Growth  International  400     Growth    Income   Index 500   Asset  High Yield Municipal  Select
Total Return<F1>      Stock      Stock      Equity     Stock     Stock     Stock     Stock  Allocation   Bond      Bond      Bond
 (as of 9/30/2000)   Fund<F2>     Fund       Fund    Fund<F2>    Fund      Fund      Fund      Fund      Fund      Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                75.93%    60.25%     1.21%    35.79%    20.53%     4.91%     7.46%    19.94%    -2.97%     1.65%     1.12%
Three Year Cumulative      N/A   100.63%    -3.32%       N/A    69.34%    22.59%    47.68%    45.52%    -4.86%     9.57%     9.89%
Three Year Annualized      N/A    26.12%    -1.12%       N/A    19.19%     7.02%    13.88%    13.32%    -1.65%     3.09%     3.19%
Since Inception         82.80%   177.06%     6.35%    23.25%   110.31%    56.45%    85.37%    74.08%    10.71%    18.10%    19.54%
  Annualized            64.01%    33.78%     1.77%    18.70%    23.65%    13.63%    19.28%    17.15%     2.95%     4.87%     5.23%



CLASS B - WITHOUT CONTINGENT DEFERRED SALES CHARGE
                    Small Cap  Aggressive              Index            Growth and
                      Growth     Growth  International  400     Growth    Income   Index 500   Asset  High Yield Municipal  Select
Total Return<F1>      Stock      Stock      Equity     Stock     Stock     Stock     Stock  Allocation   Bond      Bond      Bond
 (as of 9/30/2000)   Fund<F2>     Fund       Fund    Fund<F2>    Fund      Fund      Fund      Fund      Fund      Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                83.55%    66.93%     5.64%    41.74%    25.76%     9.39%    12.12%    25.15%     1.21%     6.06%     5.47%
Three Year Cumulative      N/A   106.37%    -0.26%       N/A    74.45%    26.28%    52.19%    49.93%    -2.19%    12.82%    13.15%
Three Year Annualized      N/A    27.32%    -0.09%       N/A    20.38%     8.09%    15.03%    14.45%    -0.74%     4.10%     4.20%
Since Inception         90.53%   184.17%     9.41%    28.56%   115.96%    60.63%    90.39%    78.71%    13.40%    21.11%    22.63%
  Annualized            69.68%    34.75%     2.60%    22.88%    24.59%    14.49%    20.19%    18.04%     3.66%     5.62%     6.00%



CLASS B<F4> - WITH CONTINGENT DEFERRED SALES CHARGE
                    Small Cap  Aggressive              Index            Growth and
                      Growth     Growth  International  400     Growth    Income   Index 500   Asset  High Yield Municipal  Select
Total Return<F1>      Stock      Stock      Equity     Stock     Stock     Stock     Stock  Allocation   Bond      Bond      Bond
 (as of 9/30/2000)   Fund<F2>     Fund       Fund    Fund<F2>    Fund      Fund      Fund      Fund      Fund      Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                78.55%    61.93%     0.64%    36.74%    20.76%     4.39%     7.12%    20.15%    -3.40%     1.06%     0.57%
Three Year Cumulative      N/A   103.37%    -3.02%       N/A    71.45%    23.55%    49.19%    46.93%    -4.27%     9.90%    10.52%
Three Year Annualized      N/A    26.70%    -1.02%       N/A    19.69%     7.30%    14.27%    13.68%    -1.44%     3.20%     3.39%
Since Inception         86.53%   181.17%     6.41%    24.56%   112.96%    57.63%    87.39%    75.71%    11.08%    18.11%    19.86%
  Annualized            66.75%    34.35%     1.79%    19.74%    24.10%    13.88%    19.65%    17.47%     3.05%     4.87%     5.31%

<F1> Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

<F2> Inception date of 7/12/1999. Class B performance reflects a contingent deferred sales charge (CDSC) of 5% for One Year and 4% for Since Inception.

<F3> Class A performance reflects the maximum sales charge of 4.75%.

<F4> Class B performance reflects a contingent deferred sales charge (CDSC) of
     5% for One Year and 3% for Three Years and Since Inception.
     N/A - Not applicable

OVERVIEW AND OUTLOOK

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                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

------------
THE ECONOMY
------------
After a long period of growth at rates above what is generally considered to be sustainable, the U.S. economy is finally showing signs of slowing, though many statistics seem to send mixed signals. The latest revisions to the GDP data indicate that the economy grew at a 5.6% annual rate in the second quarter, fueled almost entirely by consumer spending. Industrial activity is less robust, in part because the strong dollar is encouraging imports, which have a negative effect on demand for similar domestic goods. Surveys of purchasing managers indicate weakness in new orders, export demand and inventories in September.

The Fed has left rates unchanged at its last three meetings, apparently in the belief that economic growth has moderated. However, the Fed has warned that it is still concerned about inflationary pressures. The policymakers seem especially worried that soaring oil prices could lift inflation expectations, a trend that could become imbedded in wage and price decisions. On a more positive note, recent Fed comments confirm the belief that productivity gains have raised the rate at which the economy can grow without igniting inflation. The Fed's challenge is to strike a policy balance that will slow economic growth enough to keep inflation in check without precipitating a serious recession.

ECONOMIC GROWTH AND INFLATION

                      REAL GDP                    CPI-U
---------------------------------------------------------
1990                    1.8%                       6.1%
1991                    -.5%                       3.1%
1992                    3.0%                       2.9%
1993                    2.7%                       2.7%
1994                    4.0%                       2.7%
1995                    2.7%                       2.5%
1996                    3.6%                       3.3%
1997                    4.2%                       1.7%
1998                    4.3%                       1.6%
1999                    4.2%                       2.6%

Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate.

------------------
THE EQUITY MARKET
------------------
After five consecutive years of returns above 20%, driven largely by soaring technology shares, the stock market has become nervous during 2000. In the first quarter of the year, the market continued to move up, dominated by technology stocks, which reached levels higher than most investors could have imagined. Stock prices in the technology sector have fallen precipitously since then. The most dramatic drops have been among the newer issues, but even industry leaders such as Microsoft and Intel are far below their peaks. Warnings of disappointing earnings or revenues are increasingly prevalent, and they often send stocks down sharply. As slowing demand growth causes leading companies to miss earnings projections, stock prices of one favorite after another have been hammered.

The most striking aspect of the equity market in 2000 is its volatility. At the end of September, the broad S&P 500/R Index was only 5% below its peak level in March, but the day-to-day and month-to-month swings over the last six months have been quite dramatic. The S&P 500/R Index is more volatile than it has been at any time since the 1930s, with volatility measured by the number of days on which the index rises or falls by a percentage point or more. The drop in the technology-heavy Nasdaq Composite has been far greater: by the end of September, it had fallen almost 40% from its peak. In six of the first nine months of 2000, the monthly change in the Nasdaq Composite (either up or down) was an all-time record for that month.

ANNUAL TOTAL RETURNS FROM S&P 500/R INDEX

1990                   -3.1%
1991                   30.5%
1992                    7.6%
1993                   10.1%
1994                    1.2%
1995                   37.4%
1996                   22.8%
1997                   33.4%
1998                   28.5%
1999                   21.1%

Source: Standard & Poor's

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                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

----------------
THE BOND MARKET
----------------
In the third quarter of 2000, bonds outperformed stocks. The total return of the Merrill Lynch Domestic Master Index was 2.99%, versus (.95)% for the S&P 500. Over the 12 months ending September, total return from bonds (as measured by the Merrill Lynch Domestic Master Index) was 6.94%, compared with 13.39% for the S&P 500; however, for the six months ended September 2000, when the stock market was weak and highly volatile, the bond index provided a return of 4.6%, versus (3.7)% for the S&P 500.

In recent months, the bond market has been affected by two conflicting forces. Concern about increasing inflation has pushed interest rates on intermediate and long-term bonds somewhat higher, while the perception that the economy is cooling is exerting downward pressure on short-term rates. Treasury yields are still slightly inverted (meaning that short-term securities have higher yields than longer term bonds) out to 10 years, but have returned to a more normal positive slope from 10 to 30 years. Long-term bonds normally carry higher yields than short-term instruments because higher income is necessary to induce investors to commit for longer periods.

Higher yields on some bonds suggest that the market believes that inflation is picking up. In fact, recent reports indicate an inflation rate close to 3.5%, compared with rates below 3% for four of the last five years. Also, the Fed has left rates unchanged for the last four months, following six increases beginning in the middle of 1999. Short-term bond yields have declined in this environment. Since bond prices move in the opposite direction of interest rates, two-year bonds have outperformed 30-year instruments.

During the first half of 2000, Treasury securities provided higher total returns than any other bonds, as prices were driven up as Treasury bonds were perceived to be in short supply due to the U.S. Treasury buyback program. Since June, corporate and mortgage-backed securities have performed better, as spreads (the interest rate difference between low-risk Treasury securities and other bonds) have narrowed from their 15-year highs.

ANNUAL TOTAL RETURNS FROM
MERRILL LYNCH DOMESTIC MASTER INDEX

1990                    9.1%
1991                   15.9%
1992                    7.6%
1993                   10.0%
1994                   -2.8%
1995                   18.5%
1996                    3.6%
1997                    9.7%
1998                    8.9%
1999                  -0.96%


Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

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                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          SMALL CAP GROWTH STOCK FUND

----------------------------
SMALL CAP GROWTH STOCK FUND
----------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To achieve long-term growth of capital primarily by investing in the common stocks of companies that can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO:  Primarily common stocks of small-capitalization companies.

STRATEGY: To locate and invest in companies with above-average potential for growth.

NET ASSETS:  $15.5 million
--------------------------------------------------------------------------------

The Small Cap Growth Stock Fund owns the stocks of emerging growth companies, with the objective of maintaining a median market capitalization of $1 billion. The range of market capitalization will normally be between $200 million and $3 billion. The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

While not producing gains of the size of those produced by the mid cap index, the S&P Small Cap 600 Index increased 4.35% during the last six months as energy, financials, utilities and healthcare produced healthy gains. The Small Cap Growth Stock Fund outperformed in the second calendar quarter, but lagged in the third. The reason for the recent underperformance was due to a few factors: first, our energy holdings underperformed along with consumer cyclicals. Second, we had no exposure to utilities which contributed to the Index return. Lastly, we were only half weighted in financials, another strong contributing sector. On the positive side, our technology holdings did decline less than the technology sector in the Index and our transportation holdings had a very good quarter. Within these underweighted sectors, however, stock selection has been good. Good performance was delivered by Nabors Industries, an oil field services company, and by a new holding, CompuCredit, in financial services. Healthcare companies Biovail and Universal Health Services also contributed to performance. We look for improved performance from the small cap sector as this asset class is less sensitive to the international currencies and economies.


SECTOR ALLOCATION
9/30/00
--------------------------------------------------------
Technology                                          33%
Consumer                                            19%
Healthcare                                          12%
Cash Equivalents                                     9%
Finance                                              7%
Energy                                               7%
Basic Materials/Capital Goods                        6%
Transportation                                       5%
Communication Services                               2%

TOP 10 EQUITY HOLDINGS
9/30/00

Company                                    % Net Assets
--------------------------------------------------------
Advent Software, Inc.                              3.1%
The Corporate Executive Board Company              2.9%
Nabors Industries, Inc.                            2.3%
Biovail Corporation                                2.2%
Priority Healthcare Corporation - Class B          2.0%
SmartForce Public Limited Company, ADR             2.0%
The Talbots, Inc.                                  2.0%
Radian Group, Inc.                                 2.0%
SkyWest, Inc.                                      1.8%
C.H. Robinson Worldwide, Inc.                      1.8%

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                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                          SMALL CAP GROWTH STOCK FUND

PERFORMANCE RELATIVE TO RELEVANT INDICES


                                        SMALL CAP
                                       GROWTH STOCK
          SMALL CAP      SMALL CAP         FUND
            GROWTH         GROWTH        CLASS B          S&P         RUSSELL
          STOCK FUND     STOCK FUND     REDEMPTION     600 STOCK    2000 STOCK
           CLASS A        CLASS B         VALUE        FUND INDEX   FUND INDEX
--------------------------------------------------------------------------------
7/12/99      9,524         10,000                        10,000        10,000
9/30/99      9,895         10,380                         9,399         9,334
3/31/00     17,287         18,095                        11,185        11,839
9/30/00     18,280         19,053         18,653         11,670        12,422


TOTAL RETURN                                                       Average
                                                                    Annual
                                                 One                Since
For the periods ended September 30, 2000         Year           Inception<F1>
--------------------------------------------------------------------------------
Small Cap Growth Stock Fund
(Class A - without initial sales charge)         84.74%              70.71%
--------------------------------------------------------------------------------
S&P 600 Stock Fund Index                         24.17%              13.47%
--------------------------------------------------------------------------------
Russell 2000 Stock Fund Index                    23.38%              19.42%
--------------------------------------------------------------------------------
<F1>Fund inception date is 7/12/99. Returns are annualized.

The Small Cap Growth Stock Fund's investment in Initial Public Offerings (IPOs) had a significant impact on its performance for the periods shown. There can be no assurance that IPOs will continue to have a positive effect on the Fund's performance. Since the Fund is relatively small in asset size, it may be easier to achieve higher returns than in a larger fund.

The Standard and Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of September 30, 2000, the 600 companies in the composite had a median market capitalization of $469.7 million and total market value of $380.2 billion. The SmallCap 600 represents approximately 1.5% of the market value of Compustat's database of over 10,000 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was $5.1 billion; the median market capitalization $791.1 million. Market capitalization of companies in the Index ranged from $520 billion to $178 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had a total market capitalization of approximately $1.5 billion.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

     SCHEDULE OF INVESTMENTS

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     COMMON STOCK (90.8%)
     BASIC MATERIALS (0.9%)
     Cambrex Corporation                               3,900          $144,300
     ---------------------------------------------------------------------------

     CAPITAL GOODS (5.4%)
<F1> APW Ltd.                                          4,700           229,124
<F1> Dycom Industries, Inc.                            1,700            70,763
     Federal Signal Corporation                        7,700           153,038
     Kaydon Corporation                                4,900           112,700
<F1> MSC Industrial Direct Co., Inc. - Class A         5,500            83,875
<F1> Plexus Corp.                                      2,600           183,300
     ---------------------------------------------------------------------------
     TOTAL                                                             832,800
     ---------------------------------------------------------------------------

     COMMUNICATION SERVICES (1.8%)
<F1> Pinnacle Holdings, Inc.                           1,900            50,588
<F1> Tollgrade Communications, Inc.                    1,600           222,100
     ---------------------------------------------------------------------------
     TOTAL                                                             272,688
     ---------------------------------------------------------------------------

     CONSUMER CYCLICALS (15.8%)
<F1> Catalina Marketing Corporation                    4,200           158,025
<F1> CDW Computer Centers, Inc.                        3,600           248,400
<F1> Charles River Associates Incorporated             4,300            52,138
<F1> The Corporate Executive Board Company            11,000           442,749
<F1> Dollar Tree Stores, Inc.                          3,350           135,884
<F1> Forrester Research, Inc.                          3,600           229,500
<F1> Heidrick & Struggles International, Inc.          2,900           148,988
<F1> Hotel Reservations Network, Inc. - Class A        4,800           175,800
<F1> Jupiter Media Metrix, Inc.                        6,784           108,120
<F1> O'Reilly Automotive, Inc.                        15,200           222,300
     The Talbots, Inc.                                 4,600           304,750
<F1> Tetra Tech, Inc.                                  8,200           234,213
     ---------------------------------------------------------------------------
     TOTAL                                                           2,460,867
     ---------------------------------------------------------------------------

     CONSUMER STAPLES (3.6%)
<F1> Patterson Dental Company                          7,300           164,250
<F1> Priority Healthcare Corporation - Class B         4,100           312,625
<F1> Westwood One, Inc.                                3,600            77,175
     ---------------------------------------------------------------------------
     TOTAL                                                             554,050
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          SMALL CAP GROWTH STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     ENERGY (6.6%)
<F1> Global Industries, Ltd.                          14,200          $177,500
<F1> Grant Prideco, Inc.                              10,000           219,375
<F1> Marine Drilling Companies, Inc.                   7,600           217,075
<F1> Nabors Industries, Inc.                           6,900           361,560
<F1> Stone Energy Corporation                            900            49,500
     ---------------------------------------------------------------------------
     TOTAL                                                           1,025,010
     ---------------------------------------------------------------------------

     FINANCE (6.6%)
<F1> CompuCredit Corporation                           3,900           218,766
     Investors Financial Services Corp.                4,200           265,125
     Radian Group, Inc.                                4,500           303,750
     Waddell & Reed Financial, Inc. - Class A          7,400           229,400
     ---------------------------------------------------------------------------
     TOTAL                                                           1,017,041
     ---------------------------------------------------------------------------

     HEALTHCARE (12.1%)
<F1> Biovail Corporation                               4,100           333,893
<F1> CIMA Labs Inc.                                    1,100            57,269
<F1> Lincare Holdings, Inc.                            6,800           195,075
<F1> Province Healthcare Company                       6,900           275,568
<F1> Shire Pharmaceuticals Group PLC, ADR              4,200           216,825
<F1> Sonic Innovations, Inc.                           3,900            40,950
<F1> Sybron International Corporation                  4,200           100,800
<F1> Universal Health Services, Inc. - Class B         2,500           214,063
<F1> Varian, Inc.                                      3,500           150,719
<F1> Vascular Solutions, Inc.                          9,000           168,891
<F1> Ventana Medical Systems, Inc.                     5,100           129,413
     ---------------------------------------------------------------------------
     TOTAL                                                           1,883,466
     ---------------------------------------------------------------------------

     TECHNOLOGY (33.0%)
<F1> ACT Manufacturing, Inc.                           1,900           100,225
<F1> Advent Software, Inc.                             6,800           475,149
<F1> Aspen Technology, Inc.                            4,500           203,063
<F1> BARRA, Inc.                                       1,300            80,681
<F1> C-Cube Microsystems, Inc.                         3,700            75,850
<F1> Copper Mountain Networks, Inc.                    1,500            56,250
<F1> Cosine Communications, Inc.                       1,400            77,788
<F1> Crown Castle International Corp.                  3,800           118,038
<F1> Cymer, Inc.                                       4,200           128,888
<F1> Diversinet Corp.                                  7,900            46,413
<F1> Documentum, Inc.                                  2,200           178,613
<F1> Engage Technologies, Inc.                         2,800            22,750
<F1> Exchange Applications, Inc.                       4,400            19,938
<F1> EXFO Electro-Optical Engineering Inc.             1,100            47,919
<F1> Getty Images, Inc.                                6,100           185,669
<F1> Inet Technologies, Inc.                           4,000           117,000
<F1> Infonautics, Inc. - Class A                       4,400             9,350
<F1> Inforte Corp.                                     4,400           154,550
<F1> Kent Electronics Corporation                      4,500           107,438

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> The Management Network Group, Inc.                7,300          $152,388
<F1> MCK Communications, Inc.                          2,500            56,563
<F1> Metasolv Software, Inc.                           3,600           147,150
<F1> MMC Networks, Inc.                                1,800           227,699
<F1> Natural MicroSystems Corporation                  3,800           204,428
<F1> Network Engines, Inc.                             6,700           274,280
<F1> PMC-Sierra, Inc.                                  1,200           258,299
<F1> Power-One, Inc.                                   4,200           254,165
<F1> Predictive Systems, Inc.                          4,300            83,044
<F1> PRI Automation, Inc.                              2,900            52,925
<F1> QLogic Corporation                                1,600           140,800
<F1> Semtech Corporation                               5,400           232,874
<F1> SmartForce Public Limited Company, ADR            6,500           307,937
<F1> TESSCO Technologies Incorporated                  6,400           163,200
<F1> TIBCO Software Inc.                               1,400           118,213
<F1> UTStarcom, Inc.                                   5,500           115,156
<F1> Viasystems Group, Inc.                            8,600           146,200
     ---------------------------------------------------------------------------
     TOTAL                                                           5,140,893
     ---------------------------------------------------------------------------

     TRANSPORTATION (5.0%)
<F1> Atlantic Coast Airlines Holdings, Inc.            6,600           212,438
     C.H. Robinson Worldwide, Inc.                     4,900           276,161
     SkyWest, Inc.                                     5,500           281,874
     ---------------------------------------------------------------------------
     TOTAL                                                             770,473
     ---------------------------------------------------------------------------
     TOTAL COMMON STOCK
       (COST $11,146,724)                                           14,101,588
     ===========================================================================

     MONEY MARKET INVESTMENTS (7.1%)
     CAPTIVE FINANCE COMPANIES (7.1%)
     Daimler-Chrysler N.A. Holdings,
        6.5%, 10/30/00                             1,100,000         1,094,439
     ---------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $1,094,439)                                            1,094,439
     ===========================================================================
     TOTAL INVESTMENTS (97.9%)
        (COST $12,241,163)<F2>                                      15,196,027
     ===========================================================================
     OTHER ASSETS, LESS LIABILITIES (2.1%)                             319,189
     ===========================================================================
     TOTAL NET ASSETS (100.0%)                                     $15,515,216
     ===========================================================================

<F1> Non-Income Producing

     ADR - American Depository Receipt

<F2> At September 30, 2000, the aggregate cost of securities for federal tax purposes was $12,241,163 and the net unrealized appreciation of investments based on that cost was $2,954,864 which is comprised of $3,994,748 aggregate gross unrealized appreciation and $1,039,884 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

-----------------------------
AGGRESSIVE GROWTH STOCK FUND
-----------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO:  Primarily common stocks of medium- and small-sized companies.

STRATEGY: To identify and invest in companies with above-average potential for growth.

NET ASSETS:  $105.4 million
--------------------------------------------------------------------------------
The Aggressive Growth Stock Fund owns the stocks of emerging growth companies with market capitalizations generally in the range of $1 billion to $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

In recent months, the Aggressive Growth Fund has underperformed its major benchmark, the S&P MidCap 400 Index, but has outperformed the broader S&P 500/R Index. Sector weightings were the major factor in the underperformance versus the S&P MidCap 400. With its focus on high growth, the Fund was more heavily invested than the Index in technology, a formerly strong sector that has been very weak since April 2000. The Fund has been underweighted in energy, finance, health-care and utilities, sectors that have performed relatively well recently. However, within these underweighted sectors, good stock selection has contributed significantly to the Fund's return. In the energy sector, Nabors Industries and Dynegy, a deregulated utility that has become an independent power producer, have performed very well. In the financial sector, Investors Financial Services Corp. and Fiserv are service providers that are among the Fund's largest and most successful holdings. One of the few good performers in the technology group was MMC Networks, which appreciated significantly after agreeing to be acquired by Applied Micro Circuits.

SECTOR ALLOCATION
9/30/00
--------------------------------------------------------
Technology                                          49%
Consumer                                            15%
Healthcare                                          11%
Energy                                              10%
Basic Materials/Capital Goods                        5%
Finance                                              5%
Cash Equivalents                                     4%
Other Industries                                     1%


TOP 10 EQUITY HOLDINGS
9/30/00

Company                                    % Net Assets
--------------------------------------------------------
Gemstar-TV Guide International, Inc.               2.7%
Network Appliance, Inc.                            2.6%
Dynegy Inc. - Class A                              2.6%
Paychex, Inc.                                      2.4%
Rational Software Corporation                      2.3%
Sanmina Corporation                                2.2%
Investors Financial Services Corp.                 2.1%
Fiserv, Inc.                                       1.9%
BEA Systems, Inc.                                  1.9%
Jabil Circuit, Inc.                                1.8%

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

                    PERFORMANCE RELATIVE TO RELEVANT INDICES



                                                 AGGRESSIVE
                                                GROWTH STOCK
             AGGRESSIVE        AGGRESSIVE           FUND
               GROWTH            GROWTH           CLASS B            S&P
             STOCK FUND        STOCK FUND        REDEMPTION       MIDCAP 400
              CLASS A           CLASS B            VALUE            INDEX
-----------------------------------------------------------------------------
3/31/97         9,524            10,000                             10,000
9/30/97        13,152            13,770                             13,313
3/31/98        14,436            15,059                             14,903
9/30/98        11,329            11,783                             12,475
3/31/99        13,890            14,404                             14,969
9/30/99        16,470            17,024                             15,650
3/31/00        26,510            26,810                             20,669
9/30/00        27,706            28,417           28,117            22,414



TOTAL RETURN                                                      Average
                                                                   Annual
                                                One                Since
For the periods ended September 30, 2000        Year           Inception<F1>
--------------------------------------------------------------------------------
Aggressive Growth Stock Fund
(Class A - without initial sales charge)       68.23%              35.66%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                           43.21%              25.90%
--------------------------------------------------------------------------------
<F1> Fund inception date is 3/31/97. Returns are annualized.

The total return for the Aggressive Growth Stock Fund coincides with a period of accelerated growth in the small-cap and mid-cap sectors of the stock market. There can be no assurance that this accelerated growth will continue to have a positive effect on the Fund's performance in the future. Since the Fund is relatively small in asset size, it may be easier to achieve higher returns than in a larger fund.

Since the Fund invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Fund's performance is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of September 30, 2000, the 400 companies in the composite had a median market capitalization of $1.7 billion and a total market value of $963.7 billion. The MidCap 400 represents approximately 4% of the market value of the Compustat's database of about 10,000 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

     SCHEDULE OF INVESTMENTS
                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     COMMON STOCK (96.1%)
     CAPITAL GOODS (4.3%)
<F1> Jabil Circuit, Inc.                              33,200        $1,884,100
     Kaydon Corporation                               14,300           328,900
<F1> Sanmina Corporation                              24,444         2,288,570
     ---------------------------------------------------------------------------
     TOTAL                                                           4,501,570
     ---------------------------------------------------------------------------

     COMMUNICATION SERVICES (0.7%)
<F1> Allegiance Telecom, Inc.                          2,450            91,263
<F1> Level 3 Communications, Inc.                      1,700           131,113
<F1> NTL Incorporated                                 11,300           523,330
     ---------------------------------------------------------------------------
     TOTAL                                                             745,706
     ---------------------------------------------------------------------------

     CONSUMER CYCLICALS (11.1%)
<F1> Catalina Marketing Corporation                   25,100           944,388
<F1> CDW Computer Centers, Inc.                       23,500         1,621,499
     Cintas Corporation                               25,650         1,117,378
<F1> The Corporate Executive Board Company            37,838         1,522,980
<F1> Dollar Tree Stores, Inc.                         18,750           760,547
<F1> Kohl's Corporation                               21,400         1,234,513
<F1> Lamar Advertising Company - Class A               6,600           249,975
<F1> O'Reilly Automotive, Inc.                        16,800           245,700
<F1> Robert Half International Inc.                   42,400         1,470,750
<F1> Tech Data Corporation                            26,200         1,120,050
<F1> TMP Worldwide Inc.                               18,000         1,449,000
     ---------------------------------------------------------------------------
     TOTAL                                                          11,736,780
     ---------------------------------------------------------------------------

     CONSUMER STAPLES (3.9%)
<F1> Clear Channel Communications, Inc.                4,762           269,053
<F1> Gemstar-TV Guide International, Inc.             32,082         2,797,149
<F1> Patterson Dental Company                         45,700         1,028,250
     ---------------------------------------------------------------------------
     TOTAL                                                           4,094,452
     ---------------------------------------------------------------------------

     ENERGY (8.1%)
<F1> BJ Services Company                              16,300           996,338
<F1> Cooper Cameron Corporation                       12,500           921,094
<F1> Grant Prideco, Inc.                              35,600           780,975
<F1> Nabors Industries, Inc.                          26,000         1,362,400
     Santa Fe International Corporation               40,300         1,816,018
     Tosco Corporation                                29,100           907,556
<F1> Weatherford International, Inc.                  41,100         1,767,300
     ---------------------------------------------------------------------------
     TOTAL                                                           8,551,681
     ---------------------------------------------------------------------------

     FINANCE (4.6%)
     ACE Limited                                      35,600         1,397,300
     Investors Financial Services Corp.               35,700         2,253,562
<F1> Knight Trading Group, Inc. - Class A             10,400           374,400
     Radian Group, Inc.                               11,753           793,328
     ---------------------------------------------------------------------------
     TOTAL                                                           4,818,590
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     HEALTHCARE (10.6%)
<F1> ALZA Corporation                                 10,500          $908,250
<F1> Elan Corporation PLC, ADR                        29,000         1,587,750
<F1> Health Management Associates, Inc. - Class A     40,500           842,906
<F1> Lincare Holdings, Inc.                           17,400           499,163
<F1> MedImmune, Inc.                                  17,300         1,336,425
     PE Corporation-PE Biosystems Group               14,700         1,712,549
<F1> Province Healthcare Company                      18,900           754,819
<F1> Sepracor, Inc.                                    9,200         1,128,725
<F1> Shire Pharmaceuticals Group PLC, ADR             13,000           671,125
     Stryker Corporation                              23,300         1,000,444
<F1> Sybron International Corporation                 29,100           698,400
     ---------------------------------------------------------------------------
     TOTAL                                                          11,140,556
     ---------------------------------------------------------------------------
     TECHNOLOGY (48.8%)
<F1> ADC Telecommunications, Inc.                     37,200         1,000,331
<F1> Altera Corporation                               24,000         1,146,000
<F1> American Tower Corporation - Class A             30,000         1,130,625
<F1> Applied Materials, Inc.                          11,462           679,840
<F1> BEA Systems, Inc.                                25,500         1,985,812
<F1> Bluestone Software, Inc.                          5,800           100,775
<F1> Business Objects S.A., ADR                       10,700         1,209,769
<F1> C-Cube Microsystems, Inc.                        10,600           217,300
<F1> CIENA Corporation                                 9,400         1,154,438
<F1> Comverse Technology, Inc.                        15,200         1,641,600
<F1> Concord EFS, Inc.                                43,625         1,549,369
<F1> Conexant Systems, Inc.                           11,500           481,563
<F1> Copper Mountain Networks, Inc.                   12,100           453,750
<F1> Credence Systems Corporation                     12,200           366,000
<F1> Crown Castle International Corp.                 15,300           475,256
<F1> DST Systems, Inc.                                13,600         1,598,000
<F1> Electronic Arts, Inc.                            24,200         1,194,875
<F1> Fiserv, Inc.                                     33,286         1,992,998
<F1> Foundry Networks, Inc.                            7,400           495,338
<F1> Getty Images, Inc.                               41,700         1,269,244
<F1> Harmonic Inc.                                    10,284           246,816
<F1> Intuit, Inc.                                     25,900         1,476,300
<F1> JDS Uniphase Corporation                         14,800         1,401,375
<F1> Macromedia, Inc.                                  8,700           703,069
<F1> Microchip Technology Incorporated                30,525         1,009,233
<F1> MMC Networks, Inc.                                9,700         1,227,050
<F1> Network Appliance, Inc.                          21,500         2,738,562
<F1> Novellus Systems, Inc.                           31,100         1,448,094
     Paychex, Inc.                                    47,572         2,497,529
<F1> Peregrine Systems, Inc.                          32,300           611,681

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
     PerkinElmer, Inc.                                 8,700          $908,063
<F1> PMC-Sierra, Inc.                                  7,500         1,614,375
<F1> Portal Software, Inc.                            19,900           796,000
<F1> PRI Automation, Inc.                              3,900            71,175
<F1> QLogic Corporation                               18,800         1,654,400
<F1> Rational Software Corporation                    34,500         2,393,437
<F1> RSA Security Inc.                                12,600           543,375
<F1> Sapient Corporation                              12,400           504,525
<F1> Semtech Corporation                              40,000         1,725,000
<F1> SilverStream Software, Inc.                       3,300            99,413
<F1> Sycamore Networks, Inc.                           7,800           842,400
<F1> Tellabs, Inc.                                    23,300         1,112,575
<F1> TIBCO Software Inc.                               9,700           819,044
<F1> Turnstone Systems, Inc.                          18,000           834,750
<F1> VeriSign, Inc.                                    8,200         1,661,013
<F1> Vignette Corporation                             31,000           926,125
<F1> Waters Corporation                               16,400         1,459,600
     ---------------------------------------------------------------------------
     TOTAL                                                          51,467,862
     ---------------------------------------------------------------------------

     TRANSPORTATION (0.8%)
     Expeditors International of Washington, Inc.     19,500           878,719
     ---------------------------------------------------------------------------

     UTILITIES (2.6%)
     Dynegy Inc. - Class A                            47,300         2,696,100
     ---------------------------------------------------------------------------

     VARIOUS OTHER HOLDINGS (0.6%)
<F1> NASDAQ-100 Trust, Series 1                        6,800           603,075
     ---------------------------------------------------------------------------
     TOTAL COMMON STOCK
       (COST $64,324,565)                                          101,235,091
     ===========================================================================

     MONEY MARKET INVESTMENTS (3.7%)
     FEDERAL GOVERNMENT AND AGENCIES (0.3%)
     Federal National Mortgage
        Association, 6.39%, 11/30/00                 300,000           296,724
     ---------------------------------------------------------------------------

     FINANCE SERVICES (0.9%)
     Asset Securitization, 6.49%, 11/15/00         1,000,000           992,068
     ---------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (1.3%)
     CXC Incorporated, 6.5%, 10/27/00                250,000           248,868
     Ford Motor Credit Co.,
        6.48%, 10/27/00                            1,100,000         1,095,050
     ---------------------------------------------------------------------------
     TOTAL                                                           1,343,918
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     SECURITY BROKERS AND DEALERS (1.2%)
     Salomon Smith Barney Holdings, Inc.,
        6.5%, 11/10/00                             1,300,000        $1,290,846
     ---------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $3,923,690)                                            3,923,556
     ===========================================================================
     TOTAL INVESTMENTS (99.8%)
        (COST $68,248,255)<F2>                                     105,158,647
     ===========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.2%)                             231,557
     ===========================================================================
     TOTAL NET ASSETS (100.0%)                                    $105,390,204
     ===========================================================================

<F1>     Non-Income Producing

 ADR - American Depository Receipt

<F2> At September 30, 2000, the aggregate cost of securities for federal tax purposes was $68,248,255 and the net unrealized appreciation of investments based on that cost was $36,910,392 which is comprised of $40,658,028 aggregate gross unrealized appreciation and $3,747,636 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                           INTERNATIONAL EQUITY FUND

--------------------------
INTERNATIONAL EQUITY FUND
--------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the United States.

PORTFOLIO:  Primarily common stocks of companies in foreign countries.
STRATEGY: To identify and invest in the stocks of foreign companies offering the greatest discounts to their long-term values.

NET ASSETS:  $38.1 million
--------------------------------------------------------------------------------

The International Equity Fund offers investors the opportunity to participate in the growth of companies in countries throughout the world. The Fund is managed with a disciplined approach to long-term value, with special attention to balance sheet quality. Investments are selected based mainly on the attractiveness of individual securities and geographic regions; industry focus is a secondary consideration.

The Fund's value-driven management style has enabled it to outperform its major benchmark, the EAFE Index, in recent months. Beginning in March 2000, there has been a global shift in investment interest away from growth and toward the fundamental analysis and value that have always guided the Fund's stock selections. Performance benefited from reduced positions in telecommunications and related equipment, as profit warnings from leading companies during the third quarter created doubts over growth prospects. Weakness in the euro and the pound sterling throughout 2000, attributable largely to stronger than expected economic growth in the U.S., has created a drag on the European economy and stock markets. European holdings are concentrated in companies that stand to benefit from structural reforms in labor restrictions and reduced corporate tax rates in Germany, France and Italy.

Asian markets have been mixed. Market pullbacks in Hong Kong and Korea during the summer provided some buying opportunities. In Japan, the market continues to be volatile and generally weak a full decade after the peak, as overinflated expectations for Japanese companies and the economy continue to unravel. The bankruptcy of a high profile retailer in the third quarter refocused attention on Japan's historical problems with over-leveraged companies and poor banking practices. The Fund's Japanese investment strategy is focused on companies that are committed to restructuring, have strong balance sheets and are trading at reasonable valuations. Major Japanese holdings include Nomura Securities, the leading financial services company in Japan, and international electronics giant Sony.

The International Equity Fund is managed for Northwestern Mutual Investment Services, LLC by Templeton Investment Counsel, Inc.

ASSET ALLOCATION
9/30/00
--------------------------------------------------------
Continental Europe                                  34%
Asia                                                18%
United Kingdom                                      17%
Short-term Investments                              12%
Latin America                                        7%
North America                                        5%
Australia/New Zealand                                4%
Mid-East/Africa                                      3%


TOP 10 EQUITY HOLDINGS
9/30/00

Company                                    % Net Assets
---------------------------------------------------------
Nomura Securities Co., Ltd.                        2.3%
Teva Pharmaceutical Industries, Ltd.               2.3%
Nordic Baltic Holding AB                           2.2%
Aventis S.A.                                       2.1%
E.on AG                                            2.0%
Wolters Kluwer NV                                  1.9%
Akzo Nobel NV                                      1.8%
Telefonos de Mexico S.A. (TELMEX)                  1.8%
Sony Corp.                                         1.7%
BAE Systems PLC                                    1.7%

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

PERFORMANCE RELATIVE TO EAFE INDEX

                                      INTERNATIONAL
                                          EQUITY
        INTERNATIONAL  INTERNATIONAL       FUND
            EQUITY         EQUITY        CLASS B
             FUND           FUND        REDEMPTION        EAFE
           CLASS A        CLASS B         VALUE          INDEX
----------------------------------------------------------------
3/31/97      9,524         10,000                        10,000
9/30/97     10,476         10,970                        11,234
3/31/98     10,304         10,749                        11,893
9/30/98      8,122          8,462                        10,326
3/31/99      9,392          9,742                        12,651
9/30/99     10,012         10,357                        13,560
3/31/00     10,980         11,311                        15,870
9/30/00     10,635         10,941         10,641         14,030


TOTAL RETURN                                                      Average
                                                                   Annual
                                               One                 Since
For the periods ended September 30, 2000       Year            Inception<F1>
--------------------------------------------------------------------------------
International Equity Fund
(Class A - without initial sales charge)      6.22%                 3.20%
--------------------------------------------------------------------------------
EAFE Index                                    3.43%                10.15%
--------------------------------------------------------------------------------
<F1>Fund inception date is 3/31/97. Returns are annualized.

As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large-, medium-, and small-capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.
     SCHEDULE OF INVESTMENTS
                                   Country          Shares/Par    Market Value
     ---------------------------------------------------------------------------
     COMMON STOCK (85.5%)
     CAPITAL EQUIPMENT (13.7%)
     Alcatel                       France                5,380        $344,200
     Alstom                        France               16,090         371,294
     BAE SYSTEMS PLC               United Kingdom      122,700         662,154
     CNH Global N.V.               Netherlands          15,000         150,000
     FUJITSU LIMITED               Japan                15,000         348,418
     Hong Kong Aircraft
        & Engineering              Hong Kong           135,000         223,359
<F1> Hyundai Electronics
        Industries Co.             Republic of Korea    42,100         602,157
     Kurita Water Industries, Ltd. Japan                20,000         369,239
     Philips Electronics N.V.      Netherlands           9,447         406,571
     Rolls-Royce PLC               United Kingdom      129,200         325,693
     SONY CORPORATION              Japan                 6,600         669,406
     The Weir Group PLC            United Kingdom      126,200         372,240
     Williams PLC                  United Kingdom       80,800         394,227
     ---------------------------------------------------------------------------
     TOTAL                                                           5,238,958
     ---------------------------------------------------------------------------

     CONSUMER GOODS (10.2%)
     Autoliv, Inc.                 United States        14,400         280,800
     Aventis S.A.                  France               10,600         795,087
     Mayne Nickless Ltd.           Australia            72,600         162,770
     Nycomed Amersham PLC          United Kingdom       40,575         395,544
     Ono Pharmaceutical Co., Ltd.  Japan                 9,000         369,795
     Tate & Lyle, PLC              United Kingdom       34,500         118,849
     Teva Pharmaceutical
        Industries Ltd., ADR       Israel               12,340         903,134
     Unilever PLC                  United Kingdom       87,300         565,340
     Volvo AB - B Shares           Sweden               19,600         316,392
     ---------------------------------------------------------------------------
     TOTAL                                                           3,907,711
     ---------------------------------------------------------------------------

     ENERGY (12.9%)
     E.On AG                       Germany              14,700         757,565
     Endesa S.A.                   Spain                13,900         261,267
     ENI S.P.A.                    Spain                70,840         375,077
     EVN AG                        Austria               2,520          71,161
     Gener S.A., ADR               Chile                12,500         163,281
     Hong Kong Electric
        Holdings Limited           Hong Kong           106,000         327,645
<F1> Husky Energy Inc.             Canada               26,500         245,697
     Iberdrola S.A.                Spain                31,000         393,926
     Korea Electric Power Corp.    Republic of Korea    12,800         334,018
     Repsol S.A.                   Spain                34,800         640,288
     Shell Transport & Trading
        Company PLC                United Kingdom       72,700         592,253
     Thames Water                  United Kingdom       21,083         378,730
     Total Fina Elf S.A.           France                2,570         376,017
     ---------------------------------------------------------------------------
     TOTAL                                                           4,916,925
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

                                   Country          Shares/Par    Market Value
     ---------------------------------------------------------------------------
     FINANCE (20.0%)
     Allied Zurich PLC             United Kingdom       36,300        $412,719
     Australia & New Zealand
        Bank Group                 Australia            76,000         546,576
     AXA - UAP S.A.                France                4,441         580,006
     Banca Nazionale del Lavora    Italy               114,400         385,638
<F1> Bangkok Bank Public
        Company Limited            Thailand             74,900          55,472
     Deutsche Bank AG              Germany               5,333         442,374
     Hang Lung
        Development Co.            Hong Kong           133,000         134,760
     HSBC Holdings PLC             United Kingdom       27,600         387,618
     ING Groep NV                  Netherlands           8,800         586,144
     The Nomura Securities
        Co., Ltd.                  Japan                40,200         874,237
<F1> Nordic Baltic Holding AB      Sweden                8,994          63,299
<F1> Nordic Baltic Holding AB      Sweden              108,120         765,192
     PartnerRe Ltd.                Bermuda              11,500         545,531
     Scor                          France                6,000         262,088
     Swiss Re                      Switzerland             250         477,320
     Unibanco Uniao de Bancos      Brazil            1,579,000         105,267
     XL Capital Ltd.               Bermuda               8,400         617,400
     Zurich Versicherungs -
        Gesellschaft               Switzerland             820         379,067
     ---------------------------------------------------------------------------
     TOTAL                                                           7,620,708
     ---------------------------------------------------------------------------

     MATERIALS (10.6%)
     Agrium, Inc.                  Canada               22,700         232,675
     Akzo Nobel N.V.               Netherlands          16,800         708,642
     AngloGold Limited, ADR        South Africa         11,700         214,988
<F1> Asia Pulp & Paper
        Company Ltd., ADR          Singapore             9,400          16,450
     Barrick Gold Corporation      Canada               19,200         292,224
     BASF AG                       Germany              12,030         425,166
     Bayer AG                      Germany               8,800         325,377
     Boehler-Uddeholm AG           Austria               6,344         201,426
     Celanese AG                   Germany                 560           9,612
     Companhia Vale do
        Rio Doce, ADR              Brazil               17,900         443,025
     Corus Group PLC               United Kingdom      217,100         164,503
     Grupo Mexico, B Shares        Mexico               73,700         280,940
     Hepworth PLC                  United Kingdom       58,200         175,539
<F1> Kinross Gold Corporation      Canada               88,200          50,413
     Stora Enso OYJ - R Shares     Finland              58,900         493,255
     ---------------------------------------------------------------------------
     TOTAL                                                           4,034,235
     ---------------------------------------------------------------------------

                                   Country          Shares/Par    Market Value
     ---------------------------------------------------------------------------
     MULTI-INDUSTRY (4.1%)
     Elementis PLC                 United Kingdom       68,280         $69,909
     Hanson PLC                    United Kingdom       20,320         113,263
     Hutchison Whampoa Limited     Hong Kong            41,800         554,878
     Pilkington PLC                United Kingdom      290,500         348,972
     Swire Pacific Limited,
        A Shares                   Hong Kong            36,000         224,398
     Swire Pacific Limited,
        B Shares                   Hong Kong           296,000         242,970
     ---------------------------------------------------------------------------
     TOTAL                                                           1,554,390
     ---------------------------------------------------------------------------

     SERVICES (12.9%)
     Best Denki Co., Ltd.          Japan                34,000         221,192
     British Airways PLC           United Kingdom       85,200         359,954
     Compania de
        Telecomunicaciones de
        Chile S.A., ADR            Chile                13,100         227,613
     J. Sainsbury PLC              United Kingdom       55,600         306,623
     Korea Telecom
        Corporation, ADR           Republic of Korea     4,800         161,400
     Marks & Spencer PLC           United Kingdom       51,800         155,470
     Mothercare PLC                United Kingdom       25,150          47,596
     Nippon Telegraph &
        Telephone Corporation      Japan                    66         647,418
     The Peninsular & Oriental
      Steam Navagation Company     United Kingdom       23,000         202,333
     Philippine Long Distance
        Telephone, ADR             Philippines           6,000         102,750
     PT Indosat, ADR               Indonesia            19,000         152,000
     Telecom Corporation of
        New Zealand Limited        New Zealand         133,600         332,367
     Telefonica, S.A., ADR         Spain                 9,297         552,602
     Telefonos de Mexico
        S.A., ADR                  Mexico               13,100         696,756
     Wolters Kluwer NV             Netherlands          36,770         746,297
     ---------------------------------------------------------------------------
     TOTAL                                                           4,912,371
     ---------------------------------------------------------------------------

     UTILITIES (1.1%)
     International Power PLC       United Kingdom       60,400         419,717
     ---------------------------------------------------------------------------
     TOTAL COMMON STOCK
       (COST $34,090,652)                                           32,605,015
     ===========================================================================

                      M A S O N   S T R E E T   F U N D S

                           INTERNATIONAL EQUITY FUND

                                   Country          Shares/Par    Market Value
     ---------------------------------------------------------------------------
     PREFERRED STOCK (3.5%)
     ENERGY (1.0%)
     Petroleo Brasileiro S.A.      Brazil               13,390        $382,468
     ---------------------------------------------------------------------------

     FINANCE (0.8%)
     Banco Bradesco S.A.           Brazil           27,950,000         231,174
     Banco Itau S.A.               Brazil              940,000          83,556
     ---------------------------------------------------------------------------
     TOTAL                                                             314,730
     ---------------------------------------------------------------------------

     SERVICES (1.7%)
     Moebel Walther AG             Germany               5,056          43,724
     The News Corporation
        Limited                    Australia            49,000         585,861
     ---------------------------------------------------------------------------
     TOTAL                                                             629,585
     ---------------------------------------------------------------------------
     TOTAL PREFERRED STOCK
       (COST $917,074)                                               1,326,783
     ===========================================================================

     MONEY MARKET INVESTMENTS (11.2%)
     CAPTIVE FINANCE COMPANIES (3.4%)
     Daimler-Chrysler
        N.A. Holdings,
        6.52%, 10/26/00            Germany           1,300,000       1,294,349
     ---------------------------------------------------------------------------

     FINANCE SERVICES (3.1%)
     Citicorp, 6.53%, 10/25/00     United States     1,200,000       1,194,994
     ---------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (2.1%)
     General Electric
        Capital Corp.,
        6.69%, 10/2/00             United States       800,000         800,000
     ---------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (2.6%)
     Transamerica Financial
        Corporation, 6.50%,
        11/10/00                   United States     1,000,000         992,958
     ---------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $4,282,301)                                            4,282,301
     ===========================================================================
     TOTAL INVESTMENTS (100.2%)
        (COST $39,290,027)<F2>                                      38,214,099
     ===========================================================================
     OTHER ASSETS, LESS LIABILITIES (-0.2%)                           (78,959)
     ===========================================================================
     TOTAL NET ASSETS (100.0%)                                     $38,135,140
     ===========================================================================

<F1> Non-Income Producing

     ADR - American Depository Receipt

<F2> At September 30, 2000, the aggregate cost of securities for federal tax purposes was $39,290,027 and the net unrealized depreciation of investments based on that cost was $1,075,928 which is comprised of $5,411,873 aggregate gross unrealized appreciation and $6,487,801 aggregate gross unrealized depreciation.

INVESTMENT PERCENTAGES BY COUNTRY:
--------------------------------------
 United Kingdom                 18.2%
 Japan                           9.2%
 Germany                         8.6%
 France                          7.1%
 Netherlands                     6.8%
 Other                          50.1%
--------------------------------------
 TOTAL                        100.00%
--------------------------------------

 The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND

---------------------
INDEX 400 STOCK FUND
---------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap 400 Index.

PORTFOLIO: Stocks included in the S&P MidCap 400 Index, most of which have a market value in the range of $750 million to $5 billion.

STRATEGY: To capture mid-cap market performance, at low cost, by investing in a portfolio modeled after a mid-cap stock index in proportion to their weightings in the index.

NET ASSETS:  $41.0 million
--------------------------------------------------------------------------------

The Index 400 Stock Fund is designed to achieve results that approximate the performance of the Standard & Poor's MidCap 400 Index. The Fund provides investors a low-cost way to invest in the middle-capitalization sector of the equity market. The Fund invests in the stocks in the S&P MidCap 400 Index in proportion to their weightings in the Index in order to attempt to achieve the Fund's objective of matching the performance of the S&P MidCap 400 Index. The S&P MidCap 400 Index is comprised of stocks of medium sized companies, generally smaller than those included in the S&P 500/R Index. Because the S&P MidCap 400 Index is an unmanaged index, its return does not reflect the deduction of expenses that exist with a mutual fund. The Fund continues to achieved its objective of matching performance of the S&P MidCap 400 Index before expenses.

SECTOR ALLOCATION
9/30/00
--------------------------------------------------------
Technology                                          24%
Healthcare                                          13%
Consumer Cyclicals                                  12%
Basic Materials/Capital Goods                       11%
Finance                                             11%
Utilities                                           11%
Energy                                               7%
Consumer Staples                                     6%
Other Industries                                     3%
Index Futures                                        2%

TOP 10 EQUITY HOLDINGS
9/30/00

Company                                    % Net Assets
--------------------------------------------------------
Dynegy, Inc. - Class A                             1.7%
Vitesse Semiconductor Corporation                  1.7%
Calpine Corporation                                1.5%
Millennium Pharmaceuticals, Inc.                   1.4%
Rational Software Corporation                      1.2%
Intuit, Inc.                                       1.2%
Waters Corporation                                 1.1%
Jabil Circuit, Inc.                                1.1%
Forest Laboratories, Inc.                          1.0%
Integrated Device Technology, Inc.                 0.9%

PERFORMANCE RELATIVE TO S&P 400 INDEX

                                                INDEX 400
             INDEX 400        INDEX 400        STOCK FUND
            STOCK FUND        STOCK FUND         CLASS B         S&P MIDCAP
              CLASS A          CLASS B      REDEMPTION VALUE     400 INDEX
--------------------------------------------------------------------------------
7/12/99        9,524          10,000                               10,000
9/30/99        8,648           9,070                                9,051
3/31/00       11,411          11,938                               11,954
9/30/00       12,325          12,856             12,456            12,963


TOTAL RETURN                                                      Average
                                                                   Annual
                                                One                Since
For the periods ended September 30, 2000        Year           Inception<F1>
--------------------------------------------------------------------------------
Index 400 Stock Fund
(Class A - without initial sales charge)       42.52%              23.55%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                           43.21%              23.66%
--------------------------------------------------------------------------------
<F1>Fund inception date is 7/12/99. Returns are annualized.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of September 30, 2000, the 400 companies in the composite had a median market capitalization of $1.7 billion and a total market value of $963.7 billion. The MidCap 400 represents approximately 4% of the market value of the Compustat's database of about 10,000 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND
     SCHEDULE OF INVESTMENTS
                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     COMMON STOCK (96.8%)
     BASIC MATERIALS (3.5%)
     A. Schulman, Inc.                                 1,200           $13,200
<F1> Airgas, Inc.                                      2,700            18,394
     AK Steel Holding Corporation                      4,600            43,125
     Albemarle Corporation                             1,900            38,356
     Bowater Incorporated                              2,100            97,518
     Cabot Corporation                                 2,800            88,724
     Carpenter Technology Corporation                    900            26,213
     Chesapeake Corporation                              700            13,475
     Cleveland-Cliffs, Inc.                              400             9,150
     Crompton Corporation                              4,678            36,839
<F1> Cytec Industries, Inc.                            1,700            56,844
     Ethyl Corporation                                 3,400             4,888
     Ferro Corporation                                 1,400            26,688
     Georgia Gulf Corporation                          1,300            14,869
     Georgia-Pacific Corporation (Timber Group)        3,300            88,687
     H.B. Fuller Company                                 600            17,250
     IMC Global, Inc.                                  4,700            68,150
     Kennametal, Inc.                                  1,300            33,475
     Longview Fibre Company                            2,100            25,200
     The Lubrizol Corporation                          2,200            43,313
     Lyondell Chemical Company                         4,800            56,700
     Martin Marietta Materials, Inc.                   1,900            72,731
<F1> MAXXAM, Inc.                                        300             5,963
     Minerals Technologies, Inc.                         800            36,800
     Olin Corporation                                  1,800            29,138
     P.H. Glatfelter Company                           1,700            20,613
     Rayonier, Inc.                                    1,100            39,531
     RPM, Inc.                                         4,300            38,969
     Ryerson Tull, Inc.                                1,000             9,438
     Solutia, Inc.                                     4,500            51,188
     Sonoco Products Company                           4,100            74,055
     Southdown, Inc.                                   1,500           106,874
<F1> UCAR International, Inc.                          1,800            22,838
     Universal Corporation                             1,200            35,250
     The Valspar Corporation                           1,800            41,382
     Wausau-Mosinee Paper Corporation                  2,100            16,275
     ---------------------------------------------------------------------------
     TOTAL                                                           1,422,103
     ---------------------------------------------------------------------------

     CAPITAL GOODS (6.9%)
     AGCO Corporation                                  2,400            28,500
<F1> Albany International Corp. - Class A              1,216            14,592
<F1> American Standard Companies, Inc.                 2,900           128,869
     AMETEK, Inc.                                      1,300            27,544
     Carlisle Companies Incorporated                   1,200            49,800
     Diebold, Incorporated                             2,900            77,031
     Donaldson Company, Inc.                           1,900            41,800

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CAPITAL GOODS (CONTINUED)
     Federal Signal Corporation                        1,900           $37,763
     Flowserve Corporation                             1,500            24,656
     Granite Construction Incorporated                 1,100            26,675
     Harsco Corporation                                1,600            35,300
     Herman Miller, Inc.                               3,200           102,600
     Hillenbrand Industries, Inc.                      2,600           116,350
     HON INDUSTRIES, Inc.                              2,500            61,563
     Hubbell Incorporated - Class B                    2,600            65,163
<F1> Jabil Circuit, Inc.                               7,800           442,649
<F1> Jacobs Engineering Group, Inc.                    1,100            44,344
     Kaydon Corporation                                1,200            27,600
<F1> MagneTek, Inc.                                    1,000            10,625
     Newport News Shipbuilding, Inc.                   1,300            56,388
     Nordson Corporation                               1,300            36,969
     Pentair, Inc.                                     2,000            53,500
     Precision Castparts Corp.                         2,000            76,750
<F1> Quanta Services, Inc.                             2,600            71,500
     The Reynolds and Reynolds Company - Class A       3,200            63,600
<F1> SCI Systems, Inc.                                 6,000           245,999
<F1> Sensormatic Electronics Corporation               3,200            48,000
<F1> Sequa Corporation - Class A                         400            17,000
<F1> SPX Corporation                                   1,300           184,519
     The Standard Register Company                     1,100            17,600
     Stewart & Stevenson Services, Inc.                1,100            19,181
     Symbol Technologies, Inc.                         5,600           201,250
     Tecumseh Products Company - Class A                 800            33,500
     Teleflex Incorporated                             1,600            55,000
     Trinity Industries, Inc.                          1,600            37,400
<F1> Vishay Intertechnology, Inc.                      5,700           175,275
     Wallace Computer Services, Inc.                   1,700            25,925
     York International Corporation                    1,600            39,800
     ---------------------------------------------------------------------------
     TOTAL                                                           2,822,580
     ---------------------------------------------------------------------------

     COMMUNICATION SERVICES (1.5%)
<F1> Broadwing, Inc.                                   8,800           224,950
<F1> Powerwave Technologies, Inc.                      2,500            94,922
     Telephone and Data Systems, Inc.                  2,500           276,750
     ---------------------------------------------------------------------------
     TOTAL                                                             596,622
     ---------------------------------------------------------------------------

     CONSUMER CYCLICALS (12.5%)
     A.H. Belo Corporation - Class A                   4,900            90,344
<F1> Abercrombie & Fitch Co. - Class A                 4,200            80,063
<F1> AC Nielsen Corporation                            2,400            57,150
<F1> Acxiom Corporation                                3,600           114,300
<F1> American Eagle Outfitters, Inc.                   1,900            59,850
<F1> Apollo Group, Inc. - Class A                      3,100           123,613

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CONSUMER CYCLICALS (CONTINUED)
     ArvinMeritor, Inc.                                2,975           $43,695
     Bandag, Incorporated                                900            32,344
<F1> Barnes & Noble, Inc.                              2,700            53,156
<F1> BJ's Wholesale Club, Inc.                         3,000           102,375
     Blyth Industries, Inc.                            2,000            46,875
<F1> Borders Group, Inc.                               3,200            44,600
     Borg-Warner Automotive, Inc.                      1,100            36,438
     Callaway Golf Company                             3,200            49,200
<F1> CDW Computer Centers, Inc.                        3,600           248,399
     Cintas Corporation                                6,850           298,402
     Claire's Stores, Inc.                             2,100            37,800
     Clayton Homes, Inc.                               5,600            56,000
<F1> DeVry, Inc.                                       2,900           109,113
<F1> Dollar Tree Stores, Inc.                          4,250           172,390
     Family Dollar Stores, Inc.                        7,000           134,749
     Fastenal Company                                  1,600            92,200
     Federal-Mogul Corporation                         2,900            15,769
<F1> Furniture Brands International, Inc.              2,000            33,250
     Galileo International, Inc.                       3,800            58,900
<F1> GTECH Holdings Corporation                        1,400            23,188
     Harte-Hanks, Inc.                                 2,800            76,300
     Houghton Mifflin Company                          1,300            51,025
<F1> International Game Technology                     3,000           100,875
     International Speedway Corporation - Class A      2,200            85,800
<F1> Jones Apparel Group, Inc.                         4,900           129,850
     Kelly Services, Inc. - Class A                    1,500            35,438
     Lancaster Colony Corporation                      1,600            39,300
<F1> Lands' End, Inc.                                  1,200            25,200
<F1> Lear Corporation                                  2,700            55,519
     Lee Enterprises, Incorporated                     1,800            51,975
     Lennar Corporation                                2,500            74,219
<F1> Mandalay Resort Group                             3,200            82,000
     Manpower, Inc.                                    3,100            99,006
     Media General, Inc. - Class A                     1,000            43,000
     Modine Manufacturing Company                      1,200            33,806
<F1> Modis Professional Services, Inc.                 4,000            20,750
<F1> Mohawk Industries, Inc.                           2,200            47,988
<F1> Navigant Consulting, Inc.                         1,700             5,844
     NCH Corporation                                     200             7,063
<F1> NCO Group, Inc.                                   1,000            11,875
<F1> The Neiman Marcus Group, Inc. - Class A           2,000            64,875
<F1> OfficeMax, Inc.                                   4,600            16,388
     Ogden Corporation                                 2,000            27,125
<F1> Park Place Entertainment Corporation             12,500           189,062
<F1> Payless ShoeSource, Inc.                            907            50,792
     Pittston Brink's Group                            2,100            32,550

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CONSUMER CYCLICALS (CONTINUED)
     The Reader's Digest Association, Inc. - Class A   4,300          $151,843
<F1> Robert Half International Inc.                    7,300           253,218
     Rollins, Inc.                                     1,200            17,775
     Ross Stores, Inc.                                 3,400            48,875
<F1> Saks Incorporated                                 5,900            58,263
<F1> Scholastic Corporation                              700            55,694
     Shaw Industries, Inc.                             5,300            98,050
<F1> Six Flags, Inc.                                   3,200            49,600
     Sotheby's Holdings, Inc. - Class A                2,400            59,700
     Stewart Enterprises, Inc. - Class A               4,200             8,138
     Superior Industries International, Inc.           1,100            33,000
<F1> Sylvan Learning Systems, Inc.                     1,551            22,974
<F1> Tech Data Corporation                             2,100            89,775
<F1> Unifi, Inc.                                       2,300            23,431
     USG Corporation                                   1,900            47,619
     Viad Corp.                                        3,900           103,594
     The Warnaco Group, Inc. - Class A                 2,200             8,800
     The Washington Post Company - Class B               400           211,149
     Wellman, Inc.                                     1,300            18,769
     WestPoint Stevens, Inc.                           2,000            24,500
<F1> Williams-Sonoma, Inc.                             2,300            79,925
     ---------------------------------------------------------------------------
     TOTAL                                                           5,136,480
     ---------------------------------------------------------------------------

     CONSUMER STAPLES (5.6%)
     Banta Corporation                                 1,000            24,375
     Bergen Brunswig Corporation - Class A             5,500            64,281
     Bob Evans Farms, Inc.                             1,500            27,750
<F1> Brinker International, Inc.                       2,700            81,338
<F1> Buffets, Inc.                                     1,700            23,375
     Carter-Wallace, Inc.                              1,900            46,431
     CBRL Group, Inc.                                  2,400            34,500
<F1> Chris-Craft Industries, Inc.                      1,433           118,042
     Church & Dwight Co., Inc.                         1,600            29,400
     Dean Foods Company                                1,500            49,875
     The Dial Corporation                              3,900            45,338
     Dole Food Company, Inc.                           2,300            34,500
     Dreyer's Grand Ice Cream, Inc.                    1,200            25,875
<F1> Energizer Holdings, Inc.                          4,100           100,449
     Flowers Industries, Inc.                          4,100            79,950
<F1> Hispanic Broadcasting Corporation -
        Class A                                        4,500           125,437
     Hormel Foods Corporation                          5,800            96,788
     IBP, Inc.                                         4,300            78,744
     International Multifoods Corporation                800            13,900
     Interstate Bakeries Corporation                   2,700            39,488
     The J.M. Smucker Company                          1,000            24,313
     Lance, Inc.                                       1,200            11,663

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     Lone Star Steakhouse & Saloon, Inc.               1,100            $8,113
     McCormick & Company, Incorporated                 2,800            83,300
<F1> Outback Steakhouse, Inc.                          3,200            86,800
<F1> Papa John's International, Inc.                   1,000            25,063
<F1> Perrigo Company                                   2,900            19,847
<F1> PSS World Medical, Inc.                           2,800            10,150
     R.J. Reynolds Tobacco Holdings, Inc.              4,300           138,674
     Ruddick Corporation                               1,900            26,363
<F1> Suiza Foods Corporation                           1,200            60,825
     Tyson Foods, Inc. - Class A                       9,300            93,000
     Universal Foods Corporation                       2,000            40,750
<F1> Univision Communications, Inc. - Class A          8,500           317,687
<F1> Valassis Communications, Inc.                     2,300            51,175
<F1> Westwood One, Inc.                                4,600            98,613
     Whitman Corporation                               5,600            64,750
     ---------------------------------------------------------------------------
     TOTAL                                                           2,300,922
     ---------------------------------------------------------------------------

     ENERGY (6.8%)
<F1> BJ Services Company                               3,400           207,825
<F1> Cooper Cameron Corporation                        2,200           162,113
     ENSCO International Incorporated                  5,700           218,025
<F1> Global Marine, Inc.                               7,200           222,300
<F1> Grant Prideco, Inc.                               4,500            98,719
<F1> Hanover Compressor Company                        2,400            79,050
     Helmerich & Payne, Inc.                           2,000            72,250
     Murphy Oil Corporation                            1,900           123,144
<F1> Nabors Industries, Inc.                           6,000           314,399
     Noble Affiliates, Inc.                            2,300            85,387
<F1> Noble Drilling Corporation                        5,500           276,374
<F1> Ocean Energy, Inc.                                6,900           106,519
     Pennzoil-Quaker States Company                    3,200            33,600
<F1> Pioneer Natural Resources Company                 4,100            58,169
<F1> Smith International, Inc.                         2,100           171,281
     Tidewater, Inc.                                   2,500           113,750
     Ultramar Diamond Shamrock Corporation             3,600            91,350
     Valero Energy Corporation                         2,300            80,931
<F1> Varco International, Inc.                         3,767            78,401
<F1> Weatherford International, Inc.                   4,500           193,500
     ---------------------------------------------------------------------------
     TOTAL                                                           2,787,087
     ---------------------------------------------------------------------------

     FINANCE (11.0%)
     A.G. Edwards, Inc.                                3,400           177,862
     Allmerica Financial Corporation                   2,200           140,663
     Ambac Financial Group, Inc.                       2,900           212,424
     American Financial Group, Inc.                    2,400            55,650
     Associated Banc-Corp                              2,810            73,763
     Astoria Financial Corporation                     2,100            81,113
     Banknorth Group, Inc.                             6,100           109,038

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     FINANCE (CONTINUED)
     City National Corporation                         2,000           $77,250
     Compass Bancshares, Inc.                          5,000            97,500
     Dime Bancorp, Inc.                                4,600            99,188
<F1> E*TRADE Group, Inc.                              12,000           197,249
     Everest Reinsurance Holdings, Inc.                1,900            94,050
     The Finova Group, Inc.                            2,400            17,400
     First Security Corporation                        8,100           132,131
     First Tennessee National Corporation              5,300           108,319
     First Virginia Banks, Inc.                        2,000            85,250
     FirstMerit Corporation                            3,600            82,575
     Greater Bay Bancorp                                 800            55,550
     GreenPoint Financial Corp.                        4,200           124,425
     Hibernia Corporation - Class A                    6,600            80,850
     Horace Mann Educators Corporation                 1,700            27,838
     HSB Group, Inc.                                   1,200            48,150
     Keystone Financial, Inc.                          2,000            43,500
     Legg Mason, Inc.                                  2,600           151,125
     Marshall & Ilsley Corporation                     4,300           215,537
     Mercantile Bankshares Corporation                 2,800           101,631
     The MONY Group Inc.                               1,900            75,763
     National Commerce Bancorporation                  8,320           165,879
     North Fork Bancorporation, Inc.                   7,100           153,538
     Ohio Casualty Corporation                         2,400            15,225
     Old Republic International Corporation            4,900           117,906
     Pacific Century Financial Corporation             3,300            56,513
     The PMI Group, Inc.                               1,800           121,950
     Protective Life Corporation                       2,700            80,663
     Provident Financial Group, Inc.                   2,000            58,750
     Roslyn Bancorp, Inc.                              2,700            60,413
     SEI Investments Company                           2,200           155,649
     Sovereign Bancorp, Inc.                           9,300            86,025
     TCF Financial Corporation                         3,300           124,163
     Unitrin, Inc.                                     2,800            88,725
     Waddell & Reed Financial, Inc. - Class A          3,400           105,400
     Webster Financial Corporation                     2,200            59,263
     Westamerica Bancorporation                        1,500            50,156
     Wilmington Trust Corporation                      1,300            69,713
     Zions Bancorporation                              3,500           178,991
     ---------------------------------------------------------------------------
     TOTAL                                                           4,514,716
     ---------------------------------------------------------------------------

     HEALTHCARE (12.7%)
<F1> Acuson Corporation                                1,100            25,025
<F1> Apria Healthcare Group, Inc.                      2,100            29,269
     Beckman Coulter, Inc.                             1,200            92,550
<F1> Chiron Corporation                                7,400           333,000
<F1> Covance, Inc.                                     2,300            18,831
     DENTSPLY International, Inc.                      2,100            73,369
<F1> Edwards Lifesciences Corporation                  2,400            52,350

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     HEALTHCARE (CONTINUED)
<F1> Express Scripts, Inc. - Class A                   1,600          $115,600
<F1> First Health Group Corp.                          2,000            64,500
<F1> Forest Laboratories, Inc.                         3,500           401,405
<F1> Foundation Health Systems, Inc. - Class A         5,000            83,125
<F1> Genzyme Corporation (General Division)            3,500           238,656
<F1> Gilead Sciences, Inc.                             1,800           197,438
<F1> Health Management Associates, Inc. - Class A     10,300           214,369
     ICN Pharmaceuticals, Inc.                         3,300           109,725
<F1> IDEC Pharmaceuticals Corporation                  1,800           315,647
<F1> Incyte Genomics, Inc.                             2,600           106,925
<F1> IVAX Corporation                                  6,400           294,400
<F1> Lincare Holdings, Inc.                            2,200            63,113
<F1> Millennium Pharmaceuticals, Inc.                  3,800           555,037
<F1> MiniMed, Inc.                                     2,600           232,375
     Mylan Laboratories, Inc.                          5,300           142,769
     Omnicare, Inc.                                    3,800            61,275
<F1> Oxford Health Plans, Inc.                         3,400           104,497
<F1> Pacificare Health Systems, Inc.                   1,400            48,738
<F1> Quest Diagnostics Incorporated                    1,800           206,550
<F1> Quorum Health Group, Inc.                         2,900            37,700
<F1> Sepracor, Inc.                                    3,000           368,062
<F1> Steris Corporation                                2,800            33,600
     Stryker Corporation                               8,000           343,500
<F1> Sybron International Corporation                  4,300           103,200
<F1> Trigon Healthcare, Inc. - Class A                 1,500            78,844
<F1> VISX, Incorporated                                2,500            67,344
     ---------------------------------------------------------------------------
     TOTAL                                                           5,212,788
     ---------------------------------------------------------------------------

     TECHNOLOGY (23.7%)
<F1> 3Com Corporation                                 14,400           276,300
<F1> ADTRAN, Inc.                                      1,600            68,075
<F1> Affiliated Computer Services, Inc. - Class A      2,000            99,750
<F1> ANTEC Corporation                                 1,600            47,200
<F1> Arrow Electronics, Inc.                           4,000           136,250
<F1> Atmel Corporation                                18,300           277,931
     Avnet, Inc.                                       3,600           102,150
<F1> Avocent Corporation                               1,700            93,713
<F1> Cadence Design Systems, Inc.                     10,100           259,444
<F1> Cambridge Technology Partners, Inc.               2,600            11,375
<F1> CheckFree Corporation                             3,100           129,861
<F1> Cirrus Logic, Inc.                                2,700           108,844
     Comdisco, Inc.                                    6,300           120,094
<F1> CommScope, Inc.                                   2,100            51,450
<F1> Concord EFS, Inc.                                 8,750           310,761
<F1> Credence Systems Corporation                      2,000            60,000
<F1> CSG Systems International, Inc.                   2,100            60,900
<F1> Cypress Semiconductor Corporation                 4,900           203,656
<F1> DSP Group, Inc.                                   1,100            41,113

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> DST Systems, Inc.                                 2,600          $305,499
<F1> Electronic Arts, Inc.                             5,300           261,688
<F1> Fiserv, Inc.                                      5,100           305,362
<F1> Gartner Group, Inc. - Class B                     3,600            39,150
     Harris Corporation                                2,800            79,625
<F1> Imation Corp.                                     1,500            27,938
<F1> Informix Corporation                             11,500            47,438
<F1> Integrated Device Technology, Inc.                4,200           380,099
<F1> International Rectifier Corporation               2,500           126,406
<F1> Intuit, Inc.                                      8,300           473,099
<F1> Investment Technology Group, Inc.                 1,300            51,919
<F1> Keane, Inc.                                       2,900            50,460
<F1> L-3 Communications Holdings, Inc.                 1,400            79,100
<F1> Lattice Semiconductor Corporation                 2,200           118,250
<F1> Legato Systems, Inc.                              3,600            48,375
<F1> Litton Industries, Inc.                           1,900            84,906
<F1> Macromedia, Inc.                                  2,200           177,788
<F1> MarchFirst, Inc.                                  6,000            94,125
<F1> Mentor Graphics Corporation                       2,600            61,263
<F1> Micrel, Incorporated                              3,500           234,500
<F1> Microchip Technology Incorporated                 4,800           158,700
<F1> Mynd Corporation                                  1,500            20,250
<F1> Network Associates, Inc.                          5,700           128,963
<F1> NOVA Corporation                                  2,900            49,663
<F1> NVIDIA Corporation                                2,600           212,875
<F1> Polycom, Inc.                                     2,900           194,209
<F1> QLogic Corporation                                3,700           325,599
<F1> Quantum Corporation - DLT & Storage Systems       6,600            99,413
<F1> Rational Software Corporation                     7,300           506,437
<F1> Sawtek, Inc.                                      1,700            65,477
<F1> Semtech Corporation                               2,600           112,125
<F1> Storage Technology Corporation                    4,100            55,606
<F1> Structural Dynamics Research Corporation          1,500            24,563
<F1> SunGard Data Systems, Inc.                        5,400           231,188
<F1> Sybase, Inc.                                      3,700            85,100
<F1> Sykes Enterprises, Incorporated                   1,700             9,138
<F1> Symantec Corporation                              2,400           105,600
<F1> Synopsys, Inc.                                    2,900           109,838
<F1> The Titan Corporation                             2,200            36,300
<F1> Transaction Systems Architects, Inc. - Class A    1,300            21,125
<F1> TranSwitch Corporation                            3,300           210,375
<F1> TriQuint Semiconductor, Inc.                      3,200           116,600
<F1> Vitesse Semiconductor Corporation                 7,700           684,818
<F1> Waters Corporation                                5,200           462,799
<F1> Wind River Systems, Inc.                          3,000           143,813
     ---------------------------------------------------------------------------
     TOTAL                                                           9,676,431
     ---------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                              INDEX 400 STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     TRANSPORTATION (1.2%)
     Airborne Freight Corporation                      2,000           $20,375
<F1> Alaska Air Group, Inc.                            1,100            26,400
     Alexander & Baldwin, Inc.                         1,700            44,200
     Arnold Industries, Inc.                           1,000            16,875
<F1> Atlas Air, Inc.                                   1,500            63,375
     C.H. Robinson Worldwide, Inc.                     1,700            95,810
     CNF Transportation, Inc.                          2,000            44,500
     GATX Corporation                                  2,000            83,750
<F1> J.B. Hunt Transport Services, Inc.                1,400            17,850
     Overseas Shipholding Group, Inc.                  1,400            38,325
<F1> Swift Transportation Co., Inc.                    2,600            33,963
<F1> Wisconsin Central
        Transportation Corporation                     2,000            21,125
     ---------------------------------------------------------------------------
     TOTAL                                                             506,548
     ---------------------------------------------------------------------------

     UTILITIES (11.4%)
     AGL Resources, Inc.                               2,200            44,138
     Allegheny Energy, Inc.                            4,500           171,843
     ALLETE                                            3,000            66,375
     Alliant Energy Corporation                        3,300            96,938
     American Water Works Company, Inc.                4,000           110,250
     Black Hills Corporation                             900            25,256
<F1> Calpine Corporation                               5,700           594,937
     Cleco Corporation                                   900            42,075
     Conectiv, Inc.                                    3,700            66,138
     DPL, Inc.                                         5,400           160,649
     DQE, Inc.                                         2,400            96,300
     Dynegy Inc. - Class A                            12,500           712,499
     Energy East Corporation                           5,400           122,175
     Hawaiian Electric Industries, Inc.                1,300            45,338
     IDACORP, Inc.                                     1,500            69,375
     IPALCO Enterprises, Inc.                          3,500            80,063
     Kansas City Power & Light Company                 2,500            66,719
     Kinder Morgan, Inc.                               4,700           192,405
     LG&E Energy Corp.                                 5,300           129,519
     MCN Energy Group, Inc.                            3,500            89,688
     The Montana Power Company                         4,300           143,512
     National Fuel Gas Company                         1,600            89,700
     NiSource, Inc.                                    5,000           121,875
     Northeast Utilities                               6,100           132,294
     NSTAR                                             2,300            92,575
     OGE Energy Corp.                                  3,200            68,200
     Potomac Electric Power Company                    4,900           123,419
     Public Service Company of New Mexico              1,600            41,400
     Puget Sound Energy, Inc.                          3,500            88,813
     Questar Corporation                               3,300            91,781
     SCANA Corporation                                 4,300           132,763
     Sierra Pacific Resources                          3,258            58,644

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     UTILITIES (CONTINUED)
     TECO Energy, Inc.                                 5,200          $149,499
     UtiliCorp United, Inc.                            3,900           100,913
     Vectren Corporation                               2,500            50,781
     Washington Gas Light Company                      1,900            51,063
     Western Resources, Inc.                           2,900            62,713
     Wisconsin Energy Corporation                      5,000            99,688
     ---------------------------------------------------------------------------
     TOTAL                                                           4,682,313
     ---------------------------------------------------------------------------
     TOTAL COMMON STOCK
        (COST $35,964,331)                                          39,658,590
     ===========================================================================

     MONEY MARKET INVESTMENTS (2.9%)
     FEDERAL GOVERNMENT AND AGENCIES (1.2%)
<F2> Federal Home Loan Bank, 6.38%, 11/24/00         500,000           495,304
     ---------------------------------------------------------------------------

     FINANCE SERVICES  (0.2%)
<F2> Citicorp, 6.53%, 10/25/00                       100,000            99,583
     ---------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (1.5%)
     General Electric Capital Corp.,
        6.69%, 10/2/00                               600,000           599,999
     ---------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $1,194,886)                                            1,194,886
     ===========================================================================
     TOTAL INVESTMENTS (99.7%)
        (COST $37,159,217)<F3>                                      40,853,476
     ===========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.3%)                             121,970
     ===========================================================================
     TOTAL NET ASSETS (100.0%)                                     $40,975,446
     ===========================================================================

<F1> Non-Income Producing

<F2> Partially held in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                 Unrealized
                                   Number of      Expiration    Appreciation
Issuer                             Contracts         Date      (Depreciation)
--------------------------------------------------------------------------------
MidCap 400 Stock Index
   (Total notional value at
      9/30/00, $1,097,625)             4            12/00         $(7,025)

<F3> At September 30, 2000, the aggregate cost of securities for federal tax purposes was $37,159,217 and the net unrealized appreciation of investments based on that cost was $3,694,259 which is comprised of $8,073,546 aggregate gross unrealized appreciation and $4,379,287 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                               GROWTH STOCK FUND

------------------
GROWTH STOCK FUND
------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

PORTFOLIO: A diversified mix of high-quality growth stocks in medium and large companies.

STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

NET ASSETS:  $74.0 million
--------------------------------------------------------------------------------

The Growth Stock Fund is invested in high-quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. The Fund remains close to fully invested, with S&P/R Index Futures used at times to maintain the desired degree of market exposure.

The Growth Stock Fund continues to outperform its principal benchmark, the S&P 500/R Index. Recent performance has benefited from many sectors including the overweighted positions relative to the Index in energy and consumer cyclicalss. In the consumer cyclicals group, large holdings that performed well include Harley-Davidson and retail chains Walgreen's and Kohl's, both of which address specific segments of the market and are rapidly expanding their store bases. Financial services holdings including Fiserv and Citigroup have also pushed performance, as has a large position in Enron, formerly a natural gas utility company but now a sophisticated market maker in energy related commodities and broadband capacity. Healthcare stocks held in the portfolio such as Pfizer and Guidant were also strong contributors, as were consumer staple stocks including Pepsico and Keebler.

In the current volatile market, the Fund's emphasis on quality and earnings consistency has helped returns. As a measure of the quality of the stocks in the Fund, the average S&P rating of stocks in the portfolio is A-. Diversification has also been a key factor in performance and in keeping the turnover of portfolio holdings relatively low as radical sector shifts have not been needed.

SECTOR ALLOCATION
9/30/00
--------------------------------------------------------
Technology                                          27%
Consumer Cyclicals                                  12%
Consumer Staples                                    10%
Finance                                             10%
Energy                                               9%
Basic Materials/Capital Goods                        8%
S&P/R Index Futures                                  8%
Healthcare                                           7%
Cash Equivalents                                     5%
Communication Services                               3%
Other Industries                                     1%

TOP 10 EQUITY HOLDINGS
9/30/00

Company                                    % Net Assets
--------------------------------------------------------
General Electric Company                           2.9%
Cisco Systems, Inc.                                2.8%
Nortel Networks Corporation                        2.4%
Fiserv, Inc.                                       2.2%
Enron Corp.                                        2.2%
Kohl's Corporation                                 1.9%
Walgreen Co.                                       1.8%
Harley-Davidson, Inc.                              1.8%
Citigroup, Inc.                                    1.8%
Pfizer, Inc.                                       1.7%

                               GROWTH STOCK FUND

PERFORMANCE RELATIVE TO S&P 500/R INDEX

                                                    GROWTH
                      GROWTH         GROWTH       STOCK FUND        S&P
                    STOCK FUND     STOCK FUND      CLASS B         500/R
                     CLASS A        CLASS B    REDEMPTION VALUE    INDEX
-------------------------------------------------------------------------------
3/31/97               9,524          10,000                        10,000
9/30/97              11,829          12,380                        12,618
3/31/98              13,817          14,412                        14,787
9/30/98              12,779          13,293                        13,747
3/31/99              16,355          16,958                        17,503
9/30/99              16,623          17,173                        17,564
3/31/00              20,899          21,539                        20,650
9/30/00              21,031          21,596         21,296         19,915




TOTAL RETURN                                                      Average
                                                                   Annual
                                                 One               Since
For the periods ended September 30, 2000        Year           Inception<F1>
--------------------------------------------------------------------------------
Growth Stock Fund
(Class A - without initial sales charge)       26.52%              25.39%
--------------------------------------------------------------------------------
S&P 500/R Index                                13.39%              21.73%
--------------------------------------------------------------------------------
<F1>Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

     SCHEDULE OF INVESTMENTS
                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     COMMON STOCK (86.7%)
     BASIC MATERIALS (1.3%)
     Ecolab, Inc.                                     21,000          $757,312
     PPG Industries, Inc.                              4,900           194,469
     ---------------------------------------------------------------------------
     TOTAL                                                             951,781
     ---------------------------------------------------------------------------

     CAPITAL GOODS (5.5%)
     Avery Dennison Corporation                       16,700           774,463
     General Electric Company                         37,200         2,145,975
     Illinois Tool Works, Inc.                         6,800           379,950
     Tyco International Ltd.                          15,000           778,125
     ---------------------------------------------------------------------------
     TOTAL                                                           4,078,513
     ---------------------------------------------------------------------------

     COMMUNICATION SERVICES (3.1%)
     AT&T Corp.                                       18,928           556,010
<F1> AT&T Wireless Group                               4,000            83,500
<F1> Nextel Communications, Inc. - Class A            14,400           673,200
     SBC Communications, Inc.                          5,790           289,500
     Sprint Corporation                                5,600           164,150
     Verizon Communications                            7,930           384,109
<F1> WorldCom, Inc.                                    4,272           129,762
     ---------------------------------------------------------------------------
     TOTAL                                                           2,280,231
     ---------------------------------------------------------------------------
     CONSUMER CYCLICALS (11.5%)
<F1> Amazon.com, Inc.                                  4,200           161,438
<F1> Costco Wholesale Corporation                     12,400           433,225
     Ford Motor Company                               11,887           300,890
     Harley-Davidson, Inc.                            28,000         1,340,499
     The Interpublic Group of Companies, Inc.          9,000           306,563
<F1> Kohl's Corporation                               24,900         1,436,418
     The McGraw-Hill Companies, Inc.                  14,100           896,230
     The New York Times Company - Class A             19,400           762,663
     Omnicom Group, Inc.                               3,400           247,988
     The ServiceMaster Company                        25,500           251,813
     Target Corporation                               15,000           384,375
     Tiffany & Co.                                     5,400           208,238
     Tribune Company                                  18,800           820,150
     Wal-Mart Stores, Inc.                            20,100           967,312
     ---------------------------------------------------------------------------
     TOTAL                                                           8,517,802
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                               GROWTH STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CONSUMER STAPLES (8.9%)
     Anheuser-Busch Companies, Inc.                   17,400          $736,238
     The Estee Lauder Companies, Inc. - Class A       18,600           681,225
     Keebler Foods Company                            22,700           953,399
     Kimberly-Clark Corporation                       10,700           597,194
     McDonald's Corporation                           12,600           380,363
     PepsiCo, Inc.                                    16,400           754,400
     The Quaker Oats Company                           5,900           466,838
     Time Warner, Inc.                                 8,500           665,125
     Walgreen Co.                                     35,700         1,354,368
     ---------------------------------------------------------------------------
     TOTAL                                                           6,589,150
     ---------------------------------------------------------------------------

     ENERGY (6.4%)
     BP Amoco PLC, ADR                                 9,200           487,600
     Chevron Corporation                               1,700           144,925
     Conoco Inc. - Class B                            21,000           565,688
     Diamond Offshore Drilling, Inc.                   8,700           356,700
     EOG Resources, Inc.                              20,100           781,387
     Exxon Mobil Corporation                           9,892           881,624
     Santa Fe International Corporation                9,400           423,588
     Schlumberger Limited                              4,100           337,481
     Tosco Corporation                                23,400           729,788
     ---------------------------------------------------------------------------
     TOTAL                                                           4,708,781
     ---------------------------------------------------------------------------

     FINANCE (9.8%)
     American International Group, Inc.                9,700           928,169
     The Bank of New York Company, Inc.               12,700           711,994
     The Chase Manhattan Corporation                   8,400           387,975
     CIGNA Corporation                                 7,300           762,120
     Citigroup, Inc.                                  23,966         1,295,661
     Fifth Third Bancorp                              10,050           541,444
     Household International, Inc.                     7,400           419,025
     Lehman Brothers Holdings, Inc.                    7,000         1,034,250
     Morgan Stanley Dean Witter & Co.                 13,100         1,197,831
     ---------------------------------------------------------------------------
     TOTAL                                                           7,278,469
     ---------------------------------------------------------------------------

     HEALTHCARE (7.4%)
     Bristol-Myers Squibb Company                      9,300           531,263
     Eli Lilly and Company                             6,200           502,975
<F1> Guidant Corporation                               7,800           551,363
     Johnson & Johnson                                 5,800           544,838
     Medtronic, Inc.                                  15,600           808,275
     Merck & Co., Inc.                                 7,200           535,950
     Pfizer, Inc.                                     28,700         1,289,705
     Schering-Plough Corporation                      10,900           506,850
<F1> Watson Pharmaceuticals, Inc.                      3,400           220,575
     ---------------------------------------------------------------------------
     TOTAL                                                           5,491,794
     ---------------------------------------------------------------------------

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     TECHNOLOGY (29.2%)
<F1> Amdocs Limited                                   16,300        $1,016,713
<F1> America Online, Inc.                             12,600           677,250
<F1> Atmel Corporation                                34,800           528,525
<F1> Avanex Corporation                                3,300           355,369
<F1> Axcelis Technologies, Inc.                        7,800            92,625
<F1> Cisco Systems, Inc.                              37,900         2,093,975
     Corning Incorporated                              3,600         1,069,200
<F1> Dell Computer Corporation                        12,900           397,481
     Electronic Data Systems Corporation              14,100           585,150
<F1> EMC Corporation                                  11,000         1,090,375
<F1> Fiserv, Inc.                                     27,725         1,660,034
     Hewlett-Packard Company                           3,100           300,700
     Intel Corporation                                29,600         1,230,250
     International Business Machines Corporation       7,000           787,500
<F1> Internet Pictures Corporation                    12,900            70,144
<F1> Lexmark International Group, Inc. - Class A       3,300           123,750
<F1> Microsoft Corporation                            21,200         1,277,300
     Nokia Corp., ADR                                  6,300           250,819
     Nortel Networks Corporation                      29,200         1,739,225
<F1> ONI Systems Corp.                                 7,500           647,344
<F1> Oracle Corporation                               15,000         1,181,250
<F1> Palm, Inc.                                       16,697           883,897
<F1> Sun Microsystems, Inc.                            8,100           945,675
<F1> Tellabs, Inc.                                     9,800           467,950
     Texas Instruments Incorporated                   13,200           622,875
<F1> TIBCO Software Inc.                               9,200           776,825
<F1> Viacom Inc. - Class B                             8,900           520,650
<F1> Williams Communications Group, Inc. - Class A    14,500           290,000
     ---------------------------------------------------------------------------
     TOTAL                                                          21,682,851
     ---------------------------------------------------------------------------

     TRANSPORTATION (1.4%)
<F1> FedEx Corp.                                       7,400           328,116
<F1> Midwest Express Holdings, Inc.                   10,350           208,294
     Southwest Airlines Co.                           21,150           512,887
     ---------------------------------------------------------------------------
     TOTAL                                                           1,049,297
     ---------------------------------------------------------------------------

     UTILITIES (2.2%)
     Enron Corp.                                      18,400         1,612,300
     ---------------------------------------------------------------------------
     TOTAL COMMON STOCK
        (COST $41,239,883)                                          64,240,969
     ==========================================================================

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                               GROWTH STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------

     MONEY MARKET INVESTMENTS (13.3%)
     CAPTIVE FINANCE COMPANIES (1.3%)
     Daimler-Chrysler N.A. Holdings,
        6.5%, 10/30/00                             1,000,000          $994,944
     ---------------------------------------------------------------------------

     ELECTRONIC COMPUTERS (1.8%)
     Hewlett Packard Co., 6.5%, 10/25/00           1,300,000         1,294,601
     ---------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (0.8%)
     Federal National Mortgage
        Association, 6.39%, 11/30/00                 600,000           593,448
     ---------------------------------------------------------------------------

     FINANCE (1.7%)
<F2> The CIT Group, Inc.,
        6.5%, 11/16/00                             1,300,000         1,289,438
     ---------------------------------------------------------------------------

     FINANCE LESSORS (1.5%)
<F2> Philip Morris Capital Company,
        6.48%, 10/30/00                            1,100,000         1,094,456
     ---------------------------------------------------------------------------

     FINANCE SERVICES (3.3%)
<F2> Asset Securitization,
        6.49%, 11/14/00                            1,100,000         1,091,473
<F2> Citicorp, 6.53%, 10/25/00                     1,300,000         1,294,577
     ---------------------------------------------------------------------------
     TOTAL                                                           2,386,050
     ---------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (1.2%)
     General Electric Capital Corp.,
        6.69%, 10/2/00                               900,000           900,000
     ---------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (1.7%)
<F2> Transamerica Financial Corporation,
        6.5%, 11/10/00                             1,300,000         1,290,846
     ---------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $9,844,051)                                            9,843,783
     ===========================================================================
     TOTAL INVESTMENTS (100.0%)
        (COST $51,083,934)<F3>                                      74,084,752
     ===========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.0%)                            (35,581)
     ===========================================================================
     TOTAL NET ASSETS (100.0%)                                     $74,049,171
     ===========================================================================

<F1> Non-Income Producing

     ADR - American Depository Receipt

<F2> Partially held in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                                 Unrealized
                                   Number of      Expiration   Appreciation/
Issuer                             Contracts         Date      (Depreciation)
-------------------------------------------------------------------------------
S&P 500/R Stock Index
   (Total notional value at
      9/30/00, $5,814,800)             16           12/00        $(329,550)

<F3> At September 30, 2000, the aggregate cost of securities for federal tax purposes was $51,083,934 and the net unrealized appreciation of investments based on that cost was $23,000,818 which is comprised of $25,589,493 aggregate gross unrealized appreciation and $2,588,675 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                          GROWTH AND INCOME STOCK FUND
-----------------------------
GROWTH AND INCOME STOCK FUND
-----------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500/R Index").

NET ASSETS:  $54.4 million
--------------------------------------------------------------------------------

The Growth and Income Stock Fund invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500/R Index is normally maintained, with the emphasis on undervalued stocks within each sector; a valuation discipline mandates the sale of stocks regarded as overvalued.

The Growth and Income Stock Fund has benefited in recent months from what appears to be a shift in market sentiment: there has been renewal of interest in value, after a long period of infatuation with growth, to the exclusion of other factors that normally influence stock prices. This change is favorable for the Fund's valuation-driven management style. Other factors in the Fund's improved performance relative to its benchmark, the S&P 500/R Index, have been good stock selection within industry groups and a slight industry tilt away from the technology sector, which has been especially hard hit by the changed market environment.

The largest holding in the Fund, Exxon Mobil, has been quite strong, as positive results have been driven by rising oil prices and cost savings from the 1999 merger of Exxon and Mobil. Other holdings that have contributed to performance are Pharmacia and ALZA in the healthcare sector; credit card leader Capital One; and Sun Microsystems and Seagate, which have been among the best performers in the weakening technology sector. Positions in some of these holdings have been reduced to realize the profits; some of the proceeds have been used to take advantage of good values created by falling stock prices of solid technology companies such as Dell and Compaq, Nortel in the telecommunications area, and Comcast in the cable television industry.

The Growth and Income Stock Fund is managed for Northwestern Mutual Investment Services, LLC by J. P. Morgan Investment Management, Inc.

SECTOR ALLOCATION
9/30/00
--------------------------------------------------------
Technology                                          27%
Finance                                             16%
Basic Materials/Capital Goods                       12%
Healthcare                                          11%
Consumer Staples                                     8%
Consumer Cyclicals                                   7%
Communication Services                               6%
Energy                                               6%
Other Industries                                     4%
Short-term Investments                               3%


TOP 10 EQUITY HOLDINGS
9/30/00
Company                                    % Net Assets
--------------------------------------------------------
Exxon Mobil Corporation                            4.0%
Cisco Systems, Inc.                                3.6%
Tyco International Ltd.                            3.4%
Sun Microsystems, Inc.                             3.3%
General Electric Company                           3.1%
Microsoft Corporation                              2.9%
Intel Corporation                                  2.6%
Pharmacia Corporation                              2.0%
Citigroup, Inc.                                    2.0%
EMC Corporation                                    1.9%

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          GROWTH AND INCOME STOCK FUND

PERFORMANCE RELATIVE TO S&P 500/R INDEX

                                                  GROWTH AND
                    GROWTH AND     GROWTH AND    INCOME STOCK
                   INCOME STOCK   INCOME STOCK   FUND CLASS B       S&P
                       FUND           FUND        REDEMPTION       500/R
                     CLASS A        CLASS B         VALUE          INDEX
-------------------------------------------------------------------------------
3/31/97                9,524         10,000                        10,000
9/30/97               12,152         12,720                        12,618
3/31/98               13,514         14,096                        14,787
9/30/98               12,167         12,649                        13,747
3/31/99               15,013         15,563                        17,503
9/30/99               14,210         14,683                        17,564
3/31/00               16,506         17,007                        20,650
9/30/00               15,645         16,063          15,763        19,915



TOTAL RETURN                                                      Average
                                                                   Annual
                                               One                 Since
For the periods ended September 30, 2000       Year            Inception<F1>
--------------------------------------------------------------------------------
Growth and Income Stock Fund
(Class A - without initial sales charge)      10.10%               15.23%
--------------------------------------------------------------------------------
S&P 500/R Index                               13.39%               21.73%
--------------------------------------------------------------------------------
<F1>Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

     SCHEDULE OF INVESTMENTS
                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     COMMON STOCK (97.0%)
     BASIC MATERIALS (3.0%)
     Alcoa, Inc.                                       9,840          $249,075
     Allegheny Technologies Incorporated              12,550           227,469
     Rohm and Haas Company                            22,300           648,093
<F1> Smurfit-Stone Container Corporation              23,802           285,624
     Temple-Inland, Inc.                               5,700           215,888
     ---------------------------------------------------------------------------
     TOTAL                                                           1,626,149
     ---------------------------------------------------------------------------

     CAPITAL GOODS (8.4%)
     Cooper Industries, Inc.                          10,800           380,700
     General Electric Company                         29,400         1,696,013
     Honeywell International, Inc.                     6,800           242,250
<F1> Sensormatic Electronics Corporation              13,000           195,000
     Tyco International Ltd.                          35,356         1,834,092
     Waste Management, Inc.                           11,805           205,850
     ---------------------------------------------------------------------------
     TOTAL                                                           4,553,905
     ---------------------------------------------------------------------------

     COMMUNICATION SERVICES (6.4%)
<F1> Allegiance Telecom, Inc.                          3,850           143,413
     AT&T Corp.                                       14,400           423,000
<F1> Global Crossing Ltd.                             10,800           334,800
<F1> Level 3 Communications, Inc.                      3,500           269,938
<F1> Qwest Communications International Inc.           5,200           249,925
     SBC Communications, Inc.                         16,891           844,549
     Verizon Communications                           13,984           677,350
<F1> WorldCom, Inc.                                   17,005           516,527
     ---------------------------------------------------------------------------
     TOTAL                                                           3,459,502
     ---------------------------------------------------------------------------

     CONSUMER CYCLICALS (6.9%)
<F1> Abercrombie & Fitch Co. - Class A                11,100           211,594
<F1> Cendant Corporation                              18,759           204,004
<F1> Federated Department Stores, Inc.                 8,600           224,675
     Ford Motor Company                                9,964           252,214
     The Gap, Inc.                                     5,200           104,650
<F1> Jones Apparel Group, Inc.                         7,000           185,500
<F1> Lear Corporation                                 10,200           209,738
     The News Corporation Limited, ADR                15,400           863,362
     Target Corporation                               13,800           353,625
     The TJX Companies, Inc.                          19,300           434,250
     Wal-Mart Stores, Inc.                            14,200           683,375
     ---------------------------------------------------------------------------
     TOTAL                                                           3,726,987
     ---------------------------------------------------------------------------

     CONSUMER STAPLES (8.1%)
     The Clorox Company                                7,300           288,806
     The Coca-Cola Company                             7,200           396,900
<F1> Comcast Corporation - Class A                    16,200           663,188
<F1> Gemstar-TV Guide International, Inc.              2,800           244,125
     The Gillette Company                             15,700           484,738
     Philip Morris Companies, Inc.                    31,200           918,449
     The Procter & Gamble Company                      6,700           448,900
     The Seagram Company Ltd.                          8,200           470,988
     Time Warner, Inc.                                 6,500           508,625
     ---------------------------------------------------------------------------
     TOTAL                                                           4,424,719
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                          GROWTH AND INCOME STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     ENERGY (6.3%)
     Baker Hughes Incorporated                         8,900          $330,413
     Exxon Mobil Corporation                          24,138         2,151,298
<F1> Global Marine, Inc.                              11,400           351,975
     Royal Dutch Petroleum Company                     3,400           203,788
     Shell Transport & Trading Company, ADR            7,400           362,138
     ---------------------------------------------------------------------------
     TOTAL                                                           3,399,612
     ---------------------------------------------------------------------------

     FINANCE (15.6%)
     Ambac Financial Group, Inc.                      12,800           937,599
     Capital One Financial Corporation                 9,700           679,606
     CIGNA Corporation                                 4,400           459,360
     The CIT Group, Inc.                              17,320           303,100
     Citigroup, Inc.                                  20,300         1,097,468
<F1> E*TRADE Group, Inc.                               7,800           128,213
     Federal National Mortgage Association             8,300           593,450
     First Union Corporation                          25,600           824,000
     The Goldman Sachs Group, Inc.                     7,200           820,350
     KeyCorp                                          15,100           382,219
<F1> MetLife, Inc.                                    18,900           494,944
     U.S. Bancorp                                     33,600           764,400
     Washington Mutual, Inc.                          14,000           557,375
     XL Capital Ltd. - Class A                         5,800           426,300
     ---------------------------------------------------------------------------
     TOTAL                                                           8,468,384
     ---------------------------------------------------------------------------

     HEALTHCARE (11.1%)
<F1> ALZA Corporation                                 11,500           994,750
     American Home Products Corporation                9,700           548,656
     Bristol-Myers Squibb Company                     11,100           634,088
     Eli Lilly and Company                            10,000           811,250
     PE Corporation-PE Biosystems Group                3,300           384,450
     Pfizer, Inc.                                     20,975           942,564
     Pharmacia Corporation                            18,371         1,105,704
     Schering-Plough Corporation                      13,600           632,400
     ---------------------------------------------------------------------------
     TOTAL                                                           6,053,862
     ---------------------------------------------------------------------------

     TECHNOLOGY (27.1%)
<F1> America Online, Inc.                             12,200           655,750
<F1> AT&T Corp. - Liberty Media Corporation           40,000           720,000
<F1> Cisco Systems, Inc.                              35,100         1,939,274
<F1> Citrix Systems, Inc.                              4,900            98,306
     Compaq Computer Corporation                      15,900           438,522
     Computer Associates International, Inc.          13,500           340,031
<F1> Dell Computer Corporation                        14,200           437,538
<F1> EMC Corporation                                  10,500         1,040,813
     Intel Corporation                                33,800         1,404,813
     International Business Machines Corporation       3,300           371,250
<F1> Lattice Semiconductor Corporation                 2,900           155,875

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
     Lucent Technologies, Inc.                        10,050          $307,153
<F1> Microsoft Corporation                            25,900         1,560,474
     Motorola, Inc.                                   17,600           497,200
<F1> NCR Corporation                                   3,500           132,344
     Nortel Networks Corporation                      15,800           941,088
<F1> Oracle Corporation                                6,000           472,500
<F1> Quantum Corporation - DLT & Storage Systems       7,700           115,981
<F1> Seagate Technology, Inc.                          6,300           434,700
<F1> Sun Microsystems, Inc.                           15,200         1,774,600
<F1> Tellabs, Inc.                                     4,400           210,100
     Texas Instruments Incorporated                    9,200           434,125
<F1> TyCom, Ltd.                                       7,700           295,488
     ---------------------------------------------------------------------------
     TOTAL                                                          14,777,925
     ---------------------------------------------------------------------------

     TRANSPORTATION (1.2%)
     Union Pacific Corporation                        16,300           633,663
     ---------------------------------------------------------------------------

     UTILITIES (2.9%)
     Columbia Energy Group                             8,500           603,500
     DTE Energy Company                                8,800           336,600
     Dynegy Inc. - Class A                             6,600           376,200
     Entergy Corporation                               7,500           279,375
     ---------------------------------------------------------------------------
     TOTAL                                                           1,595,675
     ---------------------------------------------------------------------------
     TOTAL COMMON STOCK
        (COST $49,088,892)                                          52,720,383
     ===========================================================================

     MONEY MARKET INVESTMENTS (3.1%)
     FINANCE SERVICES (2.2%)
     Asset Securitization, 6.49%, 11/14/00         1,200,000         1,190,698
     ---------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (0.9%)
     General Electric Capital Corp.,
        6.69%, 10/2/00                               500,000           500,000
     ---------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $1,690,698)                                            1,690,698
     ===========================================================================
     TOTAL INVESTMENTS (100.1%)
        (COST $50,779,590)<F2>                                      54,411,081
     ===========================================================================
     OTHER ASSETS, LESS LIABILITIES (-0.1%)                           (53,048)
     ===========================================================================
     TOTAL NET ASSETS (100.0%)                                     $54,358,033
     ===========================================================================

<F1> Non-Income Producing

     ADR - American Depository Receipt

<F2> At September 30, 2000, the aggregate cost of securities for federal tax purposes was $50,779,590 and the net unrealized appreciation of investments based on that cost was $3,631,491 which is comprised of $10,340,121 aggregate gross unrealized appreciation and $6,708,630 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND

---------------------
INDEX 500 STOCK FUND
---------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek investment results that approximate the performance of the S&P 500/R Index, by investing in stocks included in the S&P 500/R Index. Because the S&P 500/R Index is an unmanaged index, its return does not reflect the deduction of expenses that would exist with a mutual fund.

PORTFOLIO: The S&P 500/R Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly-traded common stocks in the United States.

STRATEGY: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

NET ASSETS:  $91.4 million
--------------------------------------------------------------------------------

The Index 500 Stock Fund is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. This composite of 500 stocks of large companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market. The Fund therefore enables investors to participate in overall performance of the U.S. equity market. The Fund continues to achieve the objective of matching the results of the S&P 500/R Index before expenses.

SECTOR ALLOCATION
9/30/00
--------------------------------------------------------
Technology                                          30%
Finance                                             16%
Healthcare                                          12%
Consumer Staples                                    11%
Basic Materials/Capital Goods                       11%
Other                                                7%
Consumer Cyclicals                                   7%
Energy                                               6%


TOP 10 EQUITY HOLDINGS
9/30/00

Company                                    % Net Assets
---------------------------------------------------------
General Electric Company                           4.7%
Cisco Systems, Inc.                                3.2%
Microsoft Corporation                              2.6%
Exxon Mobil Corporation                            2.6%
Pfizer, Inc.                                       2.3%
Intel Corporation                                  2.3%
Citigroup, Inc.                                    2.0%
Oracle Corporation                                 1.8%
American International Group, Inc.                 1.8%
EMC Corporation                                    1.8%

PERFORMANCE RELATIVE TO S&P 500/R INDEX

                                                INDEX 500
                    INDEX 500    INDEX 500      STOCK FUND
                    STOCK FUND   STOCK FUND      CLASS B        S&P 500/R
                     CLASS A      CLASS B    REDEMPTION VALUE     INDEX
--------------------------------------------------------------------------
3/31/97              9,524       10,000                         10,000
9/30/97             11,952       12,510                         12,618
3/31/98             13,938       14,544                         14,787
9/30/98             12,933       13,450                         13,747
3/31/99             16,429       17,042                         17,503
9/30/99             16,429       16,981                         17,564
3/31/00             19,247       19,821                         20,650
9/30/00             18,537       19,039          18,739         19,915


TOTAL RETURN                                                      Average
                                                                   Annual
                                                One                Since
For the periods ended September 30, 2000        Year           Inception<F1>
--------------------------------------------------------------------------------
Index 500 Stock Fund
(Class A - without initial sales charge)       12.83%              20.95%
S&P 500/R Index                                13.39%              21.73%
--------------------------------------------------------------------------------
<F1>Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND

     SCHEDULE OF INVESTMENTS
                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     COMMON STOCK (103.6%)
     BASIC MATERIALS (1.8%)
     Air Products and Chemicals, Inc.                  1,700           $61,200
     Alcan Aluminium Ltd.                              1,600            46,300
     Alcoa, Inc.                                       6,460           163,518
     Allegheny Technologies Incorporated                 600            10,875
     Archer-Daniels-Midland Company                    4,767            41,115
     Barrick Gold Corporation                          3,000            45,750
     Bemis Company, Inc.                                 400            12,850
<F1> Bethlehem Steel Corporation                       1,000             3,000
     Boise Cascade Corporation                           400            10,625
     The Dow Chemical Company                          5,100           127,181
     E.I. du Pont de Nemours and Company               7,900           327,355
     Eastman Chemical Company                            600            22,163
     Ecolab, Inc.                                      1,000            36,063
     Engelhard Corporation                             1,000            16,250
<F1> FMC Corporation                                     200            13,413
<F1> Freeport-McMoRan Copper & Gold, Inc. - Class B    1,200            10,575
     Georgia-Pacific Corporation                       1,300            30,550
     Great Lakes Chemical Corporation                    400            11,725
     Hercules Incorporated                               800            11,300
     Homestake Mining Company                          2,000            10,375
<F1> Inco Limited                                      1,400            22,575
     International Flavors & Fragrances, Inc.            800            14,600
     International Paper Company                       3,586           102,873
     Louisiana-Pacific Corporation                       800             7,350
     The Mead Corporation                                800            18,700
     Newmont Mining Corporation                        1,258            21,386
     Nucor Corporation                                   600            18,075
<F1> Pactiv Corporation                                1,300            14,544
     Phelps Dodge Corporation                            596            24,883
     Placer Dome, Inc.                                 2,500            23,594
     Potlatch Corporation                                200             6,325
     PPG Industries, Inc.                              1,300            51,594
     Praxair, Inc.                                     1,200            44,850
     Rohm and Haas Company                             1,605            46,645
     Sigma-Aldrich Corporation                           600            19,800
     Temple-Inland, Inc.                                 400            15,150
     Union Carbide Corporation                         1,000            37,750
     USX-U.S. Steel Group                                700            10,631
     Vulcan Materials Company                            800            32,150
<F1> W.R. Grace & Co.                                    500             3,438
     Westvaco Corporation                                800            21,350
     Weyerhaeuser Company                              1,700            68,638
     Willamette Industries, Inc.                         800            22,400
     Worthington Industries, Inc.                        600             5,625
     ---------------------------------------------------------------------------
     TOTAL                                                           1,667,109
     ---------------------------------------------------------------------------

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CAPITAL GOODS (9.0%)
<F1> Allied Waste Industries, Inc.                     1,400           $12,863
<F1> American Power Conversion Corporation             1,500            28,781
     Avery Dennison Corporation                          800            37,100
     The B.F. Goodrich Company                           800            31,350
     Ball Corporation                                    200             6,338
     The Boeing Company                                6,770           426,509
     Briggs & Stratton Corporation                       200             7,563
     Caterpillar, Inc.                                 2,600            87,750
     Cooper Industries, Inc.                             700            24,675
     Crane Co.                                           450            10,294
     Crown Cork & Seal Company, Inc.                   1,000            10,688
     Cummins Engine Company, Inc.                        300             8,981
     Danaher Corporation                               1,100            54,725
     Deere & Company                                   1,800            59,850
     Dover Corporation                                 1,500            70,406
     Eaton Corporation                                   500            30,813
     Emerson Electric Co.                              3,200           214,399
     Fluor Corporation                                   600            18,000
     General Dynamics Corporation                      1,500            94,219
     General Electric Company                         74,300         4,286,180
     Honeywell International, Inc.                     5,950           211,968
     Illinois Tool Works, Inc.                         2,300           128,513
     Ingersoll-Rand Company                            1,250            42,344
     ITT Industries, Inc.                                700            22,706
     Johnson Controls, Inc.                              600            31,913
     Lockheed Martin Corporation                       3,200           105,472
     McDermott International, Inc.                       500             5,500
     Millipore Corporation                               300            14,531
     Minnesota Mining and Manufacturing Company        3,000           273,374
     Molex Incorporated                                1,450            78,934
     National Service Industries, Inc.                   300             5,869
<F1> Navistar International Corporation                  500            14,969
     Northrop Grumman Corporation                        500            45,438
<F1> Owens-Illinois, Inc.                              1,100            10,175
     PACCAR, Inc.                                        600            22,238
     Pall Corporation                                    900            17,944
     Parker-Hannifin Corporation                         850            28,688
     Pitney Bowes, Inc.                                1,900            74,931
     Raytheon Company - Class B                        2,600            73,938
     Rockwell International Corporation                1,400            42,350
<F1> Sanmina Corporation                               1,100           102,988
<F1> Sealed Air Corporation                              614            27,784
<F1> Solectron Corporation                             4,500           207,563
     Textron, Inc.                                     1,100            50,738
<F1> Thermo Electron Corporation                       1,300            33,800
     Thomas & Betts Corporation                          400             6,975

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CAPITAL GOODS (CONTINUED)
     The Timken Company                                  500            $6,844
     Tyco International Ltd.                          12,720           659,849
     United Technologies Corporation                   3,500           242,374
     Waste Management, Inc.                            4,657            81,206
     ---------------------------------------------------------------------------
     TOTAL                                                           8,193,400
     ---------------------------------------------------------------------------

     COMMUNICATION SERVICES (6.5%)
     ALLTEL Corporation                                2,400           125,250
     AT&T Corp.                                       28,211           828,698
     BellSouth Corporation                            14,100           567,525
     CenturyTel, Inc.                                  1,100            29,975
<F1> Global Crossing Ltd.                              6,580           203,980
<F1> Nextel Communications, Inc. - Class A             5,700           266,475
<F1> Qwest Communications International Inc.          12,265           589,487
     SBC Communications, Inc.                         25,523         1,276,149
     Sprint Corporation                                6,600           193,463
<F1> Sprint Corporation (PCS Group)                    6,900           241,931
     Verizon Communications                           20,432           989,675
<F1> WorldCom, Inc.                                   21,522           653,731
     ---------------------------------------------------------------------------
     TOTAL                                                           5,966,339
     ---------------------------------------------------------------------------

     CONSUMER CYCLICALS (7.2%)
     American Greetings Corporation - Class A            500             8,750
     Armstrong Holdings, Inc.                            300             3,581
<F1> AutoZone, Inc.                                    1,000            22,688
<F1> Bed Bath & Beyond, Inc.                           2,100            51,220
<F1> Best Buy Co., Inc.                                1,500            95,438
     The Black & Decker Corporation                      600            20,513
     Brunswick Corporation                               700            12,775
     Carnival Corporation                              4,500           110,812
<F1> Cendant Corporation                               5,372            58,421
     Centex Corporation                                  400            12,850
     Circuit City Stores, Inc.                         1,500            34,500
<F1> Consolidated Stores Corporation                     800            10,800
<F1> Convergys Corporation                             1,200            46,650
     Cooper Tire & Rubber Company                        600             6,038
<F1> Costco Wholesale Corporation                      3,400           118,787
     Dana Corporation                                  1,178            25,327
     Delphi Automotive Systems Corporation             4,204            63,586
     Dillard's, Inc. - Class A                           700             7,438
     Dollar General Corporation                        2,490            41,708
     Dow Jones & Company, Inc.                           700            42,350
     The Dun & Bradstreet Corporation                  1,200            41,325
<F1> Federated Department Stores, Inc.                 1,600            41,800
     Ford Motor Company                               14,069           356,121
     Gannett Co., Inc.                                 2,000           106,000
     The Gap, Inc.                                     6,362           128,034
     General Motors Corporation                        4,004           260,259

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CONSUMER CYCLICALS (CONTINUED)
     Genuine Parts Company                             1,350           $25,734
     The Goodyear Tire & Rubber Company                1,200            21,600
     H&R Block, Inc.                                     700            25,944
     Harcourt General, Inc.                              500            29,500
     Harley-Davidson, Inc.                             2,300           110,112
<F1> Harrah's Entertainment, Inc.                        900            24,750
     Hasbro, Inc.                                      1,250            14,297
     Hilton Hotels Corporation                         2,800            32,375
     The Home Depot, Inc.                             17,350           920,633
     IMS Health Incorporated                           2,200            45,650
     The Interpublic Group of Companies, Inc.          2,300            78,344
     J.C. Penney Company, Inc.                         2,000            23,625
     Kaufman and Broad Home Corporation                  400            10,775
<F1> Kmart Corporation                                 3,600            21,600
     Knight-Ridder, Inc.                                 600            30,488
<F1> Kohl's Corporation                                2,500           144,218
     Leggett & Platt, Incorporated                     1,500            23,719
     The Limited, Inc.                                 3,184            70,247
     Liz Claiborne, Inc.                                 400            15,400
     Lowe's Companies, Inc.                            2,900           130,137
     Marriott International, Inc. - Class A            1,800            65,588
     Masco Corporation                                 3,400            63,325
     Mattel, Inc.                                      3,200            35,800
     The May Department Stores Company                 2,450            50,225
     Maytag Corporation                                  600            18,638
     The McGraw-Hill Companies, Inc.                   1,500            95,344
     Meredith Corporation                                400            11,800
     The New York Times Company - Class A              1,300            51,106
     NIKE, Inc. - Class B                              2,100            84,131
     Nordstrom, Inc.                                   1,000            15,563
<F1> Office Depot, Inc.                                2,400            18,750
     Omnicom Group, Inc.                               1,300            94,819
     Owens Corning                                       400             1,050
     Pulte Corporation                                   300             9,900
     RadioShack Corporation                            1,400            90,475
<F1> Reebok International Ltd.                           400             7,525
     Russell Corporation                                 200             3,175
     Sears, Roebuck & Co.                              2,600            84,292
     The Sherwin-Williams Company                      1,200            25,650
     Snap-on Incorporated                                400             9,425
     Springs Industries, Inc. - Class A                  100             2,819
     The Stanley Works                                   700            16,144
<F1> Staples, Inc.                                     3,600            51,075
     Target Corporation                                6,900           176,812
     Tiffany & Co.                                     1,100            42,419
     The TJX Companies, Inc.                           2,300            51,750
<F1> Toys "R" Us, Inc.                                 1,600            26,000

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CONSUMER CYCLICALS (CONTINUED)
     Tribune Company                                   2,360          $102,955
     TRW, Inc.                                           900            36,563
     V. F. Corporation                                   900            22,219
     Visteon Corporation                                 952            14,399
     Wal-Mart Stores, Inc.                            33,500         1,612,187
     Whirlpool Corporation                               500            19,438
     Young & Rubicam, Inc.                               500            24,750
     ---------------------------------------------------------------------------
     TOTAL                                                           6,563,030
     ---------------------------------------------------------------------------

     CONSUMER STAPLES (9.7%)
     Adolph Coors Company - Class B                      300            18,956
     Alberto-Culver Company - Class B                    400            11,525
     Albertson's, Inc.                                 3,212            67,452
     Anheuser-Busch Companies, Inc.                    6,800           287,725
     Avon Products, Inc.                               1,800            73,575
     Bestfoods                                         2,000           145,500
     Brown-Forman Corporation - Class B                  500            27,375
     Campbell Soup Company                             3,200            82,800
     Cardinal Health, Inc.                             2,050           180,784
<F1> Clear Channel Communications, Inc.                4,400           248,600
     The Clorox Company                                1,800            71,213
     The Coca-Cola Company                            18,600         1,025,324
     Coca-Cola Enterprises, Inc.                       3,200            51,000
     Colgate-Palmolive Company                         4,300           202,960
<F1> Comcast Corporation - Class A                     6,700           274,281
     ConAgra, Inc.                                     4,000            80,250
     CVS Corporation                                   2,900           134,306
     Darden Restaurants, Inc.                            900            18,731
     Deluxe Corporation                                  500            10,156
     Fort James Corporation                            1,500            45,844
     Fortune Brands, Inc.                              1,200            31,800
     General Mills, Inc.                               2,200            78,100
     The Gillette Company                              7,800           240,825
     The Great Atlantic & Pacific Tea Company, Inc.      300             3,319
     H.J. Heinz Company                                2,600            96,363
     Hershey Foods Corporation                         1,000            54,125
     Kellogg Company                                   3,000            72,563
     Kimberly-Clark Corporation                        4,200           234,413
<F1> The Kroger Co.                                    6,300           142,144
     Longs Drug Stores Corporation                       300             5,738
     McDonald's Corporation                           10,000           301,875
     McKesson HBOC, Inc.                               2,121            64,823
     Nabisco Group Holdings Corp.                      2,500            71,250
     Newell Rubbermaid, Inc.                           2,045            46,652
     PepsiCo, Inc.                                    10,800           496,800
     Philip Morris Companies, Inc.                    17,200           506,325

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     The Procter & Gamble Company                      9,800          $656,599
     The Quaker Oats Company                           1,000            79,125
     R.R. Donnelley & Sons Company                       900            22,106
     Ralston-Ralston Purina Group                      2,300            54,481
<F1> Safeway, Inc.                                     3,700           172,744
     Sara Lee Corporation                              6,500           132,031
     The Seagram Company Ltd.                          3,300           189,544
<F1> Starbucks Corporation                             1,400            56,088
     SUPERVALU INC.                                    1,000            15,063
     SYSCO Corporation                                 2,500           115,781
     Time Warner, Inc.                                 9,900           774,674
<F1> Tricon Global Restaurants, Inc.                   1,130            34,606
     Tupperware Corporation                              400             7,200
     UST, Inc.                                         1,200            27,450
     Walgreen Co.                                      7,600           288,325
     The Walt Disney Company                          15,600           596,700
     Wendy's International, Inc.                         900            18,056
     Winn-Dixie Stores, Inc.                           1,100            15,813
     Wm. Wrigley Jr. Company                             900            67,388
     ---------------------------------------------------------------------------
     TOTAL                                                           8,829,246
     ---------------------------------------------------------------------------

     ENERGY (6.3%)
     Amerada Hess Corporation                            700            46,856
     Anadarko Petroleum Corporation                    1,819           120,891
     Apache Corporation                                  900            53,213
     Ashland, Inc.                                       500            16,844
     Baker Hughes Incorporated                         2,510            93,184
     Burlington Resources, Inc.                        1,605            59,084
     Chevron Corporation                               4,900           417,725
     Conoco Inc. - Class B                             4,700           126,606
     Devon Energy Corporation                          1,000            60,150
     Exxon Mobil Corporation                          26,105         2,326,607
     Halliburton Company                               3,300           161,494
     Kerr-McGee Corporation                              695            46,044
     Occidental Petroleum Corporation                  2,800            61,075
     Phillips Petroleum Company                        1,900           119,225
<F1> Rowan Companies, Inc.                               700            20,300
     Royal Dutch Petroleum Company                    16,100           964,993
     Schlumberger Limited                              4,300           353,944
     Sunoco, Inc.                                        700            18,856
     Texaco, Inc.                                      4,100           215,250
     Tosco Corporation                                 1,100            34,306
     Transocean Sedco Forex, Inc.                      1,587            93,038
     Unilever N V                                      4,253           205,207
     Unocal Corporation                                1,800            63,788
     USX-Marathon Group                                2,300            65,263
     ---------------------------------------------------------------------------
     TOTAL                                                           5,743,943
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     FINANCE (16.2%)
     AFLAC Incorporated                                2,000          $128,125
     The Allstate Corporation                          5,600           194,600
     American Express Company                         10,000           607,499
     American General Corporation                      1,910           148,980
     American International Group, Inc.               17,319         1,657,211
     AmSouth Bancorporation                            3,000            37,500
     Aon Corporation                                   1,925            75,556
     Associates First Capital Corporation - Class A    5,444           206,872
     Bank of America Corporation                      12,479           653,587
     The Bank of New York Company, Inc.                5,500           308,344
     Bank One Corporation                              8,658           334,415
     BB&T Corporation                                  2,900            87,363
     The Bear Stearns Companies, Inc.                    792            49,896
     Capital One Financial Corporation                 1,500           105,094
     The Charles Schwab Corporation                   10,200           362,100
     Charter One Financial, Inc.                       1,675            40,828
     The Chase Manhattan Corporation                   9,750           450,328
     The Chubb Corporation                             1,300           102,863
     CIGNA Corporation                                 1,200           125,280
     Cincinnati Financial Corporation                  1,200            42,600
     The CIT Group, Inc.                               2,000            35,000
     Citigroup, Inc.                                  33,793         1,826,933
     Comerica Incorporated                             1,150            67,203
     Conseco, Inc.                                     2,433            18,552
     Countrywide Credit Industries, Inc.                 900            33,975
     Federal Home Loan Mortgage Corporation            5,200           281,125
     Federal National Mortgage Association             7,600           543,400
     Fifth Third Bancorp                               3,537           190,556
     First Union Corporation                           7,320           235,613
     Firstar Corporation                               7,336           164,143
     FleetBoston Financial Corporation                 6,797           265,083
     Franklin Resources, Inc.                          1,800            79,974
     Golden West Financial Corporation                 1,200            64,350
     The Hartford Financial Services Group, Inc.       1,600           116,700
     Household International, Inc.                     3,519           199,263
     Huntington Bancshares Incorporated                1,872            27,495
     J.P. Morgan & Co. Incorporated                    1,200           196,050
     Jefferson-Pilot Corporation                         800            54,300
     KeyCorp                                           3,300            83,531
     Lehman Brothers Holdings, Inc.                      900           132,975
     Lincoln National Corporation                      1,400            67,375
     Loews Corporation                                   700            58,363
     Marsh & McLennan Companies, Inc.                  2,000           265,500
     MBIA, Inc.                                          700            49,788
     MBNA Corporation                                  6,350           244,475
     Mellon Financial Corporation                      3,700           171,588

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     FINANCE (CONTINUED)
     Merrill Lynch & Co., Inc.                         5,800          $382,800
     MGIC Investment Corporation                         800            48,900
     Morgan Stanley Dean Witter & Co.                  8,510           778,132
     National City Corporation                         4,600           101,775
     Northern Trust Corporation                        1,700           151,088
     Old Kent Financial Corporation                    1,050            30,384
     Paine Webber Group, Inc.                          1,100            74,938
     The PNC Financial Services Group, Inc.            2,200           143,000
     The Progressive Corporation                         500            40,938
     Providian Financial Corporation                   1,100           139,700
     Regions Financial Corporation                     1,700            38,569
     SAFECO Corporation                                1,000            27,250
     SouthTrust Corporation                            1,300            40,869
     The St. Paul Companies, Inc.                      1,582            78,012
     State Street Corporation                          1,200           156,000
     Stillwell Financial Inc.                          1,700            73,950
     Summit Bancorp.                                   1,300            44,850
     SunTrust Banks, Inc.                              2,300           114,569
     Synovus Financial Corp.                           2,150            45,553
     T. Rowe Price Associates, Inc.                      900            42,244
     Torchmark Corporation                             1,000            27,813
     U.S. Bancorp                                      5,659           128,742
     Union Planters Corporation                        1,000            33,063
     UnumProvident Corporation                         1,776            48,396
     USA Education, Inc.                               1,200            57,825
     Wachovia Corporation                              1,500            85,031
     Washington Mutual, Inc.                           4,086           162,674
     Wells Fargo & Company                            12,100           555,844
     ---------------------------------------------------------------------------
     TOTAL                                                          14,845,260
     ---------------------------------------------------------------------------

     HEALTHCARE (11.8%)
     Abbott Laboratories                              11,600           551,725
     Aetna, Inc.                                       1,100            63,869
     Allergan, Inc.                                    1,000            84,438
<F1> ALZA Corporation                                    900            77,850
     American Home Products Corporation                9,800           554,313
<F1> Amgen, Inc.                                       7,700           537,677
     Bausch & Lomb Incorporated                          400            15,575
     Baxter International, Inc.                        2,200           175,588
     Becton, Dickinson and Company                     1,900            50,231
<F1> Biogen, Inc.                                      1,100            67,100
     Biomet, Inc.                                      1,300            45,500
<F1> Boston Scientific Corporation                     3,100            50,956
     Bristol-Myers Squibb Company                     14,800           845,449
     C. R. Bard, Inc.                                    400            16,900
     Eli Lilly and Company                             8,500           689,563
<F1> Guidant Corporation                               2,300           162,581
     HCA - The Healthcare Company                      4,200           155,925
<F1>  HEALTHSOUTH Corporation                          2,900            23,563

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     HEALTHCARE (CONTINUED)
<F1> Humana, Inc.                                      1,300           $13,975
     Johnson & Johnson                                10,400           976,949
     Mallinckrodt, Inc.                                  500            22,813
<F1> Manor Care, Inc.                                    800            12,550
<F1> MedImmune, Inc.                                   1,600           123,600
     Medtronic, Inc.                                   9,000           466,313
     Merck & Co., Inc.                                17,300         1,287,768
     PE Corporation                                    1,600           186,400
     Pfizer, Inc.                                     47,325         2,126,666
     Pharmacia Corporation                             9,503           571,962
<F1> Quintiles Transnational Corp.                       900            14,344
     Schering-Plough Corporation                      11,000           511,500
<F1> St. Jude Medical, Inc.                              600            30,600
<F1> Tenet Healthcare Corporation                      2,300            83,663
     UnitedHealth Group Incorporated                   1,200           118,500
<F1> Watson Pharmaceuticals, Inc.                        800            51,900
<F1> Wellpoint Health Networks, Inc. - Class A           500            48,000
     ---------------------------------------------------------------------------
     TOTAL                                                          10,816,306
     ---------------------------------------------------------------------------

     TECHNOLOGY (31.1%)
<F1> Adaptec, Inc.                                       800            16,000
<F1> ADC Telecommunications, Inc.                      5,100           137,142
     Adobe Systems Incorporated                          900           139,725
<F1> Advanced Micro Devices, Inc.                      2,300            54,338
<F1> Agilent Technologies, Inc.                        3,346           163,745
<F1> Altera Corporation                                3,000           143,250
<F1> America Online, Inc.                             17,300           929,874
<F1> Analog Devices, Inc.                              2,700           222,919
<F1> Andrew Corporation                                  600            15,713
<F1> Apple Computer, Inc.                              2,400            61,800
<F1> Applied Materials, Inc.                           6,100           361,806
     Autodesk, Inc.                                      400            10,150
     Automatic Data Processing, Inc.                   4,700           314,313
<F1> BMC Software, Inc.                                1,800            34,425
<F1> Broadcom Corporation - Class A                    1,600           390,000
<F1> Cabletron Systems, Inc.                           1,400            41,125
<F1> Ceridian Corporation                              1,100            30,869
<F1> Cisco Systems, Inc.                              52,300         2,889,574
<F1> Citrix Systems, Inc.                              1,400            28,088
     Compaq Computer Corporation                      12,785           352,610
     Computer Associates International, Inc.           4,400           110,825
<F1> Computer Sciences Corporation                     1,300            96,525
<F1> Compuware Corporation                             2,700            22,613
<F1> Comverse Technology, Inc.                         1,100           118,800
<F1> Conexant Systems, Inc.                            1,600            67,000
     Corning Incorporated                              2,200           653,400
<F1> Dell Computer Corporation                        19,300           594,681
     Eastman Kodak Company                             2,300            94,013
     Electronic Data Systems Corporation               3,500           145,250

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> EMC Corporation                                  16,312        $1,616,926
     Equifax, Inc.                                     1,100            29,631
     First Data Corporation                            3,100           121,094
<F1> Gateway, Inc.                                     2,400           112,200
     Hewlett-Packard Company                           7,500           727,500
     Intel Corporation                                50,300         2,090,593
     International Business Machines Corporation      13,300         1,496,249
<F1> JDS Uniphase Corporation                          7,000           662,813
<F1> KLA-Tencor Corporation                            1,400            57,663
<F1> Lexmark International Group, Inc. - Class A       1,000            37,500
     Linear Technology Corporation                     2,300           148,925
<F1> LSI Logic Corporation                             2,300            67,275
     Lucent Technologies, Inc.                        24,435           746,795
<F1> Maxim Integrated Products, Inc.                   2,100           168,919
<F1> Mercury Interactive Corporation                     600            94,050
<F1> Micron Technology, Inc.                           4,200           193,200
<F1> Microsoft Corporation                            39,500         2,379,874
<F1> MIPS Technologies, Inc. - Class B                   180             6,930
     Motorola, Inc.                                   16,160           456,520
<F1> National Semiconductor Corporation                1,300            52,325
<F1> NCR Corporation                                     700            26,469
<F1> Network Appliance, Inc.                           2,300           292,963
     Nortel Networks Corporation                      22,220         1,323,478
<F1> Novell, Inc.                                      2,500            24,844
<F1> Novellus Systems, Inc.                            1,000            46,563
<F1> Oracle Corporation                               21,350         1,681,312
<F1> Palm, Inc.                                        4,208           222,761
<F1> Parametric Technology Corporation                 2,100            22,969
     Paychex, Inc.                                     2,825           148,313
<F1> PeopleSoft, Inc.                                  2,100            58,669
     PerkinElmer, Inc.                                   400            41,750
     Polaroid Corporation                                300             4,031
<F1> QUALCOMM Incorporated                             5,600           399,000
     Sabre Holdings Corporation - Class A              1,011            29,256
<F1> Sapient Corporation                                 900            36,619
     Scientific-Atlanta, Inc.                          1,200            76,350
<F1> Seagate Technology, Inc.                          1,700           117,300
<F1> Siebel Systems, Inc.                              3,000           333,938
<F1> Sun Microsystems, Inc.                           11,900         1,389,324
<F1> SYNAVANT Inc.                                       105               702
     Tektronix, Inc.                                     400            30,725
<F1> Tellabs, Inc.                                     3,100           148,025
<F1> Teradyne, Inc.                                    1,300            45,500
     Texas Instruments Incorporated                   13,000           613,438
<F1> Unisys Corporation                                2,300            25,875
<F1> VERITAS Software Corporation                      2,900           411,800
<F1> Viacom Inc. - Class B                            11,431           668,714

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
     W.W. Grainger, Inc.                                 700           $18,419
     Xerox Corporation                                 5,000            75,313
<F1> Xilinx, Inc.                                      2,400           205,500
<F1> Yahoo!, Inc.                                      4,100           373,100
     ---------------------------------------------------------------------------
     TOTAL                                                          28,400,575
     ---------------------------------------------------------------------------

     TRANSPORTATION (0.6%)
<F1> AMR Corporation                                   1,100            35,956
     Burlington Northern Santa Fe Corporation          3,200            69,000
     CSX Corporation                                   1,600            34,900
     Delta Air Lines, Inc.                               900            39,938
<F1> FedEx Corp.                                       2,220            98,434
     Norfolk Southern Corporation                      2,900            42,413
     Ryder System, Inc.                                  400             7,375
     Southwest Airlines Co.                            3,687            89,409
     Union Pacific Corporation                         1,900            73,863
<F1> US Airways Group, Inc.                              500            15,219
     ---------------------------------------------------------------------------
     TOTAL                                                             506,507
     ---------------------------------------------------------------------------

     UTILITIES (3.4%)
<F2><F1> The AES Corporation                           3,400           232,899
     Ameren Corporation                                1,000            41,875
     American Electric Power Company, Inc.             2,400            93,900
     Cinergy Corp.                                     1,200            39,675
     CMS Energy Corporation                              800            21,550
     The Coastal Corporation                           1,600           118,600
     Columbia Energy Group                               550            39,050
     Consolidated Edison, Inc.                         1,600            54,600
     Constellation Energy Group                        1,100            54,725
     CP&L Energy, Inc.                                 1,200            50,025
     Dominion Resources, Inc.                          1,742           101,145
     DTE Energy Company                                1,100            42,075
     Duke Energy Corporation                           2,731           234,182
     Eastern Enterprises                                 200            12,763
     Edison International                              2,500            48,281
     El Paso Energy Corporation                        1,700           104,763
     Enron Corp.                                       5,500           481,937
     Entergy Corporation                               1,700            63,325
     FirstEnergy Corp.                                 1,700            45,794
     Florida Progress Corporation                        700            37,056
     FPL Group, Inc.                                   1,300            85,475
     GPU, Inc.                                           900            29,194
     KeySpan Corporation                               1,000            40,125
<F1> Niagara Mohawk Holdings, Inc.                     1,300            20,475
     NICOR, Inc.                                         300            10,856
     ONEOK, Inc.                                         200             7,950
     PECO Energy Company                               1,300            78,731
     Peoples Energy Corporation                          300            10,013
     PG&E Corporation                                  2,900            70,144

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     UTILITIES (CONTINUED)
     Pinnacle West Capital Corporation                   600           $30,525
     PPL Corporation                                   1,098            45,842
     Public Service Enterprise Group Incorporated      1,600            71,500
     Reliant Energy, Inc.                              2,173           101,045
     Sempra Energy                                     1,551            32,280
     The Southern Company                              4,900           158,944
     TXU Corp.                                         1,967            77,942
     Unicom Corporation                                1,300            73,044
     The Williams Companies, Inc.                      3,300           139,425
     XCEL Energy, Inc.                                 2,540            69,850
     ---------------------------------------------------------------------------
     TOTAL                                                           3,071,580
     ---------------------------------------------------------------------------
     TOTAL COMMON STOCK
       (COST $74,513,756)                                           94,603,295
     ===========================================================================

     MONEY MARKET INVESTMENTS (4.3%)
     FEDERAL GOVERNMENT AND AGENCIES (0.9%)
<F2> Federal National Mortgage Association,
        6.39%, 11/30/00                              800,000           791,264
     ---------------------------------------------------------------------------

     FINANCE SERVICES (2.1%)
<F2> Asset Securitization, 6.49%, 11/14/00         1,300,000         1,289,922
<F2> Citicorp, 6.53%, 10/25/00                       700,000           697,080
     ---------------------------------------------------------------------------
     TOTAL                                                           1,987,002
     ---------------------------------------------------------------------------

     SECURITY BROKERS AND DEALERS (1.3%)
<F2> Salomon Smith Barney Holdings,
        Inc., 6.5%, 11/10/00                       1,200,000         1,191,550
     ---------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $3,970,174)                                            3,969,816
     ===========================================================================
     TOTAL INVESTMENTS (107.9%)
        (COST $78,483,930)<F3>                                      98,573,111
     ===========================================================================
     OTHER ASSETS, LESS LIABILITIES (-7.9%)                        (7,200,175)
     ===========================================================================
     TOTAL NET ASSETS (100.0%)                                     $91,372,936
     ===========================================================================

<F1> Non-Income Producing

<F2> Partially held in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                                 Unrealized
                                    Number of     Expiration   Appreciation/
Issuer                              Contracts        Date      (Depreciation)
--------------------------------------------------------------------------------
S&P 500/R Stock Index
   (Total notional value at
       9/30/00, $4,134,800)            11           12/00        $(137,125)
--------------------------------------------------------------------------------

<F3> At September 30, 2000, the aggregate cost of securities for federal tax purposes was $78,483,930 and the net unrealized appreciation of investments based on that cost was $20,089,181 which is comprised of $26,616,250 aggregate gross unrealized appreciation and $6,527,069 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

----------------------
ASSET ALLOCATION FUND
----------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

STRATEGY: To adjust the mix among asset sectors to capitalize on the changing financial markets and economic conditions.

NET ASSETS:  $70.5 million
--------------------------------------------------------------------------------

The Asset Allocation Fund invests in seven categories of assets: large-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, convertible securities and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed. The Fund is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income. During 2000, both sector allocation and selection of individual securities have contributed to the Fund's strong performance.

A major key to performance is overexposure to equities when the market is strong and a defensive posture during periods of market weakness. The Fund's managers took advantage of market strength in the first quarter of 2000 to reduce exposure to the equity market. Since then the equity market has been highly volatile, with no strong direction. At the end of September, the Fund is positioned defensively, with 52% stocks, 41% bonds and 7% cash. Although the major equity indices have fallen well below their peak levels early this year, equity prices are still high based on historical standards. The liquidity provided by the cash position would provide the opportunity to take advantage of any equity correction that may occur in the fourth quarter.



SECTOR ALLOCATION
9/30/00
--------------------------------------------------------
Investment-Grade Bonds                              33%
Large-Cap Stocks                                    28%
Small-Cap Stocks                                    14%
Foreign Stocks                                      10%
Below Investment-Grade Bonds                         7%
Cash Equivalents                                     7%
Convertible Securities                               1%

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

                    PERFORMANCE RELATIVE TO RELEVANT INDICES

                                    ASSET
                                  ALLOCATION              MERRILL   MERRILL
             ASSET       ASSET       FUND                  LYNCH     LYNCH
           ALLOCATION  ALLOCATION  CLASS B                DOMESTIC   91-DAY
              FUND        FUND    REDEMPTION  S&P 500/R    MASTER   TREASURY
            CLASS A     CLASS B     VALUE       INDEX      INDEX      BILL
-----------------------------------------------------------------------------

3/31/97      9,524       10,000               10,000     10,000     10,000
9/30/97     11,390       11,920               12,618     10,712     10,272
3/31/98     12,239       12,769               14,787     11,205     10,536
9/30/98     11,355       11,811               13,747     11,955     10,824
3/31/99     13,023       13,506               17,503     11,934     11,061
9/30/99     13,826       14,280               17,564     11,908     11,333
3/31/00     17,110       17,621               20,650     12,167     11,634
9/30/00     17,408       17,871     17,571    19,915     12,733     11,989

TOTAL RETURN                                                      Average
                                                                   Annual
                                                One                Since
For the periods ended September 30, 2000        Year           Inception<F1>
--------------------------------------------------------------------------------
Asset Allocation Fund
(Class A - without initial sales charge)       25.91%              18.80%
--------------------------------------------------------------------------------
S&P 500/R Index                                13.39%              21.73%
--------------------------------------------------------------------------------
Merrill Lynch Domestic Master Index             6.94%              7.14%
--------------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill              5.78%              5.31%
--------------------------------------------------------------------------------
<F1>Fund inception date is 3/31/97. Returns are annualized.

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.
The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch 91-Day Treasury Bill index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

     SCHEDULE OF INVESTMENTS
                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     DOMESTIC COMMON STOCKS AND WARRANTS (36.9%)
     LARGE CAP COMMON STOCK (22.6%)
     BASIC MATERIALS (0.3%)
     Ecolab, Inc.                                        5,000        $180,313
     PPG Industries, Inc.                                  800          31,750
     ---------------------------------------------------------------------------
     TOTAL                                                             212,063
     ---------------------------------------------------------------------------

     CAPITAL GOODS (1.5%)
     Avery Dennison Corporation                          4,100         190,138
     General Electric Company                            9,600         553,799
     Illinois Tool Works, Inc.                           1,700          94,988
     Tyco International Ltd.                             3,700         191,937
     ---------------------------------------------------------------------------
     TOTAL                                                           1,030,862
     ---------------------------------------------------------------------------

     COMMUNICATION SERVICES (0.7%)
     AT&T Corp.                                          4,795         140,853
<F1> AT&T Wireless Group                                   900          18,788
<F1> Nextel Communications, Inc. - Class A               4,000         186,999
     Sprint Corporation                                  1,400          41,038
     Verizon Communications                              2,196         106,369
<F1> WorldCom, Inc.                                      1,077          32,714
     ---------------------------------------------------------------------------
     TOTAL                                                             526,761
     ---------------------------------------------------------------------------

     CONSUMER CYCLICALS (2.8%)
<F1> Amazon.com, Inc.                                    1,100          42,281
     Ford Motor Company                                  3,146          79,633
     Harley-Davidson, Inc.                               7,000         335,124
     The Interpublic Group of Companies, Inc.            2,200          74,938
<F1> Kohl's Corporation                                  6,300         363,430
     The McGraw-Hill Companies, Inc.                     3,500         222,469
     The New York Times Company - Class A                5,100         200,494
     Omnicom Group, Inc.                                   900          65,644
     Target Corporation                                  3,800          97,375
     Tiffany & Co.                                       1,200          46,275
     Tribune Company                                     5,100         222,488
     Wal-Mart Stores, Inc.                               5,200         250,249
     ---------------------------------------------------------------------------
     TOTAL                                                           2,000,400
     ---------------------------------------------------------------------------

     CONSUMER STAPLES (2.4%)
     Anheuser-Busch Companies, Inc.                      4,400         186,175
     The Estee Lauder Companies, Inc. - Class A          4,700         172,138
     Keebler Foods Company                               5,900         247,799
     Kimberly-Clark Corporation                          3,000         167,438
     McDonald's Corporation                              3,200          96,600
     PepsiCo, Inc.                                       4,100         188,600
     The Quaker Oats Company                             1,500         118,688
     Time Warner, Inc.                                   2,200         172,150
<F1> Viacom Inc. - Class B                               2,200         128,700
     Walgreen Co.                                        6,500         246,594
     ---------------------------------------------------------------------------
     TOTAL                                                           1,724,882
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     ENERGY (1.7%)
     BP Amoco PLC, ADR                                   2,200        $116,600
     Chevron Corporation                                   600          51,150
     Conoco Inc. - Class B                               5,400         145,463
     Diamond Offshore Drilling, Inc.                     2,200          90,200
     EOG Resources, Inc.                                 5,100         198,263
     Exxon Mobil Corporation                             2,620         233,508
     Santa Fe International Corporation                  2,400         108,150
     Schlumberger Limited                                1,000          82,313
     Tosco Corporation                                   5,900         184,006
     ---------------------------------------------------------------------------
     TOTAL                                                           1,209,653
     ---------------------------------------------------------------------------

     FINANCE (2.7%)
     American International Group, Inc.                  2,550         244,003
     The Bank of New York Company, Inc.                  3,400         190,613
     The Chase Manhattan Corporation                     2,250         103,922
     CIGNA Corporation                                   1,800         187,920
     Citigroup, Inc.                                     6,666         360,381
     Fifth Third Bancorp                                 2,550         137,381
     Household International, Inc.                       1,900         107,588
     Lehman Brothers Holdings, Inc.                      1,900         280,725
     Morgan Stanley Dean Witter & Co.                    3,200         292,600
     ---------------------------------------------------------------------------
     TOTAL                                                           1,905,133
     ---------------------------------------------------------------------------

     HEALTHCARE (2.0%)
     Bristol-Myers Squibb Company                        2,400         137,100
     Eli Lilly and Company                               1,600         129,800
<F1> Guidant Corporation                                 1,900         134,306
     Johnson & Johnson                                   1,500         140,906
     Medtronic, Inc.                                     3,900         202,068
     Merck & Co., Inc.                                   1,800         133,988
     Pfizer, Inc.                                        7,325         329,166
     Schering-Plough Corporation                         3,000         139,500
<F1> Watson Pharmaceuticals, Inc.                          900          58,388
     ---------------------------------------------------------------------------
     TOTAL                                                           1,405,222
     ---------------------------------------------------------------------------

     TECHNOLOGY (7.6%)
<F1> Amdocs Limited                                      4,900         305,638
<F1> America Online, Inc.                                3,100         166,625
<F1> Atmel Corporation                                   9,400         142,763
<F1> Axcelis Technologies, Inc.                          2,000          23,750
<F1> Cisco Systems, Inc.                                 9,500         524,875
     Corning Incorporated                                  900         267,300
<F1> Dell Computer Corporation                           3,600         110,925
     Electronic Data Systems Corporation                 3,500         145,250
<F1> EMC Corporation                                     2,800         277,550
<F1> EXFO Electro-Optical Engineering Inc.                 600          26,138
<F1> Fiserv, Inc.                                        6,925         414,633
     Hewlett-Packard Company                               700          67,900

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
     Intel Corporation                                   7,400        $307,562
     International Business Machines Corporation         1,800         202,500
<F1> Internet Pictures Corporation                       3,200          17,400
<F1> Lexmark International Group, Inc. - Class A           900          33,750
<F1> Microsoft Corporation                               5,300         319,324
     Nortel Networks Corporation                         6,400         381,199
<F1> ONI Systems Corp.                                   1,900         163,994
<F1> Oracle Corporation                                  3,800         299,250
<F1> Palm, Inc.                                          4,286         226,890
<F1> PMC-Sierra, Inc.                                    1,000         215,250
<F1> SmartForce Public Limited Company, ADR              1,400          66,325
<F1> Sun Microsystems, Inc.                              2,000         233,500
     Texas Instruments Incorporated                      3,600         169,875
<F1> TIBCO Software Inc.                                 2,300         194,206
<F1> Williams Communications Group, Inc. - Class A       3,700          74,000
     ---------------------------------------------------------------------------
     TOTAL                                                           5,378,372
     ---------------------------------------------------------------------------

     TRANSPORTATION (0.3%)
<F1> FedEx Corp.                                         1,800          79,812
     Southwest Airlines Co.                              5,500         133,374
     ---------------------------------------------------------------------------
     TOTAL                                                             213,186
     ---------------------------------------------------------------------------

     UTILITIES (0.6%)
     Enron Corp.                                         4,600         403,075
     ---------------------------------------------------------------------------
     TOTAL LARGE CAP COMMON STOCK                                   16,009,609
     ---------------------------------------------------------------------------

     SMALL CAP COMMON STOCK (14.3%)
     CAPITAL GOODS (0.8%)
<F1> APW Ltd.                                            1,400          68,250
     Kaydon Corporation                                  4,500         103,500
<F1> MSC Industrial Direct Co., Inc. - Class A           3,200          48,800
<F1> Sanmina Corporation                                 1,300         121,713
<F1> Stoneridge, Inc.                                    4,900          47,163
     Teleflex Incorporated                               4,200         144,375
     ---------------------------------------------------------------------------
     TOTAL                                                             533,801
     ---------------------------------------------------------------------------

     COMMUNICATION SERVICES (0.4%)
     Telefonos de Mexico SA                              5,000         265,937
     ---------------------------------------------------------------------------

     CONSUMER CYCLICALS (3.3%)
<F1> Catalina Marketing Corporation                      5,400         203,175
<F1> CDW Computer Centers, Inc.                          2,700         186,300
<F1> Charles River Associates Incorporated               3,200          38,800
     Cintas Corporation                                  3,900         169,894
<F1> The Corporate Executive Board Company               3,400         136,850
<F1> Costco Wholesale Corporation                        3,300         115,294

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     CONSUMER CYCLICALS (CONTINUED)
<F1> Heidrick & Struggles International, Inc.            2,000        $102,750
<F1> Hotel Reservations Network, Inc. - Class A          2,400          87,900
<F1> JAKKS Pacific, Inc.                                 1,400          13,169
<F1> Jones Apparel Group, Inc.                           3,400          90,100
<F1> Jupiter Media Metrix, Inc.                          2,365          37,692
<F1> Lamar Advertising Company - Class A                 2,100          79,538
     Leggett & Platt, Incorporated                       5,200          82,225
<F1> Michaels Stores, Inc.                               4,400         176,000
<F1> O'Reilly Automotive, Inc.                          13,900         203,288
<F1> Robert Half International Inc.                      3,800         131,813
     The Talbots, Inc.                                   2,500         165,625
<F1> Tetra Tech, Inc.                                    7,900         225,643
<F1> TMP Worldwide Inc.                                  1,200          96,600
<F1> Whitehall Jewellers, Inc.                           2,200          17,463
     ---------------------------------------------------------------------------
     TOTAL                                                           2,360,119
     ---------------------------------------------------------------------------

     CONSUMER STAPLES (0.4%)
<F1> Patterson Dental Company                            9,500         213,750
<F1> Steiner Leisure Limited                             2,750          61,531
     ---------------------------------------------------------------------------
     TOTAL                                                             275,281
     ---------------------------------------------------------------------------

     ENERGY (1.1%)
     Anadarko Petroleum Corporation                      1,500          99,690
<F1> BJ Services Company                                 4,000         244,499
<F1> Global Industries, Ltd.                             5,700          71,250
<F1> Grant Prideco, Inc.                                 2,300          50,456
<F1> Nabors Industries, Inc.                             3,700         193,880
<F1> Stone Energy Corporation                              400          22,000
<F1> Weatherford International, Inc.                     2,300          98,900
     ---------------------------------------------------------------------------
     TOTAL                                                             780,675
     ---------------------------------------------------------------------------

     FINANCE (0.9%)
     GreenPoint Financial Corp.                          3,442         101,969
     Investors Financial Services Corp.                  6,200         391,374
<F1> Knight Trading Group, Inc. - Class A                1,900          68,400
<F1> Trammell Crow Company                               3,800          57,000
     ---------------------------------------------------------------------------
     TOTAL                                                             618,743
     ---------------------------------------------------------------------------

     HEALTHCARE (2.1%)
<F1> Biovail Corporation                                 1,900         154,731
<F1> Elan Corporation PLC, ADR                           3,500         191,625
<F1> Health Management Associates, Inc. - Class A        5,900         122,794
<F1> Lincare Holdings, Inc.                              6,000         172,125
<F1> Province Healthcare Company                         4,350         173,728
<F1> Quorum Health Group, Inc.                           4,850          63,050
<F1> Renal Care Group, Inc.                              2,700          50,288
<F1> Sonic Innovations, Inc.                             1,100          11,550

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     HEALTHCARE (CONTINUED)
<F1> Sybron International Corporation                    2,500         $60,000
<F1> Total Renal Care Holdings, Inc.                    14,000         105,000
<F1> Universal Health Services, Inc. - Class B           1,000          85,625
<F1> Varian, Inc.                                        2,200          94,738
<F1> Vascular Solutions, Inc.                            5,800         108,841
<F1> Wesley Jessen VisionCare, Inc.                      1,500          57,656
     ---------------------------------------------------------------------------
     TOTAL                                                           1,451,751
     ---------------------------------------------------------------------------

     TECHNOLOGY (4.9%)
<F1> ACT Manufacturing, Inc.                             1,000          52,750
<F1> Advent Software, Inc.                               1,900         132,763
<F1> Applied Materials, Inc.                               687          40,748
<F1> Aspen Technology, Inc.                              2,000          90,250
<F1> Autonomy Corporation PLC, ADR                       3,000         165,000
<F1> Avanex Corporation                                    800          86,150
<F1> BARRA, Inc.                                           800          49,650
<F1> C-Cube Microsystems, Inc.                           2,300          47,150
<F1> Comverse Technology, Inc.                           2,000         216,000
<F1> Concord EFS, Inc.                                   5,550         197,112
<F1> Cosine Communications, Inc.                           800          44,450
<F1> Cymer, Inc.                                         2,000          61,375
<F1> DST Systems, Inc.                                   1,600         188,000
<F1> GaSonics International Corporation                  4,800          58,800
<F1> Getty Images, Inc.                                  2,200          66,963
<F1> Harmonic Inc.                                         988          23,712
<F1> Inet Technologies, Inc.                               900          26,325
<F1> Infonautics, Inc. - Class A                           400             850
<F1> JDS Uniphase Corporation                            1,300         123,094
<F1> Keane, Inc.                                         1,600          27,840
<F1> Macromedia, Inc.                                      800          64,650
<F1> The Management Network Group, Inc.                  2,200          45,925
<F1> MCK Communications, Inc.                            2,300          52,038
<F1> Metasolv Software, Inc.                             1,200          49,050
<F1> Microchip Technology Incorporated                   2,400          79,350
<F1> MMC Networks, Inc.                                    600          75,900
<F1> Network Engines, Inc.                               1,200          49,125
     Paychex, Inc.                                       3,050         160,125
     PerkinElmer, Inc.                                     800          83,500
<F1> Power-One, Inc.                                     4,600         278,372
<F1> PRI Automation, Inc.                                1,800          32,850
<F1> QLogic Corporation                                  1,500         132,000
<F1> Rational Software Corporation                       1,400          97,125
<F1> Semtech Corporation                                 4,800         207,000
<F1> Tellabs, Inc.                                       4,300         205,325
<F1> Turnstone Systems, Inc.                             1,600          74,200
<F1> UTStarcom, Inc.                                     3,700          77,469
<F1> VeriSign, Inc.                                        400          81,025
     ---------------------------------------------------------------------------
     TOTAL                                                           3,544,011
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

                                   Country          Shares/Par    Market Value
     ---------------------------------------------------------------------------
     TRANSPORT SERVICES (0.0%)
<F1> Decisionone Corporation                                88            $495
     ---------------------------------------------------------------------------

     TRANSPORTATION (0.4%)
     C.H. Robinson Worldwide, Inc.                       1,400          78,903
     Expeditors International of
        Washington, Inc.                                 2,000          90,125
<F1> Knight Transportation, Inc.                         5,050          78,591
<F1> Swift Transportation Co., Inc.                      1,400          18,288
     ---------------------------------------------------------------------------
     TOTAL                                                             265,907
     ---------------------------------------------------------------------------
     TOTAL SMALL CAP COMMON STOCK                                   10,096,720
     ---------------------------------------------------------------------------
     TOTAL DOMESTIC COMMON STOCKS AND WARRANTS
       (COST $17,091,590)                                           26,106,329
     ===========================================================================

     FOREIGN COMMON STOCK (9.6%)
     BANK HOLDING COMPANIES (0.3%)
     ABN AMRO Holding NV           Netherlands           1,100          25,626
     Dresdner Bank AG              Germany               5,000         219,943
     ---------------------------------------------------------------------------
     TOTAL                                                             245,569
     ---------------------------------------------------------------------------

     CAPITAL GOODS (0.1%)
<F1> Finmeccanica S.P.A.,          Italy                60,000          71,476
     ---------------------------------------------------------------------------

     COMMUNICATION SERVICES (1.6%)
<F1> Alcatel Alsthom               France                3,500         223,915
     Nippon Telegraph and
        Telephone Corporation      Japan                     9          88,284
     Nokia Oyj                     Finland               5,000         202,604
     NTT DoCoMo, Inc.              Japan                   100         286,878
     Reuters Group PLC             United Kingdom        1,000          19,058
     Sonera Group Oyj              Finland               2,500          63,534
<F1> Tecnomen Oyj                  Finland               5,000          38,606
<F1> Telefonica S.A.               Spain                 9,363         185,485
     ---------------------------------------------------------------------------
     TOTAL                                                           1,108,364
     ---------------------------------------------------------------------------

     CONSUMER CYCLICALS (0.4%)
     Buhrmann NV                   Netherlands          11,239         282,650
     ---------------------------------------------------------------------------

     CONSUMER STAPLES (1.7%)
     Altadis, SA.                  Spain                10,000         322,085
     Diageo PLC                    United Kingdom       25,000         223,130
     Koninklijke Ahold NV          Netherlands           7,070         200,450
<F1> MIH Ltd.                      Netherlands           5,000         149,688
<F1> Nestle SA                     Switzerland             100         208,280
<F1> PrimaCom AG                   Germany               2,500          68,829
     ---------------------------------------------------------------------------
     TOTAL                                                           1,172,462
     ---------------------------------------------------------------------------

                                   Country          Shares/Par    Market Value
     ---------------------------------------------------------------------------
     ENERGY (0.7%)
<F1> British Energy - A shares     United Kingdom       26,500              $0
     Leica Geosystems AG           Switzerland             100          31,300
     Total Fina Elf S.A.           France                1,520         222,653
     Vestas Wind Systems A/S       Denmark               4,500         229,983
     ---------------------------------------------------------------------------
     TOTAL                                                             483,936
     ---------------------------------------------------------------------------

     FINANCE (1.3%)
     Banco Santander Central
        Hispano SA                 Spain                 9,000          98,796
     Bank Sarasin & Cie            Switzerland              65         218,680
     Banque Nationale de Paris     France                3,400         299,724
     DBS Group Holdings
        Limited                    Singapore             8,000          88,262
     HSBC Holdings PLC             United Kingdom       10,500         146,789
     Skandia Forsakrings AB        Sweden                4,500          89,224
     ---------------------------------------------------------------------------
     TOTAL                                                             941,475
     ---------------------------------------------------------------------------

     HEALTHCARE (0.2%)
<F1> QIAGEN N.V.                   Germany               1,556          74,145
     SmithKline Beecham PLC        United Kingdom        7,500         101,810
     ---------------------------------------------------------------------------
     TOTAL                                                             175,955
     ---------------------------------------------------------------------------

     TECHNOLOGY (2.6%)
     Canon, Inc.                   Japan                 4,000         177,309
<F1> Epcos AG                      Germany               3,000         243,549
<F1> F-Secure Oyj                  Finland              12,500          82,065
<F1> Fantastic Corporation         Switzerland          10,000          50,386
<F1> Freenet.de AG                 Germany               1,000          63,093
<F1> GEO Interactive Media
        Group PLC                  United Kingdom        6,000         109,557
     Pace Micro
        Technology PLC             United Kingdom        2,400          25,016
<F1> Perlos Oyj                    Finland               7,000         184,691
     Philips Electronics N.V.      Netherlands           8,924         384,052
<F1> PopNet Internet AG            Germany               6,000          96,361
     Tecan AG                      Switzerland             300         319,364
     ---------------------------------------------------------------------------
     TOTAL                                                           1,735,443
     ---------------------------------------------------------------------------

     TRANSPORTATION (0.7%)
     Porsche AG                    Germany                  85         314,650
     Railtrack Group PLC           United Kingdom       12,271         200,839
     ---------------------------------------------------------------------------
     TOTAL                                                             515,489
     ---------------------------------------------------------------------------
     TOTAL FOREIGN COMMON STOCK
       (COST $4,731,430)                                             6,732,819
     ===========================================================================

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     PREFERRED SECURITIES (0.7%)
     BANKS (0.1%)
     California Federal Preferred Capital                4,000         $90,500
     ---------------------------------------------------------------------------

     BROADCASTING (0.2%)
     Crown Castle International Corp.                    1,120         113,120
     Sinclair Capital                                      500          47,500
     ---------------------------------------------------------------------------
     TOTAL                                                             160,620
     ---------------------------------------------------------------------------

     PRINTING AND PUBLISHING (0.4%)
     Primedia, Inc.                                      2,500         235,000
     ---------------------------------------------------------------------------
     TOTAL PREFERRED SECURITIES
       (COST $500,339)                                                 486,120
     ===========================================================================

     INVESTMENT-GRADE BONDS (31.3%)
     AUTO RELATED (0.1%)
     General Motors Acceptance Corporation,
        7.5%, 7/15/05                                  100,000         101,312
     ---------------------------------------------------------------------------

     COMMERCIAL MORTGAGES (4.9%)
     Asset Securitization Corporation,
        Series 1996-MD6, Class CS1,
        1.6317%, 11/13/26 IO                        11,020,732         256,246
     Blackrock Capital Finance L.P.,
        Series 1997-R3, Class B3,
        7.25%, 11/25/28 (144A)                         184,484          57,190
     Comed Transitional Funding Trust,
        Series 1998-1, Class A7,
        5.74%, 12/25/10                                250,000         231,298
     Criimi Mae Commercial
        Mortgage, Series 1998-C1, Class B,
        7%, 11/2/11                                    339,000         281,370
     Enterprise Mortgage Acceptance
        Company, Series 1998-1, Class IO,
        1.3704%, 1/15/23 (144A)                      6,542,957         417,375
     Health Care Receivables,
        6.25%, 2/1/03 (144A)                           125,000         122,776
     Kmart CMBS Financing, Inc.,
        Series 1997-1, Class B,
        7.0275%, 3/1/07 (144A)                       1,000,000         998,649
     Midland Realty Acceptance
        Corporation, Series 1996-C2,
        Class AEC, 1.3534%, 1/25/29 (144A)           4,328,546         228,591
     Mortgage Capital Funding, Inc.,
        Series 1997-MC1, Class A3,
        7.288%, 3/20/07                                100,000         100,929
     Peco Energy Transition Trust,
        Series 1999-A, Class A7, 3/1/09                700,000         667,485
     ---------------------------------------------------------------------------
     TOTAL                                                           3,361,909
     ---------------------------------------------------------------------------

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     CONSUMER STAPLES (1.5%)
     Anheuser-Busch Companies, Inc.,
        7%, 12/1/25                                    280,000        $254,897
     Anheuser-Busch Companies, Inc.,
        7.5%, 3/15/12                                  375,000         382,755
     Philip Morris Companies Inc.,
        7.75%, 1/15/27                                 500,000         445,936
     ---------------------------------------------------------------------------
     TOTAL                                                           1,083,588
     ---------------------------------------------------------------------------

     ENERGY (0.7%)
     Chevron Corporation, 6.625%, 10/1/04              250,000         248,534
     Scottish Power PLC, 5.65%, 11/1/06                300,000         276,794
     ---------------------------------------------------------------------------
     TOTAL                                                             525,328
     ---------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (19.0%)
     Aid-Israel, 0%, 11/1/24                         1,000,000         209,389
     Federal National Mortgage
        Association, 6%, 5/1/11                        847,210         825,403
     Government National Mortgage
        Association, 8%, 8/15/26                       141,997         144,893
     Government National Mortgage
        Association, 8%, 10/15/26                      322,143         328,712
     Government National Mortgage
        Association, 8%, 7/15/27                        68,833          70,185
     U.S. Treasury, 4.875%, 3/31/01                    770,000         764,466
     U.S. Treasury, 5%, 4/30/01                      1,250,000       1,240,625
     U.S. Treasury, 5.25%, 5/15/04                     100,000          97,844
     U.S. Treasury, 5.75%, 8/15/10                     233,000         232,054
     U.S. Treasury, 5.875%, 11/15/04                 3,300,000       3,296,907
     U.S. Treasury, 6%, 8/15/09                        559,000         561,271
     U.S. Treasury, 6.125%, 8/15/29                    480,000         490,200
     U.S. Treasury, 6.5%, 5/15/05                      700,000         717,500
     U.S. Treasury, 6.5%, 2/15/10                    1,172,000       1,220,345
     U.S. Treasury, 6.75%, 5/15/05                   1,645,000       1,704,118
     U.S. Treasury, 7.5%, 2/15/05                      640,000         679,000
     U.S. Treasury Inflation Index Bond,
        3.875%, 4/15/29                                152,109         156,561
     U.S. Treasury Inflation Index Bond,
        6.25%, 5/15/30                                 200,000         210,250
     U.S. Treasury Strips, 0%, 2/15/19               1,200,000         392,303
     ---------------------------------------------------------------------------
     TOTAL                                                          13,342,026
     ---------------------------------------------------------------------------

     FINANCE (0.7%)
     Bank One Corporation, 8%, 4/29/27                 500,000         499,363
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     GENERAL MERCHANDISE STORES (1.6%)
     The Home Depot, Inc., 6.5%, 9/15/04               600,000        $596,053
     Wal-Mart Stores, Inc., 6.55%, 8/10/04             150,000         149,705
     Wal-Mart Stores, Inc., 6.875%, 8/1/02             350,000         351,200
     Wal-Mart Stores, Inc., 6.875%, 8/10/09             50,000          49,373
     ---------------------------------------------------------------------------
     TOTAL                                                           1,146,331
     ---------------------------------------------------------------------------

     HEALTHCARE (1.5%)
     Johnson & Johnson, 6.625%, 9/1/09                 250,000         245,414
     Merck & Co., Inc. 5.95%, 12/1/28                  938,000         798,838
     ---------------------------------------------------------------------------
     TOTAL                                                           1,044,252
     ---------------------------------------------------------------------------

     MISCELLANEOUS (0.1%)
     Security Cap U.S. Realty,
        2%, 5/22/03 (144A)                             100,000          84,500
     ---------------------------------------------------------------------------

     PUBLISHING (0.4%)
     Times Mirror Company, 7.45%, 10/15/09             300,000         299,321
     ---------------------------------------------------------------------------

     TRANSPORTATION (0.8%)
     United Parcel Service, 8.375%, 4/1/20             500,000         553,086
     ---------------------------------------------------------------------------
     TOTAL INVESTMENT-GRADE BONDS
       (COST $22,141,911)                                           22,041,016
     ===========================================================================

     BELOW INVESTMENT-GRADE BONDS (8.5%)
     BASIC MATERIALS  (0.3%)
     METALS & MINING (0.3%)
     Glencore Nickel, LTD, 9%, 12/1/14                  50,000          41,438
     Great Central Mines, Ltd., 8.875%, 4/1/08         100,000          86,499
     USEC Inc., 6.625%, 1/20/06                        100,000          82,895
     ---------------------------------------------------------------------------
     TOTAL                                                             210,832
     ---------------------------------------------------------------------------

     PAPER (0.0%)
     APP China Group Ltd.,
        14%, 3/15/10 (144A)                             50,000          23,000
     ---------------------------------------------------------------------------
     TOTAL BASIC MATERIALS                                             233,832
     ---------------------------------------------------------------------------

     CAPITAL GOODS (0.2%)
     Building One Services, 10.5%, 5/1/09               50,000          43,813
     Integrated Electrical Services, Series B,
        9.375%, 2/1/09                                  50,000          45,125
     United Rentals, Inc., 8.8%, 8/15/08                50,000          43,750
     ---------------------------------------------------------------------------
     TOTAL CAPITAL GOODS                                               132,688
     ---------------------------------------------------------------------------

     CONSUMER CYCLICALS (1.4%)
     APPAREL, TEXTILE (0.0%)
     Tommy Hilfiger, 6.85%, 6/1/08                      50,000          33,451
     ---------------------------------------------------------------------------

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     AUTO & TRUCKS (0.1%)
     Avis Group Holdings, Inc., 11%, 5/1/09             50,000         $54,250
     Budget Group, Inc., 9.125%, 4/1/06                 50,000          36,000
     ---------------------------------------------------------------------------
     TOTAL                                                              90,250
     ---------------------------------------------------------------------------

     AUTO RELATED (0.1%)
     Tower Automotive, Inc., 5%, 8/1/04                100,000          79,500
     ---------------------------------------------------------------------------

     HOME CONSTRUCTION (0.1%)
     Lennar Corporation, 9.95%, 5/1/10                  50,000          51,375
     ---------------------------------------------------------------------------

     HOUSEHOLD APPLIANCES (0.1%)
     Rent-A-Center, Inc., 11%, 8/15/08                  50,000          49,500
     ---------------------------------------------------------------------------

     LEISURE RELATED (0.2%)
     Bally Total Fitness Holdings, Series D,
        9.875%, 10/15/07                                50,000          47,500
     Royal Caribbean Cruises Ltd.,
        6.75%, 3/15/08                                  50,000          43,365
     Royal Caribbean Cruises Ltd.,
        7%, 10/15/07                                    68,000          60,363
     ---------------------------------------------------------------------------
     TOTAL                                                             151,228
     ---------------------------------------------------------------------------

     LODGING/RESORTS (0.2%)
     Felcor Lodging LP, 9.5%, 9/15/08 (144A)           100,000          99,250
     John Q. Hammons Hotels, Inc.,
        8.875%, 2/15/04                                 50,000          47,500
     ---------------------------------------------------------------------------
     TOTAL                                                             146,750
     ---------------------------------------------------------------------------

     PRINTING & PUBLISHING (0.5%)
     Jostens, Inc., 12.75%, 5/1/10 (144A)               50,000          51,500
     Mail-Well, Inc., 5%, 11/1/02                      149,000         116,964
     Ziff Davis Media, 12%, 7/15/10 (144A)             100,000          99,000
     ---------------------------------------------------------------------------
     TOTAL                                                             267,464
     ---------------------------------------------------------------------------

     RETAIL - GENERAL (0.1%)
     Buhrmann US, Inc., 12.25%, 11/1/09                100,000         103,500
     ---------------------------------------------------------------------------
     TOTAL CONSUMER CYCLICALS                                          973,018
     ---------------------------------------------------------------------------

     CONSUMER STAPLES (0.8%)
     DRUGS (0.1%)
     ICN Pharmaceuticals, Inc.,
        8.75%, 11/15/08 (144A)                          50,000          49,875
     ---------------------------------------------------------------------------
     FOOD SERVICE (0.1%)
     Host Marriot LP, 8.375%, 2/15/06                  100,000          96,000
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     GAMING (0.3%)
     Hollywood Casino Corporation,
        13%, 8/1/06                                     55,000         $58,850
     Jupiters Limited, 8.5%, 3/1/06                     50,000          48,000
     Mandalay Resort Group,
        9.5%, 8/1/08 (144A)                            100,000         102,000
     ---------------------------------------------------------------------------
     TOTAL                                                             208,850
     ---------------------------------------------------------------------------

     HEALTHCARE (0.3%)
     Hanger Orthopedic Group, Inc.,
        11.25%, 6/15/09                                 50,000          44,250
     HEALTHSOUTH Corporation,
        3.25%, 4/1/03                                   50,000          41,625
     HEALTHSOUTH Corporation,
        10.75, 10/1/08 (144A)                           50,000          50,145
     Renal Treatment Centers, Inc.,
        5.625%, 7/15/06                                 75,000          54,375
     ---------------------------------------------------------------------------
     TOTAL                                                             190,395
     ---------------------------------------------------------------------------
     TOTAL CONSUMER STAPLES                                            545,120
     ---------------------------------------------------------------------------

     ENERGY (0.9%)
     COAL (0.1%)
     P&L Coal Holdings Corporation,
        8.785%, 5/15/08                                 50,000          49,375
     ---------------------------------------------------------------------------

     ENERGY (0.7%)
     Amerada Hess Corporation,
        7.875%, 10/1/29                                250,000         249,064
     Tosco Corporation, 8.125%, 2/15/30                250,000         252,523
     ---------------------------------------------------------------------------
     TOTAL                                                             501,587
     ---------------------------------------------------------------------------

     REFINING (0.1%)
     Conproca S.A., 12%, 6/16/10 (144A)                 50,000          54,000
     ---------------------------------------------------------------------------
     TOTAL ENERGY                                                      604,962
     ---------------------------------------------------------------------------

     FINANCE (1.3%)
     BANKS (0.2%)
     Sovereign Bancorp, 10.5%, 11/15/06                 50,000          50,875
     Sovereign Real Estate Investment Trust,
        12%, 8/29/49 (144A)                            100,000          89,500
     ---------------------------------------------------------------------------
     TOTAL                                                             140,375
     ---------------------------------------------------------------------------

     FINANCE COMPANIES (0.9%)
     EOP Operating LP, 8.1%, 8/1/10                    250,000         251,517
     Metris Companies, Inc., 10.125%, 7/15/06          100,000          96,000
     PDVSA Finance Ltd. 1999-I,
        9.75%, 2/15/10                                 100,000         100,750
     Post Apartment Homes, 8.125%, 6/15/05             250,000         253,939
     ---------------------------------------------------------------------------
     TOTAL                                                             702,206
     ---------------------------------------------------------------------------

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     FINANCIAL SERVICES (0.1%)
     Labranche & Company Inc., 12%, 3/2/07              50,000         $53,500
     ---------------------------------------------------------------------------

     INSURANCE (0.1%)
     Willis Corroon Corp., 9%, 2/1/09                   50,000          46,125
     ---------------------------------------------------------------------------
     TOTAL FINANCE                                                     942,206
     ---------------------------------------------------------------------------

     MISCELLANEOUS (0.3%)
     R.E.I.T. (0.1%)
     Macerich Company,
        7.25%, 12/15/02 (144A)                          50,000          43,938
     ---------------------------------------------------------------------------

     REAL ESTATE (0.2%)
     Crescent Real Estate, 7%, 9/15/02                  50,000          46,998
     Crescent Real Estate Equities,
        7.5%, 9/15/07                                   50,000          42,066
     JDN Realty Corporation, 6.95%, 8/1/07              60,000          45,913
     ---------------------------------------------------------------------------
     TOTAL                                                             134,977
     ---------------------------------------------------------------------------
     TOTAL MISCELLANEOUS                                               178,915
     ---------------------------------------------------------------------------

     TECHNOLOGY (2.0%)
     BROADCASTING (0.2%)
     Echostar Broadband Corp.,
        10.375%, 10/1/07 (144A)                         50,000          49,750
     XM Satellite Radio Holdings Inc.,
        14%, 3/15/10 (144A)                            100,000          70,000
     ---------------------------------------------------------------------------
     TOTAL                                                             119,750
     ---------------------------------------------------------------------------

     CABLE (0.6%)
     Adelphia Communications,
        10.875%, 10/1/10                                50,000          49,000
<F2> Charter Communications Holdings, LLC,
        9.92%, 4/1/11                                   50,000          29,250
<F2> Charter Communications Holdings, LLC,
        11.75%, 1/15/10                                 50,000          29,000
     Ekabel Hessen Gmbh,
        14.5%, 9/1/10, (144A)                           50,000          50,000
     NTL Communications Corp.,
        11.5%, 10/1/08                                 100,000          96,500
<F2> NTL, Inc., 9.75%, 4/1/08                           50,000          30,500
     Telewest Communications PLC,
        9.875%, 2/1/10 (144A)                           50,000          45,750
<F2> United Global Communications, Inc.,
        Series B, 1.75%, 2/15/08                       100,000          68,500
     United Pan-Europe Communications N.V.,
        10.875%, 8/1/09                                 50,000          42,500
     ---------------------------------------------------------------------------
     TOTAL                                                             441,000
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     TELECOMMUNICATIONS (1.2%)
     Adelphia Business Solutions, Inc.,
        12.25%, 9/1/04                                 100,000         $90,500
     Arch Communications, 13.75%, 4/15/08              100,000          70,750
     Dobson Communications Corporation,
        10.875%, 7/1/10                                 50,000          48,875
     Dobson/Sygnet Communications,
        12.25%, 12/15/08                                50,000          49,875
     Exodus Communications, Inc.,
        11.625%, 7/15/10 (144A)                         50,000          50,125
     FLAG Telecom Holdings Limited,
        11.625%, 3/30/10                                50,000          42,750
<F2> GT Group Telecom Inc.,
        13.25%, 2/1/10                                 100,000          43,000
<F2> Horizon PCS Inc., Step - Unit,
        14%, 10/1/10 (144A)                             50,000          25,500
     KMC Telecommunications Hldgs,
        13.5%, 5/15/09                                 100,000          69,000
     Level 3 Communications, Inc.,
        11%, 3/15/08                                    50,000          47,750
<F2> Nextel Communications, Inc.,
        9.95%, 2/15/08                                  50,000          38,250
     Nextel Communications, Inc.,
        9.375%, 11/15/09                                50,000          48,875
     Nextlink Communications, Inc.,
        10.75%, 6/1/09                                 100,000          92,500
     TeleCorp PCS, Inc., 10.625%,
        7/15/10 (144A)                                 100,000         100,999
     Williams Communications Group,
        10.875%, 10/1/09                                50,000          45,750
     Williams Communications Group,
        11.7%, 8/1/08, (144A)                           50,000          47,750
     ---------------------------------------------------------------------------
     TOTAL                                                             912,249
     ---------------------------------------------------------------------------
     TOTAL TECHNOLOGY                                                1,472,999
     ---------------------------------------------------------------------------

     TRANSPORT SERVICES (0.5%)
     PROFESSIONAL SERVICES (0.1%)
     Interim Services, 4.5%, 6/1/05                    100,000          66,125
     ---------------------------------------------------------------------------

     RAILROADS (0.1%)
     Kansas City Southern Railway,
        9.5%, 10/1/08 (144A)                            50,000          50,375
     Railamerica Transportation Corp.,
        12.875%, 8/15/10 (144A)                         50,000          47,375
     ---------------------------------------------------------------------------
     TOTAL                                                              97,750
     ---------------------------------------------------------------------------

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     TRUCKING & SHIPPING (0.3%)
     North American Van Lines,
        13.375%, 12/1/09 (144A)                        100,000         $92,000
     Stena AB, 8.75%, 6/15/07                           50,000          43,250
     Ventura Group Inc., Series B,
        10.25%, 6/30/08                                 50,000          42,500
     ---------------------------------------------------------------------------
     TOTAL                                                             177,750
     ---------------------------------------------------------------------------
     TOTAL TRANSPORT SERVICES                                          341,625
     ---------------------------------------------------------------------------

     UTILITIES (0.8%)
     UTILITY - ELECTRIC (0.3%)
     AES Corporation, 9.375%, 9/15/10                  100,000         101,500
     Orion Power Holdings Inc.,
        12%, 5/1/10 (144A)                             100,000         107,000
     ---------------------------------------------------------------------------
     TOTAL                                                             208,500
     ---------------------------------------------------------------------------

     UTILITY - GARBAGE DISPOSAL (0.3%)
     Allied Waste North America, Inc.,
        7.625%, 1/1/06                                  50,000          44,750
     Allied Waste North America, Inc.,
        7.875%, 1/1/09                                  50,000          43,625
     IT Group, Series B, 11.25%, 4/1/09                 50,000          43,750
     Waste Management, Inc., 4%, 2/1/02                 50,000          46,438
     Waste Management, Inc., 7.125%, 10/1/07            50,000          46,606
     ---------------------------------------------------------------------------
     TOTAL                                                             225,169
     ---------------------------------------------------------------------------

     UTILITY - GAS (0.1%)
     EOTT Energy Partners, L.P., 11%, 10/1/09           50,000          52,750
     ---------------------------------------------------------------------------

     UTILITY - WATER (0.1%)
     Azurix Corp., 10.75%, 2/15/10 (144A)               50,000          46,000
     ---------------------------------------------------------------------------
     TOTAL UTILITIES                                                   532,419
     ---------------------------------------------------------------------------
     TOTAL BELOW INVESTMENT-GRADE BONDS
       (COST $6,095,830)                                             5,957,784
     ===========================================================================

     OTHER SECURITIES (0.0%)
     TECHNOLOGY (0.0%)
     BROADCASTING (0.0%)
     XM Satellite Radio Inc.                               100          14,000
     ---------------------------------------------------------------------------

     TELECOMMUNICATIONS (0.0%)
     GT Group Telecom Inc.                                 100           8,000
<F1> KMC Telecom Holdings Inc.                             250             500
     ---------------------------------------------------------------------------
     TOTAL                                                               8,500
     ---------------------------------------------------------------------------
     TOTAL OTHER SECURITIES
       (COST $57,815)                                                   22,500
     ===========================================================================

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

                                                    Shares/Par    Market Value
     ---------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS (12.7%)
     ASSET-BACKED SECURITIES (CMO'S) (1.4%)
     Asset Securitization, 6.49%, 11/15/00           1,000,000        $992,068
     ---------------------------------------------------------------------------

     CAPTIVE FINANCE COMPANIES (1.7%)
     Daimler-Chrysler N.A. Holdings,
        6.5%, 10/30/00                               1,200,000       1,193,933
     ---------------------------------------------------------------------------

     FEDERAL AND FEDERALLY-SPONSORED CREDIT (0.7%)
     Federal National Mortgage Association,
        6.39%, 11/30/00                                500,000         494,540
     ---------------------------------------------------------------------------

     FINANCE LESSORS (1.8%)
<F3> Philip Morris Capital Company,
        6.49%, 11/15/00                              1,300,000       1,289,688
     ---------------------------------------------------------------------------

     FINANCE SERVICES (1.8%)
<F3> Citicorp, 6.53%, 10/25/00                       1,300,000       1,294,576
     ---------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (3.9%)
<F3> CIT Group, Inc., 6.5%, 11/16/00                 1,100,000       1,091,063
<F3> General Electric Capital Corp.,
        6.69%, 10/2/00                                 300,000         300,000
<F2> Variable Funding Capital,
        6.51%, 11/9/00                               1,300,000       1,291,067
     ---------------------------------------------------------------------------
     TOTAL                                                           2,682,130
     ---------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (1.4%)
     American Express Credit,
        6.49%, 10/27/00                              1,000,000         995,493
     ---------------------------------------------------------------------------
     TOTAL SHORT-TERM INVESTMENTS
        (COST $8,942,652)                                            8,942,428
     ===========================================================================
     TOTAL INVESTMENTS (99.7%)
        (COST $59,561,567)<F4>                                      70,288,996
     ===========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.3%)                             177,213
     ===========================================================================
     TOTAL NET ASSETS (100.0%)                                     $70,466,209
     ===========================================================================

ADR - American Depository Receipt

<F1> Non-Income Producing

<F2> Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

<F3> Partially held in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.


                                                                 Unrealized
                                   Number of      Expiration   Appreciation/
Issuers                            Contracts         Date      (Depreciation)
--------------------------------------------------------------------------------
S&P 500/R Stock Index
    (Total notional value at
       9/30/00, $3,840,225)            10           12/00        $(205,975)

US Treasury Bond
    (Total notional value at
       9/30/00, $985,625)              10           12/00            $(938)

<F4> At September 30, 2000, the aggregate cost of securities for federal tax purposes was $59,561,567 and the net unrealized appreciation of investments based on that cost was $10,727,429 which is comprised of $12,821,578 aggregate gross unrealized appreciation and $2,094,149 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

---------------------
HIGH YIELD BOND FUND
---------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

NET ASSETS:  $40.9 million
--------------------------------------------------------------------------------

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high-yield portfolio, some defaults over time are inevitable; high coupons and diversification across many holdings mitigate the impact of defaults on the total portfolio.

The Fund performed significantly better than its benchmark, the Lehman Brothers High Yield Intermediate Market Index, for the quarter and the 12 months ended September 2000. As an asset class, however, high yield bonds continue to provide lower returns than investment-grade bonds, as prices of high yield bonds have been held down by several factors. A relatively high level of defaults of bonds issued two to four years ago, when the market was very bullish and credit standards became somewhat lax, has made investors wary. A tightening Fed has put pressure on bond prices already hurt by limited demand from investors. On the positive side, volatility has been less than in the equity market. The current wide yield spreads should allow high yield bonds to perform better in the months ahead.

In this rather difficult environment, the High Yield Bond Fund has benefited from careful selection of individual securities and a bias toward high quality: almost 10% of holdings are rated investment grade by either Moody's or S&P, the two major rating services. The Fund has experienced no defaults since November 1999. Performance has been boosted by several positive credit events, including the acquisitions of issuers of several bonds in the portfolio by larger, stronger companies. The Fund's industry mix is conservative: the emphasis is on industries with positive fundamentals, including broadcasting, utilities, hotels and casinos, and printing and publishing; holdings in highly cyclicals industries such as paper, autos and steel are minimal. The quality level and industry mix position the Fund well to withstand any economic slowdown that may develop, while broad diversification reduces the impact of volatility in individual issues.

SECTOR ALLOCATION
9/30/00
--------------------------------------------------------
Broadcasting/Media/Cable TV                         16%
Technology/Telecommunications                       14%
Basic Materials/Capital Goods/Energy                11%
Lodging/Leisure/Food Service                         9%
Utilities                                            9%
Cash Equivalents                                     9%
Consumer/Healthcare                                  9%
Finance                                              8%
Real Estate/REIT                                     7%
Other Industries                                     5%
Printing/Publishing                                  3%

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

  PERFORMANCE RELATIVE TO LEHMAN BROTHERS HIGH YIELD INTERMEDIATE MARKET INDEX


                                                 HIGH YIELD  LEHMAN BROTHERS
                                                 BOND FUND      HIGH YIELD
                 HIGH YIELD      HIGH YIELD       CLASS B      INTERMEDIATE
                  BOND FUND       BOND FUND      REDEMPTION       MARKET
                   CLASS A         CLASS B         VALUE          INDEX
-----------------------------------------------------------------------------
3/31/97             9,524          10,000                         10,000
9/30/97            11,082          11,595                         10,886
3/31/98            11,710          12,209                         11,447
9/30/98            10,573          10,987                         10,992
3/31/99            10,788          11,161                         11,449
9/30/99            10,867          11,205                         11,342
3/31/00            10,801          11,101                         11,252
9/30/00            11,071          11,340          11,108         11,429


TOTAL RETURN                                                      Average
                                                                   Annual
                                               One                 Since
For the periods ended September 30, 2000       Year            Inception<F1>
--------------------------------------------------------------------------------
High Yield Bond Fund
(Class A - without initial sales charge)      1.88%                4.39%
--------------------------------------------------------------------------------
Lehman Brothers High Yield
Intermediate Market Index                     0.77%                3.89%
--------------------------------------------------------------------------------
<F1>Fund inception date is 3/31/97.  Returns are annualized.

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Fund. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment-grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment-grade bonds.

     SCHEDULE OF INVESTMENTS
                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     BONDS (85.3%)
     BASIC MATERIALS (3.8%)
     METALS & MINING (3.5%)
     Centaur Mining & Exploration
        Limited, 11%, 12/1/07                        100,000           $63,000
     Glencore Nickel, Ltd, 9%, 12/1/14               300,000           248,625
     Great Central Mines, Ltd., 8.875%, 4/1/08       700,000           605,500
     USEC Inc., 6.625%, 1/20/06                      600,000           497,368
     ---------------------------------------------------------------------------
     TOTAL                                                           1,414,493
     ---------------------------------------------------------------------------

     PAPER (0.3%)
     APP China Group Ltd.,
        14%, 3/15/10 (144A)                          300,000           138,000
     ---------------------------------------------------------------------------
     TOTAL BASIC MATERIALS                                           1,552,493
     ---------------------------------------------------------------------------

     CAPITAL GOODS (2.5%)
     Building One Services, 10.5%, 5/1/09            450,000           394,313
     Integrated Electrical Services,
        Series B, 9.375%, 2/1/09                     400,000           361,000
     United Rentals, Inc., 8.8%, 8/15/08             300,000           262,500
     ---------------------------------------------------------------------------
     TOTAL CAPITAL GOODS                                             1,017,813
     ---------------------------------------------------------------------------

     CONSUMER CYCLICALS  (15.2%)
     APPAREL, TEXTILE (0.5%)
     Tommy Hilfiger U.S.A., 6.85%, 6/1/08            300,000           200,703
     ---------------------------------------------------------------------------

     AUTO AND TRUCKS (1.2%)
     Avis Group Holdings, Inc., 11%, 5/1/09          300,000           325,500
     Budget Group Inc., 9.125%, 4/1/06               250,000           180,000
     ---------------------------------------------------------------------------
     TOTAL                                                             505,500
     ---------------------------------------------------------------------------

     AUTO RELATED (1.3%)
     Tower Automotive, Inc., 5%, 8/1/04              650,000           516,750
     ---------------------------------------------------------------------------

     HOME CONSTRUCTION (0.9%)
     Lennar Corporation,
        9.95%, 5/1/10                                350,000           359,625
     ---------------------------------------------------------------------------

     HOUSEHOLD APPLIANCES (0.6%)
     Rent-A-Center, Inc., 11%, 8/15/08               250,000           247,500
     ---------------------------------------------------------------------------

     LEISURE RELATED (2.4%)
     Bally Total Fitness Holdings,
        Series D, 9.875%, 10/15/07                   500,000           475,000
     Royal Caribbean Cruises Ltd.,
        6.75%, 3/15/08                               450,000           390,282
     Royal Caribbean Cruises Ltd.,
        7%, 10/15/07                                 150,000           133,154
     ---------------------------------------------------------------------------
     TOTAL                                                             998,436
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     LODGING/RESORTS (2.4%)
     Felcor Lodging LP,
        9.5%, 9/15/08 (144A)                         450,000          $446,625
     John Q. Hammons Hotels, Inc.,
        8.875%, 2/15/04                              200,000           190,000
     Starwood Hotels & Resorts,
        7.375%, 11/15/15                             400,000           357,874
     ---------------------------------------------------------------------------
     TOTAL                                                             994,499
     ---------------------------------------------------------------------------

     PRINTING AND PUBLISHING (3.4%)
     Jostens, Inc., 12.75%, 5/1/10 (144A)            250,000           257,500
     Mail-Well, Inc., 5%, 11/1/02                    800,000           627,999
     Marvel Enterprises, Inc., 12%, 6/15/09          100,000            80,250
     Ziff Davis Media, 12%, 7/15/10 (144A)           400,000           396,000
     ---------------------------------------------------------------------------
     TOTAL                                                           1,361,749
     ---------------------------------------------------------------------------

     RETAIL - GENERAL (2.5%)
     Buhrmann US, Inc., 12.25%, 11/1/09              600,000           621,000
     Coinmach Corporation,
        11.75%, 11/15/05                             400,000           400,000
     ---------------------------------------------------------------------------
     TOTAL                                                           1,021,000
     ---------------------------------------------------------------------------
     TOTAL CONSUMER CYCLICALS                                        6,205,762
     ---------------------------------------------------------------------------

     CONSUMER STAPLES (9.1%)
     DRUGS (0.8%)
     ICN Pharmaceuticals, Inc.,
        8.75%, 11/15/08 (144A)                       200,000           199,500
     ICN Pharmaceuticals, Inc.,
        9.25%, 08/15/05                              150,000           147,750
     ---------------------------------------------------------------------------
     TOTAL                                                             347,250
     ---------------------------------------------------------------------------

     FOOD SERVICE (0.5%)
     Host Marriot L.P., 8.375%, 2/15/06              200,000           192,000
     ---------------------------------------------------------------------------

     GAMING (3.6%)
     Hollywood Casino Corporation,
        13%, 8/1/06                                  500,000           535,000
     Jupiters Limited, 8.5%, 3/1/06                  250,000           240,000
     Mandalay Resort Group,
        7.625%, 7/15/13                              450,000           373,500
     Mandalay Resort Group,
        9.5%, 8/1/08 (144A)                          300,000           306,000
     ---------------------------------------------------------------------------
     TOTAL                                                           1,454,500
     ---------------------------------------------------------------------------

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     HEALTHCARE (4.2%)
     Hanger Orthopedic Group, Inc.,
        11.25%, 6/15/09                              400,000          $354,000
     ---------------------------------------------------------------------------

     HEALTHSOUTH Corporation,
        3.25%, 4/1/03                                550,000           457,875
     ---------------------------------------------------------------------------

     HEALTHSOUTH Corporation,
        10.75%, 10/1/08 (144A)                       500,000           501,452
     Renal Treatment Centers, Inc.,
        5.625%, 7/15/06                              300,000           217,500
     Total Renal Care Holdings, Inc.,
        7%, 5/15/09                                  250,000           177,500
     ---------------------------------------------------------------------------
     TOTAL                                                           1,708,327
     ---------------------------------------------------------------------------
     TOTAL CONSUMER STAPLES                                          3,702,077
     ---------------------------------------------------------------------------

     ENERGY (2.5%)
     COAL (0.6%)
     P&L Coal Holdings Corporation,
        8.785%, 5/15/08                              250,000           246,875
     ---------------------------------------------------------------------------

     REFINING (1.9%)
     Conproca S.A., 12%, 6/16/10 (144A)              300,000           324,000
     PDV America, Inc., 7.875%, 8/1/03               450,000           432,143
     ---------------------------------------------------------------------------
     TOTAL                                                             756,143
     ---------------------------------------------------------------------------
     TOTAL ENERGY                                                    1,003,018
     ---------------------------------------------------------------------------

     FINANCE (7.2%)
     BANKS (2.0%)
     Sovereign Bancorp, 10.5%, 11/15/06              500,000           508,750
     Sovereign Real Estate Investment
        Trust, 12%, 8/29/49 (144A)                   350,000           313,250
     ---------------------------------------------------------------------------
     TOTAL                                                             822,000
     ---------------------------------------------------------------------------

     FINANCE COMPANIES (3.6%)
     Metris Companies, Inc.,
        10.125%, 7/15/06                             800,000           768,000
     PDVSA Finance Ltd. 1999-i,
        9.75%, 2/15/10                               700,000           705,250
     ---------------------------------------------------------------------------
     TOTAL                                                           1,473,250
     ---------------------------------------------------------------------------

     FINANCIAL SERVICES (0.9%)
     Labranche & Company Inc.,
        12%, 3/2/07                                  350,000           374,500
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------
                              HIGH YIELD BOND FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     INSURANCE (0.7%)
     Willis Corroon Corp., 9%, 2/1/09                300,000          $276,750
     ---------------------------------------------------------------------------
     TOTAL FINANCE                                                   2,946,500
     ---------------------------------------------------------------------------

     MISCELLANEOUS (5.7%)
     R.E.I.T. (2.6%)
     Macerich Company,
        7.25%, 12/15/02 (144A)                       550,000           483,313
     Security Cap U.S. Realty,
        2%, 5/22/03 (144A)                           700,000           591,500
     ---------------------------------------------------------------------------
     TOTAL                                                           1,074,813
     ---------------------------------------------------------------------------

     REAL ESTATE (3.1%)
     Crescent Real Estate Equities,
        7%, 9/15/02                                  300,000           281,992
     Crescent Real Estate Equities,
        7.5%, 9/15/07                                950,000           799,254
     JDN Realty Corporation, 6.95%, 8/1/07           250,000           191,303
     ---------------------------------------------------------------------------
     TOTAL                                                           1,272,549
     ---------------------------------------------------------------------------
     TOTAL MISCELLANEOUS                                             2,347,362
     ---------------------------------------------------------------------------

     TECHNOLOGY  (24.8%)
     BROADCASTING (2.5%)
     CD Radio Inc., 14.5%, 5/15/09                   250,000           221,875
     Crown Castle International Corp.,
        10.75%, 8/1/11                               250,000           256,875
     Echostar Broadband Corp.,
        10.375%, 10/1/07 (144A)                      300,000           298,500
     XM Satellite Radio Holdings Inc.,
        14%, 3/15/10 (144A)                          350,000           245,000
     ---------------------------------------------------------------------------
     TOTAL                                                           1,022,250
     ---------------------------------------------------------------------------

     CABLE (8.8%)
     Adelphia Communications,
        10.875%, 10/1/10                             500,000           490,000
     Charter Communications
        Holdings, LLC, 8.625%, 4/1/09                200,000           179,500
<F2> Charter Communications
        Holdings, LLC, 9.92%, 4/1/11                 200,000           117,000
<F2> Charter Communications
        Holdings, LLC, 11.75%, 1/15/10               200,000           116,000
     Ekabel Hessen Gmbh,
        14.5%, 9/1/10 (144A)                         400,000           400,000
     NTL Communications Corp.,
        11.5%, 10/1/08                               600,000           579,000
<F2> NTL, Inc., 9.75%, 4/1/08                        750,000           457,500
<F2> Telewest Communications PLC,
        9.25%, 4/15/09                               300,000           160,500

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CABLE (CONTINUED)
     Telewest Communications PLC,
        9.875%, 2/1/10 (144A)                        100,000           $91,500
<F2> United Global Communications, Inc.,
        Series B, 1.75%, 2/15/08                     900,000           616,500
     United Pan-Europe Communications
        N.V., 10.875%, 8/1/09                        350,000           297,500
<F2> United Pan-Europe Communications
        N.V., 13.75%, 2/1/10                         200,000            90,500
     ---------------------------------------------------------------------------
     TOTAL                                                           3,595,500
     ---------------------------------------------------------------------------

     CABLE/CELLULAR/BROADCASTING (0.6%)
<F2> Airgate PCS Inc., 13.5%, 10/1/09                200,000           120,500
<F2> US Unwired Inc., 13.375%, 11/1/09               200,000           107,000
     ---------------------------------------------------------------------------
     TOTAL                                                             227,500
     ---------------------------------------------------------------------------

     TELECOMMUNICATIONS (12.9%)
     Adelphia Business Solutions, Inc.,
        12.25%, 9/1/04                               450,000           407,250
<F2> Alamosa PCS Holdings, Inc.,
        12.875%, 2/15/10                             200,000           108,000
     Arch Communications, Inc.,
        13.75%, 4/15/08                              850,000           601,375
     Dobson Communications Corporation,
        10.875%, 7/1/10                              300,000           293,250
     Dobson/Sygnet Communications,
        12.25%, 12/15/08                             250,000           249,375
     Exodus Communications, Inc.,
        11.625%, 7/15/10 (144A)                      400,000           401,000
     FLAG Telecom Holdings Limited,
        11.625%, 3/30/10                             200,000           171,000
<F2> GT Group Telecom Inc.,
        13.25%, 2/1/10                               400,000           172,000
<F2> Horizon PCS Inc., 14%, 10/1/10 (144A)           550,000           280,500
<F2> Intermedia Communications, Inc.,
        12.5%, 5/15/06                               150,000           143,250
     KMC Telecommunications Holdings,
        13.5%, 5/15/09                               450,000           310,500
     Level 3 Communications, Inc.,
        11%, 3/15/08                                 300,000           286,500
<F2> Nextel Communications, Inc.,
        9.95%, 2/15/08                               300,000           229,500
     Nextel Communications, Inc.,
        9.375%, 11/15/09                             300,000           293,250
     NEXTLINK Communications,
        Incorporated, 10.75%, 6/1/09                 250,000           231,250
     TeleCorp PCS, Inc.,
        10.625%, 7/15/10 (144A)                      400,000           404,000

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     TELECOMMUNICATIONS (CONTINUED)
     Voicestream Wireless Corporation,
        10.375%, 11/15/09                            100,000          $108,000
     Williams Communications Group,
        10.875%, 10/1/09                             250,000           228,750
     Williams Communications Group,
        11.7%, 8/1/08 (144A)                         400,000           382,000
     ---------------------------------------------------------------------------
     TOTAL                                                           5,300,750
     ---------------------------------------------------------------------------
     TOTAL TECHNOLOGY                                               10,146,000
     ---------------------------------------------------------------------------

     TRANSPORT SERVICES (5.4%)
     PROFESSIONAL SERVICES (1.0%)
     Interim Services Inc., 4.5%, 6/1/05             600,000           396,750
     ---------------------------------------------------------------------------

     RAILROADS (1.7%)
     Kansas City Southern Railway,
        9.5%, 10/1/08 (144A)                         300,000           302,250
     Railamerica Transportation Corp.,
        12.875%, 8/15/10 (144A)                      400,000           379,000
     ---------------------------------------------------------------------------
     TOTAL                                                             681,250
     ---------------------------------------------------------------------------

     TRUCKING - SHIPPING (2.7%)
     North American Van Lines,
        13.375%, 12/1/09 (144A)                      500,000           460,000
     Stena AB, 8.75%, 6/15/07                        400,000           346,000
     Vectura Group Inc., Series B,
        10.25%, 6/30/08                              400,000           340,000
     ---------------------------------------------------------------------------
     TOTAL                                                           1,146,000
     ---------------------------------------------------------------------------
     TOTAL TRANSPORT SERVICES                                        2,224,000
     ---------------------------------------------------------------------------

     UTILITIES  (9.1%)
     UTILITY - ELECTRIC (2.9%)
     AES Corporation, 9.375%, 9/15/10                450,000           456,750
     Aes Drax Energy Ltd.,
        11.5%, 8/30/10 (144A)                        300,000           317,250
     Orion Power Holdings Inc.,
        12%, 5/1/10 (144A)                           400,000           428,000
     ---------------------------------------------------------------------------
     TOTAL                                                           1,202,000
     ---------------------------------------------------------------------------

     UTILITY - GARBAGE DISPOSAL (4.3%)
     Allied Waste North America, Inc.,
        7.625%, 1/1/06                               650,000           581,750
     Allied Waste North America, Inc.,
        7.875%, 1/1/09                               400,000           349,000
     Allied Waste North America, Inc.,
        Series B, 10%, 8/1/09                        100,000            87,250
     IT Group, Series B, 11.25%, 4/1/09              300,000           262,500
     Waste Management, Inc., 4%, 2/1/02              300,000           278,625

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     UTILITY - GARBAGE DISPOSAL (CONTINUED)
     Waste Management, Inc.,
        7.125%, 10/1/07                              200,000          $186,424
     ---------------------------------------------------------------------------
     TOTAL                                                           1,745,549
     ---------------------------------------------------------------------------

     UTILITY - GAS (1.0%)
     EOTT Energy Partners, L.P.,
        11%, 10/1/09                                 400,000           422,000
     ---------------------------------------------------------------------------

     UTILITY - WATER (0.9%)
     Azurix Corp., 10.75%, 2/15/10 (144A)            400,000           368,000
     ---------------------------------------------------------------------------
     TOTAL UTILITIES                                                 3,737,549
     ---------------------------------------------------------------------------
     TOTAL BONDS
       (COST $35,680,541)                                           34,882,574
     ===========================================================================

     PREFERRED STOCK (5.6%)
     CONSUMER CYCLICALS (0.9%)
     Primedia, Inc.                                    4,000           376,000
     ---------------------------------------------------------------------------

     FINANCE (1.2%)
     California Federal Preferred Capital             22,000           497,750
     ---------------------------------------------------------------------------

     TECHNOLOGY  (3.5%)
     BROADCASTING (2.8%)
<F3> Crown Castle International Corp.                  3,950           398,950
<F3> Cumulus Media, Inc.                               5,380           414,260
     Sinclair Capital                                  3,500           332,500
     ---------------------------------------------------------------------------
     TOTAL                                                           1,145,710
     ---------------------------------------------------------------------------

     TELECOMMUNICATIONS (0.7%)
<F3> NEXTLINK Communications Incorporated              6,424           282,656
     ---------------------------------------------------------------------------
     TOTAL TECHNOLOGY                                                1,428,366
     ---------------------------------------------------------------------------
     TOTAL PREFERRED STOCK
       (COST $2,565,624)                                             2,302,116
     ===========================================================================

     COMMON STOCK AND WARRANTS (0.5%)
     CONSUMER CYCLICALS (0.0%)
     HOUSEHOLD APPLIANCES (0.0%)
<F1> Samsonite Corporation                             1,250             3,750
     ---------------------------------------------------------------------------

     LEISURE RELATED (0.0%)
<F1> Hedstrom Holdings, Inc.                          67,324               673
     ---------------------------------------------------------------------------
     TOTAL CONSUMER CYCLICALS                                            4,423
     ---------------------------------------------------------------------------

     TECHNOLOGY (0.5%)
     BROADCASTING (0.1%)
     XM Satellite Radio Holdings Inc.                    350            49,000

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     TELECOMMUNICATIONS (0.4%)
     GT Group Telecom Inc.                               400           $32,000
<F1> KMC Telecom Holdings, Inc.                        1,750             3,500
<F1> McLeodUSA Incorporated                            4,107            58,780
<F1> RCN Corporation                                     922            19,132
<F1> Viatel, Inc.                                      2,840            29,110
     ---------------------------------------------------------------------------
     TOTAL                                                             142,522
     ---------------------------------------------------------------------------
     TOTAL TECHNOLOGY                                                  191,522
     ---------------------------------------------------------------------------

     TRANSPORT SERVICES (0.0%)
<F1> Decisionone Corporation                             923             5,195
     ---------------------------------------------------------------------------
     TOTAL TRANSPORT SERVICES                                            5,195
     ---------------------------------------------------------------------------
     TOTAL COMMON STOCK AND WARRANTS
       (COST $1,145,163)                                               201,140
     ===========================================================================

     TEMPORARY CASH INVESTMENTS (7.6%)
     CAPTIVE FINANCIAL SUBSIDIARIES (1.5%)
     General Electric Capital Corp.,
        6.69%, 10/2/00                               600,000           600,000
     ---------------------------------------------------------------------------
     TOTAL CAPTIVE FINANCIAL SUBSIDIARIES                              600,000
     ---------------------------------------------------------------------------

     CONSUMER CYCLICALS (3.2%)
     Daimler-Chrysler N.A. Holdings,
        6.5%, 10/30/00                             1,300,000         1,293,427
     ---------------------------------------------------------------------------
     TOTAL CONSUMER CYCLICALS                                        1,293,427
     ---------------------------------------------------------------------------

     FINANCE (2.9%)
     Citicorp, 6.53%, 10/25/00                     1,200,000        $1,194,994
     ---------------------------------------------------------------------------
     TOTAL FINANCE                                                   1,194,994
     ---------------------------------------------------------------------------
     TOTAL TEMPORARY CASH INVESTMENTS
       (COST $3,088,421)                                             3,088,421
     ===========================================================================
     TOTAL INVESTMENTS (99.0%)
        (COST $42,479,749)<F4>                                      40,474,251
     ===========================================================================
     OTHER ASSETS, LESS LIABILITIES (1.0%)                             420,899
     ===========================================================================
     TOTAL NET ASSETS (100.0%)                                     $40,895,150
     ===========================================================================

<F1> Non-Income Producing

<F2> Step Bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

<F3> PIK - Payment in Kind

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F4> At September 30, 2000, the aggregate cost of securities for federal tax purposes was $42,479,749 and the net unrealized depreciation of investments based on that cost was $2,005,498 which is comprised of $878,422 aggregate gross unrealized appreciation and $2,883,920 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

--------------------
MUNICIPAL BOND FUND
--------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal obligations.

PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of assets in lower-rated securities.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

NET ASSETS:  $35.6 million
--------------------------------------------------------------------------------

The Municipal Bond Fund is managed with a balanced focus on income, total return, quality of securities and avoidance of federal income taxes. There are five major classes of securities in the Fund: revenue bonds, general obligation bonds, pre-refunded bonds, insured bonds and money market investments, which are cash equivalents. For revenue bonds, interest and principal is paid from revenue from a specific source which the bonds fund, such as a tollway system or a municipal power agency. General obligation bonds are secured by the general credit of the issuing municipality, which can usually raise taxes as necessary to meet obligations. Insured bonds are guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation (MBIA) or the Financial Guaranty Insurance Company (FGIC).<F1> Pre-refunded bonds are backed by an escrow of securities, usually U.S. Treasury securities. The securities in the escrow are selected to meet the interest payments and to pay off the pre-refunded bonds on their first call date.

The Fund continues to outperform its main benchmark, the Lehman Brothers Municipal Bond Index, benefiting from its relatively high credit quality and a substantial position in revenue bonds, which have performed better than general obligation bonds during 2000. Selection of individual securities also contributed to the strong performance. These positive factors were partially offset by a defensive position with regard to changes in interest rates. A slowing economy led to a decline in interest rates, driving bond prices higher. In retrospect, an aggressive interest rate position would have been advantageous.

During 2000 the supply of new municipal bond issues has been approximately 20% lower than in the prior year, because of a decline in the refunding of exiting issues. Interest rates are not low enough to encourage new bond issuance to refund existing issues. There was substantial demand for municipal bonds from individual buyers, who may have been motivated by the volatile stock market to move money into less risky securities. This trend was especially pronounced in California, where some profits from technology stocks appeared to move into the municipal bond market. Property and casualty companies have been net sellers of tax-exempt bonds in recent months. On a risk-adjusted basis, bonds maturing in five to ten years outperformed bonds maturing in more than ten years, since the largest buyers during the period, individual investors, tend to focus in the five to ten year range.

The Fund benefited from an underweighted position in hospital and below investment-grade bonds, as these categories underperformed the market. However, performance was boosted by one large holding of a below investment-grade hospital bond, which was selling at a significant discount until it was refunded at par when the issuer merged with a stronger hospital system.

<F1>Insurance applies only to the prompt payment of principal and interest of the bonds in the Fund and does not remove the market risks associated with your investment. There is also no guarantee that the insurer will be able to meet its commitments.

PERCENTAGE HOLDINGS
9/30/00
--------------------------------------------------------
Insured Bonds                                       43%
Revenue Bonds                                       31%
Bonds with Other Credit Support                     12%
Pre-refunded Bonds                                  10%
General Obligation Bonds                             4%

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

                    PERFORMANCE RELATIVE TO LEHMAN BROTHERS


                                              MUNICIPAL
                                              BOND FUND     LEHMAN BROTHERS
                  MUNICIPAL     MUNICIPAL      CLASS B         MUNICIPAL
                  BOND FUND     BOND FUND    REDEMPTION          BOND
                   CLASS A       CLASS B        VALUE            INDEX
---------------------------------------------------------------------------
3/31/97             9,524        10,000                          10,000
9/30/97            10,263        10,735                          10,656
3/31/98            10,641        11,093                          11,071
9/30/98            11,118        11,552                          11,584
3/31/99            11,324        11,728                          11,758
9/30/99            11,064        11,420                          11,503
3/31/00            11,313        11,639                          11,747
9/30/00            11,810        12,111        11,811            12,214


TOTAL RETURN                                                      Average
                                                                   Annual
                                                One                Since
For the periods ended September 30, 2000        Year           Inception<F1>
--------------------------------------------------------------------------------
Municipal Bond Fund
(Class A - without initial sales charge)       6.75%               6.34%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                     6.17%               5.87%
--------------------------------------------------------------------------------
<F1>Fund inception date is 3/31/97. Returns are annualized.

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. As of September 30, 2000 the index included 39,196 issues totaling over $720 billion in market value. The index represents approximately 50% of the municipal bond market capitalization.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

     SCHEDULE OF INVESTMENTS
                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     REVENUE BOND (90.1%)
     MUNICIPAL BONDS - REVENUE (90.1%)
     ARIZONA (2.0%)
     Maricopa County, Arizona Pollution
        Control Corp., 5.5%, 5/1/29 RB               700,000          $700,000
     ---------------------------------------------------------------------------

     CALIFORNIA (5.9%)
     California Housing Financing Agency,
        5.75%, 2/1/29 RB, MBIA, AMT                1,000,000         1,001,970
     Sacramento County, California
        Sanitation District, 6%, 12/1/15 RB        1,000,000         1,097,970
     ---------------------------------------------------------------------------
     TOTAL                                                           2,099,940
     ---------------------------------------------------------------------------

     CONNECTICUT (3.3%)
     Hartford, Connecticut Package
        System, 6.4%, 7/1/20 RB                    1,170,000         1,175,745
     ---------------------------------------------------------------------------

     FLORIDA (2.5%)
     Lee County, Florida Water & Sewer,
        4.75%, 10/1/23 RB, AMBAC                   1,000,000           872,710
     ---------------------------------------------------------------------------
     GEORGIA (3.3%)
     Cartersville Development Authority
        Water & Waste Facility,
        7.4%, 11/1/10 RB, AMT                      1,000,000         1,171,900
     ---------------------------------------------------------------------------

     ILLINOIS (9.9%)
     Chicago, Illinois O'Hare International
        Airport, 5.7%, 1/1/08 RB,
        MBIA, AMT                                  1,000,000         1,026,260
     Illinois State Sales Tax,
        6.375%, 6/15/17 RB                         1,450,000         1,529,808
     Metropolitan Fair & Exposition
        Illinois, 5%, 6/1/15 RB, BIGI              1,000,000           951,470
     ---------------------------------------------------------------------------
     TOTAL                                                           3,507,538
     ---------------------------------------------------------------------------

     INDIANA (0.3%)
     Indiana State Toll Financial Authority,
        6%, 7/1/15 RB                                100,000           100,030
     ---------------------------------------------------------------------------

     IOWA (2.8%)
     Iowa Finance Authority, Hospital
        Authority, 5.875%, 2/15/20
        RB, AMBAC                                  1,000,000         1,009,200
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     KENTUCKY (9.0%)
     Kentucky Higher Education Student
        Loan Corp., 5.15%, 6/1/02
        RB, GTD STD LNS                            1,130,000        $1,140,091
     Louisville & Jefferson County,
        Kentucky Regional Airport
        Authority, 6.5%, 7/1/17
        RB, MBIA, AMT                              1,000,000         1,073,100
     Russell County, Kentucky School
        District Finance Corp.,
        5.6%, 3/1/18 RB                              520,000           524,560
     Russell County, Kentucky School
        District Finance Corp.,
        5.6%, 3/1/19 RB                              465,000           467,902
     ---------------------------------------------------------------------------
     TOTAL                                                           3,205,653
     ---------------------------------------------------------------------------

     MAINE (3.0%)
     Regional Waste System Inc.,
        Maine Solid Waste Res Recovery,
        6.25%, 7/1/11 RB, AMT                      1,000,000         1,056,160
     ---------------------------------------------------------------------------

     NEBRASKA (2.8%)
     Nebraska Investment Financial
        Authority, Single Family Housing,
        6.25%, 3/1/21 RB, GNMA,
        FNMA, FHLMC, AMT                             990,000         1,007,681
     ---------------------------------------------------------------------------

     NEW YORK (12.6%)
     Metropolitan Transportation Authority,
        5.625%, 7/1/25 RB, MBIA                    1,000,000           990,670
     New York City Municipal
        Water Finance Authority,
        5.75%, 6/15/29 RB                          1,000,000         1,000,830
     New York State Dormitory Authority,
        5.125%, 2/15/08 RB                         1,000,000         1,011,570
     TSASC, Inc., New York,
        6%, 7/15/19 RB                             1,500,000         1,505,895
     ---------------------------------------------------------------------------
     TOTAL                                                           4,508,965
     ---------------------------------------------------------------------------

     NORTH CAROLINA (4.0%)
     North Carolina Eastern Municipal
        Power Agency System,
        4.5%, 1/1/24 RB, PR                          730,000           627,223
     North Carolina Eastern Municipal
        Power Agency System,
        4%, 1/1/18 RB, PR                            940,000           788,266
     ---------------------------------------------------------------------------
     TOTAL                                                           1,415,489
     ---------------------------------------------------------------------------

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     OHIO (2.5%)
     Ohio Housing Financial Agency,
        6.2%, 9/1/14 RB, GNMA                        855,000          $888,465
     ---------------------------------------------------------------------------

     PENNSYLVANIA (3.4%)
     Pennsylvania Higher Education
        Authority, Variable Coupon,
        9/1/26 RB, AMBAC, AMT                      1,000,000         1,192,500
     ---------------------------------------------------------------------------

     RHODE ISLAND (2.9%)
     Providence, Rhode Island Public
        Building Authority,
        5.5%, 12/15/12 RB, AMBAC                   1,000,000         1,031,600
     ---------------------------------------------------------------------------

     SOUTH CAROLINA (3.1%)
     South Carolina State Public
        Service Authority,
        5.342%, 6/30/06 RB, MBIA                   1,100,000         1,118,810
     ---------------------------------------------------------------------------

     TEXAS (11.2%)
     Brazos, Texas Higher
        Education Authority, 5.5%, 6/1/02
        RB, GTD STD LNS, AMT                         965,000           977,284
     Harris County, Texas Health Facility,
        5.55%, 2/15/22 RB, MBIA                      200,000           200,000
     Harris County, Texas Toll Road,
        6%, 8/1/09 RB, FGIC                        1,500,000         1,610,190
     Odessa Texas Junior College District,
        8.125%, 12/1/18 RB, PR                     1,075,000         1,239,905
     ---------------------------------------------------------------------------
     TOTAL                                                           4,027,379
     ---------------------------------------------------------------------------

     WASHINGTON (2.8%)
     Port Seattle, Washington Passenger
        Facility, 5%, 12/1/05
        RB, AMBAC, AMT                             1,000,000         1,008,770
     ---------------------------------------------------------------------------

     WYOMING (2.8%)
     Lincoln County, Wyoming
        Pollution Control, 5.5%, 11/1/24
        RB, AMBAC                                  1,000,000         1,000,000
     ---------------------------------------------------------------------------
     TOTAL REVENUE BOND
       (COST $31,732,462)                                           32,098,535
     ===========================================================================

     GENERAL OBLIGATION UNLIMITED (13.2%)
     MUNICIPAL BOND - GENERAL OBLIGATION (13.2%)
     COLORADO (3.2%)
     Douglas County, Colorado School
        District RE.1, 6.5%, 12/15/16
        GO, PR, MBIA                               1,050,000         1,136,048
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND
                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     DISTRICT OF COLUMBIA (4.5%)
     District of Columbia,
        5.1%, 6/1/03 GO, AMBAC                     1,000,000        $1,011,249
     District of Columbia, Variable
        Coupon, 6/1/03 GO                            600,000           600,000
     ---------------------------------------------------------------------------
     TOTAL                                                           1,611,249
     ---------------------------------------------------------------------------

     ILLINOIS (1.8%)
     Chicago, Illinois Capital
        Appreciation - City Colleges,
        0%, 1/1/28 GO, FGIC                        3,170,000           636,187
     ---------------------------------------------------------------------------

     NEW YORK (3.0%)
     New York, New York Series I,
        6%, 4/15/09 GO                             1,000,000         1,066,190
     ---------------------------------------------------------------------------

     WASHINGTON (0.7%)
     Clark County, Washington School
        District #37, 4%, 12/1/08 GO                 250,000           231,873
     ---------------------------------------------------------------------------
     TOTAL GENERAL OBLIGATION UNLIMITED
       (COST $4,533,800)                                             4,681,547
     ===========================================================================
     TOTAL INVESTMENTS (103.3%)
        (COST $36,266,262)<F1>                                      36,780,082
     ===========================================================================
     OTHER ASSETS, LESS LIABILITIES (-3.3%)                        (1,185,156)
     ===========================================================================
     TOTAL NET ASSETS (100.0%)                                     $35,594,926
     ===========================================================================

<F1> At September 30, 2000, the aggregate cost of securities for federal tax purposes was $36,266,262 and the net unrealized appreciation of investments based on that cost was $513,820 which is comprised of $681,003 aggregate gross unrealized appreciation and $167,183 aggregate gross unrealized depreciation.

 RB = Revenue Bond
 GO = General Obligation
 PR = Pre-refunded security will be called on the first call date
      (with certainty)
 AMT = Subject to the Alternative Minimum Tax

 Scheduled principal and interest payments are guaranteed by:
 AMBAC (AMBAC Indemnity Corporation)
 BIGI (Bond Investors Guarantee Insurance)
 FGIC (Financial Guaranty Insurance Company)
 FHLMC (Federal Home Loan Mortgage Corporation)
 FNMA (Federal National Mortgage Association)
 GNMA (Government National Mortgage Association)
 GTD STD LNS (Guaranteed Student Loans)
 MBIA (Municipal Bond Insurance Organization)

 The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                SELECT BOND FUND

-----------------
SELECT BOND FUND
------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

PORTFOLIO: Diversified investment-grade corporate, mortgage-backed, Treasury and government agency bonds, with maturities generally exceeding one year.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

NET ASSETS:  $37.3 million
--------------------------------------------------------------------------------

The Select Bond Fund invests in high-quality debt securities, primarily government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

In recent months, the Select Bond Fund has essentially matched the performance of its benchmark, the Merrill Lynch Domestic Master Index and has provided higher returns than the stock market. The focus has been on quality and liquidity, with holdings concentrated in well-known names with ratings of A or better. To take advantage of unusually wide spreads between corporate and U.S. government bonds, some government securities were replaced during the second quarter of the calendar year with high-quality corporate issues. This anticipation of the narrowing spread was partially offset by less favorable positioning with regard to the yield curve, as conflicting signals regarding economic growth and inflation expectations have produced an unusually steep yield curve.
At the end of September, the Fund's emphasis is on corporate and mortgage bonds, rather than Treasury securities, in anticipation of the higher interest rates that are likely to result from higher inflation.

PERCENTAGE HOLDINGS
9/30/00
-------------------------------------------------------
Corporate Bonds                                    34%
Mortgage-Backed and  Asset-Backed Securities       29%
Government and Government Agencies                 26%
Money Market Investments, Net of Other Assets      11%

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                                SELECT BOND FUND

PERFORMANCE RELATIVE TO MERRILL LYNCH DOMESTIC MASTER INDEX

                                               SELECT
                                              BOND FUND      MERRILL
                   SELECT        SELECT        CLASS B    LYNCH DOMESTIC
                  BOND FUND     BOND FUND    REDEMPTION       MASTER
                   CLASS A       CLASS B        VALUE         INDEX
------------------------------------------------------------------------
3/31/97             9,524        10,000                       10,000
9/30/97            10,358        10,838                       10,712
3/31/98            10,677        11,134                       11,205
9/30/98            10,743        11,165                       11,955
3/31/99            11,168        11,569                       11,934
9/30/99            11,261        11,627                       11,908
3/31/00            11,420        11,741                       12,167
9/30/00            11,954        12,263        11,986         12,733

TOTAL RETURN                                                      Average
                                                                   Annual
                                                One                Since
For the periods ended September 30, 2000        Year           Inception<F1>
--------------------------------------------------------------------------------
Select Bond Fund
(Class A - without initial sales charge)       6.16%               6.71%
--------------------------------------------------------------------------------
Merrill Lynch
Domestic Master Index                          6.94%               7.14%
--------------------------------------------------------------------------------
<F1>Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

     SCHEDULE OF INVESTMENTS
                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     CORPORATE BONDS (33.6%)
     AUTOMOBILES AND OTHER MOTOR VEHICLES (1.2%)
     Ford Motor Credit Company,
        6.3%, 7/16/02                                300,000          $300,495
     General Motors Acceptance
        Corporation, 7.5%, 7/15/05                   150,000           151,968
     ---------------------------------------------------------------------------
     TOTAL                                                             452,463
     ---------------------------------------------------------------------------

     BANK HOLDING COMPANIES (3.3%)
     Bank One Corporation, 8%, 4/29/27               750,000           749,043
     Nationsbank Lease Pass
        Through Trust, Series 1997-A,
        Class 1, 1/10/11 (144A)                      479,347           478,700
     ---------------------------------------------------------------------------
     TOTAL                                                           1,227,743
     ---------------------------------------------------------------------------

     BEVERAGES, MALT BEVERAGES (2.8%)
     Anheuser-Busch Companies, Inc.,
        7.5%, 3/15/12                                375,000           382,755
     Anheuser-Busch Companies, Inc.,
        7%, 12/1/25                                  720,000           655,450
     ---------------------------------------------------------------------------
     TOTAL                                                           1,038,205
     ---------------------------------------------------------------------------

     BROAD WOVEN FABRIC MILLS, MANMADE (0.3%)
<F1> Polysindo International Finance,
        11.375%, 6/15/06                             800,000           104,000
     ---------------------------------------------------------------------------
     BUILDING MATERIALS & GARDEN SUPPLIES (2.5%)
     The Home Depot, Inc., 6.5%, 9/15/04             950,000           943,753
     ---------------------------------------------------------------------------

     ELECTRIC & OTHER SERVICES COMBINED (6.0%)
     Comed Transitional Funding Trust,
        Series 1998-1, Class A7,
        5.74%, 12/25/10                              750,000           693,893
     Peco Energy Transition Trust,
        Series 1999-A, Class A7, 3/1/09              800,000           762,839
     Scottish Power PLC, 5.65%, 11/1/06              550,000           507,455
     South Carolina Electric & Gas,
        6.125%, 3/1/09                               250,000           229,622
     ---------------------------------------------------------------------------
     TOTAL                                                           2,193,809
     ---------------------------------------------------------------------------

     NEWSPAPERS (2.1%)
     Times Mirror Company,
        7.45%, 10/15/09                              800,000           798,188
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                SELECT BOND FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     OIL AND GAS EXTRACTION (4.0%)
     Amerada Hess Corporation,
        7.875%, 10/1/29                              500,000          $498,128
     Chevron Corporation, 6.625%, 10/1/04            500,000           497,068
     Tosco Corporation, 8.125%, 2/15/30              500,000           505,046
     ---------------------------------------------------------------------------
     TOTAL                                                           1,500,242
     ---------------------------------------------------------------------------

     PHARMACEUTICALS (4.0%)
     Johnson & Johnson, 6.625%, 9/1/09               700,000           687,160
     Merck & Co., Inc. 5.95%, 12/1/28                937,000           797,986
     ---------------------------------------------------------------------------
     TOTAL                                                           1,485,146
     ---------------------------------------------------------------------------

     RESIDENTIAL MORTGAGES (2.0%)
     EOP Operating LP, 8.1%, 8/1/10                  375,000           377,275
     Post Apartment Homes,
        8.125%, 6/15/05                              375,000           380,908
     ---------------------------------------------------------------------------
     TOTAL                                                             758,183
     ---------------------------------------------------------------------------

     RETAIL - MISCELLANEOUS SHOPPING GOODS STORES (1.5%)
     Wal-Mart Stores, Inc., 6.55%, 8/10/04           250,000           249,507
     Wal-Mart Stores, Inc., 6.875%, 8/1/02           150,000           150,514
     Wal-Mart Stores, Inc., 6.875%, 8/10/09          150,000           148,118
     ---------------------------------------------------------------------------
     TOTAL                                                             548,139
     ---------------------------------------------------------------------------

     TOBACCO PRODUCTS (1.7%)
     Philip Morris Companies Inc.,
        7.75%, 1/15/27                               700,000           624,310
     ---------------------------------------------------------------------------

     TRANSPORTATION SERVICES (2.2%)
     United Parcel Service, 8.375%, 4/1/20           750,000           829,629
     ---------------------------------------------------------------------------
     TOTAL CORPORATE BONDS
       (COST $13,305,101)                                           12,503,810
     ===========================================================================

     MORTGAGE-BACKED AND
        ASSET-BACKED SECURITIES (28.8%)
     ASSET-BACKED SECURITIES (CMO'S) (3.7%)
     Amresco Residential Securities,
        Series 1998-2, Class A2,
        6.245%, 4/25/22                              204,606           203,279
     Heilig-Meyers Master Trust,
        Series 1998-1A, Class A,
        6.125%, 1/20/07                              479,173           470,502
     Iroquois Trust, Series 1997-2,
        Class A, 6.752%, 6/25/07 (144A)              126,070           124,857
     LB Mortgage Trust, Series 1991-2,
        Class A3, 8.3962%, 1/20/17                   475,954           493,522
     Newcourt Equipment Receivables,
        Series 1997-A, Class B,
        6.764%, 9/20/04 (144A)                        79,459            78,650
     ---------------------------------------------------------------------------
     TOTAL                                                           1,370,810
     ---------------------------------------------------------------------------

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     COMMERCIAL MORTGAGES (18.1%)
     Asset Securitization Corporation,
        Series 1996-MD6, Class CS1,
        1.6317%, 11/13/26 IO                      11,020,732          $256,246
     Asset Securitization Corporation,
        Series 1997-D5, Class A3,
        7.1141%, 2/14/41                             450,000           426,924
     Chase Commercial Mortgage Securities
        Corporation, Series 1997-2,
        Class A2, 6.6%, 11/19/07                     500,000           487,811
     Chase Commercial Mortgage Securities
        Corporation, Series 1997-2, Class B,
        6.6%, 11/19/07                               500,000           482,088
     Commercial Mortgage Acceptance
        Corporation, Series 1997-ML1,
        Class B, 6.6437%, 12/15/07                   500,000           483,878
     Credit Suisse First Boston Mortgage
        Securities Corporation,
        Series 1997-C1, Class A2,
        7.26%, 6/20/07 (144A)                        235,341           233,425
     Credit Suisse First Boston Mortgage
        Securities Corporation,
        Series 1997-C1, Class B, 7.28%,
        6/20/07 (144A)                               250,000           246,727
     Criimi Mae Commercial Mortgage
        Trust, Series 1998-C1, Class A1,
        7%, 11/2/06 (144A)                           500,000           474,081
     Criimi Mae Commercial Mortgage
        Trust, Series 1998-C1, Class B,
        7%, 11/2/11 (144A)                           600,000           498,000
     DLJ Commercial Mortgage Corporation,
        Series 1998-CF1, Class S,
        .7003%, 1/15/18 IO                        19,742,370           684,469
     DLJ Mortgage Acceptance Corp.,
        Series 1994-MF11, Class A2,
        8.1%, 6/18/04                                350,000           360,483
     DLJ Mortgage Acceptance Corporation,
        Series 1994-MF11, Class A1,
        8.1%, 6/18/04                                215,812           222,949
     DLJ Mortgage Acceptance Corporation,
        Series 1997-CF2, Class S,
        .3516%, 10/15/17 IO (144A)                28,830,688           576,614
     Midland Realty Acceptance
        Corporation, Series 1996-C2,
        Class AEC, 1.3534%, 1/25/29
        IO (144A)                                  8,657,092           457,181
     Mortgage Capital Funding, Inc.,
        Series 1997-MC1, Class A3,
        7.288%, 3/20/07                              400,000           403,718

     ---------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
     ---------------------------------------------------------------------------

                                SELECT BOND FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     COMMERCIAL MORTGAGES (CONTINUED)
     Nomura Asset Securities Corporation,
        Series 1998-D6, Class A2,
        6.9931%, 3/17/28                             200,000          $192,009
     RMF Commercial Mortgage
        Pass-Through, Series 1997-1,
        Class F, 7.471%, 1/15/19 (144A)              400,000           279,536
     ---------------------------------------------------------------------------
     TOTAL                                                           6,766,139
     ---------------------------------------------------------------------------

     FRANCHISE LOAN RECEIVABLES (4.3%)
     Enterprise Mortgage Acceptance
        Company, Series 1998-1, Class A2,
        6.38%, 4/15/07 (144A)                        400,000           385,428
     Enterprise Mortgage Acceptance
        Company, Series 1998-1, Class IO,
        1.3704%, 1/15/23 (144A) IO                13,085,914           834,750
     FMAC Loan Receivables Trust,
        Series 1998-A, Class A1,
        6.2%, 9/15/20 (144A)                         197,625           193,704
     Global Franchise Trust, Series 1998-1,
        Class A1, 6.349%, 4/10/04 (144A)             176,983           173,361
     ---------------------------------------------------------------------------
     TOTAL                                                           1,587,243
     ---------------------------------------------------------------------------

     MANUFACTURED HOUSING (1.3%)
     Mid-State Trust, Series 6, Class A3,
        7.54%, 7/1/35                                501,740           490,034
     ---------------------------------------------------------------------------

     MOTORCYCLE DEALERS (0.8%)
     Harley-Davidson Eaglemark Motorcycle
        Trust, Series 1998-2, Class A2,
        5.87%, 4/15/04                               300,000           297,501
     ---------------------------------------------------------------------------

     RESIDENTIAL MORTGAGES (0.6%)
     Blackrock Capital Finance L.P.,
        Series 1997-R1, Class B3,
        7.75%, 3/25/37 (144A)                        317,905            92,192
     Blackrock Capital Finance L.P.,
        Series 1997-R3, Class B3,
        7.25%, 11/25/28 (144A)                       475,421           147,381
     ---------------------------------------------------------------------------
     TOTAL                                                             239,573
     ---------------------------------------------------------------------------
     TOTAL MORTGAGE-BACKED AND
       ASSET-BACKED SECURITIES
       (COST $11,980,445)                                           10,751,300
     ===========================================================================

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     GOVERNMENT (DOMESTIC AND FOREIGN)
        AND AGENCY BONDS (26.2%)
     FEDERAL GOVERNMENT AND AGENCIES (26.2%)
     Aid-Israel, 0%, 11/1/24                       1,500,000          $314,084
     Federal Home Loan Bank,
        5.54%, 1/8/09                                300,000           272,315
     Federal Home Loan Mortgage
        Corporation, 7.5%, 10/1/27                   843,784           845,232
     Federal National Mortgage Association,
        5.97%, 10/1/08                               386,992           367,655
     Federal National Mortgage Association,
        6.22%, 2/1/06                                475,210           462,881
     Federal National Mortgage Association,
        6.265%, 10/1/08                              244,597           235,907
     Federal National Mortgage Association,
        6.39%, 4/1/08                                480,672           468,244
     Federal National Mortgage Association,
        7.36%, 4/1/11                                462,711           473,464
     Federal National Mortgage Association,
       10%, 10/1/17                                   24,604            26,513
     Federal National Mortgage Association,
        11%, 12/1/12                                  12,640            13,971
     Federal National Mortgage Association,
        11%, 9/1/17                                  169,420           188,967
     Federal National Mortgage Association,
        11%, 12/1/17                                  52,315            58,027
     Federal National Mortgage Association,
        11%, 2/1/18                                   74,419            82,516
     Federal National Mortgage Association,
        11.5%, 4/1/18                                 94,554           106,344
     Federal National Mortgage Association,
        12%, 9/1/12                                  159,807           180,468
     Federal National Mortgage Association,
        12%, 12/1/12                                  34,495            39,158
     Federal National Mortgage Association,
       12%, 9/1/17                                    47,065            53,992
     Federal National Mortgage Association,
        12%, 10/1/17                                  52,129            60,019
     Federal National Mortgage Association,
        12%, 12/1/17                                  53,044            60,520
     Federal National Mortgage Association,
        12%, 2/1/18                                   52,751            60,091
     Federal National Mortgage Association,
        12.25%, 1/1/18                                25,814            29,439
     Federal National Mortgage Association,
        12.5%, 4/1/18                                 39,581            45,492
     Federal National Mortgage Association,
        13%, 11/1/12                                  26,656            30,778
     Federal National Mortgage Association,
        13%, 11/1/17                                  86,098           100,366

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                SELECT BOND FUND

                                                  Shares/Par      Market Value
     ---------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     Federal National Mortgage Association,
        13%, 12/1/17                                  33,294           $38,760
     Federal National Mortgage Association,
        13%, 2/1/18                                   70,904            82,567
     Federal National Mortgage Association,
        14%, 12/1/17                                  20,134            24,116
     Government National Mortgage
        Association, 7.5%, 6/15/28                   296,267           297,458
     Government National Mortgage
        Association, 8%, 12/15/26                    302,318           308,482
     Government National Mortgage
        Association, 8%, 7/15/27                     184,268           187,888
     Government National Mortgage
        Association, 11%, 1/15/18                    285,751           312,701
     US Treasury, 5.75%, 8/15/10                     565,000           562,705
     US Treasury, 6%, 8/15/09                        253,000           254,028
     US Treasury, 6.125%, 8/15/29                    480,000           490,200
<F2> US Treasury, 6.5%, 2/15/10                    1,299,000         1,352,584
<F2> US Treasury, 6.75%, 5/15/05                     585,000           606,024
     US Treasury Inflation Index Bond,
        3.875%, 4/15/29                              456,278           469,634
     Vendee Mortgage Trust, Series 1998-3,
        Class E, 6.5%, 3/15/29                       250,000           230,105
     ---------------------------------------------------------------------------
     TOTAL GOVERNMENT
       (DOMESTIC AND FOREIGN)
       AND AGENCY BONDS
       (COST $9,936,677)                                             9,793,695
     ===========================================================================

     MONEY MARKET INVESTMENTS (10.9%)
     FEDERAL GOVERNMENT AND AGENCIES (1.3%)
<F2> Federal Home Loan Bank,
        6.38%, 11/24/00                              500,000           495,304
     ---------------------------------------------------------------------------

     FINANCE SERVICES (3.5%)
<F2> Citicorp, 6.53%, 10/25/00                     1,300,000         1,294,576
     ---------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (6.1%)
<F2> CXC Incorporated, 6.5%, 10/27/00              1,300,000         1,294,132
     General Electric Capital Corp.,
        6.69%, 10/2/00                             1,000,000         1,000,000
     ---------------------------------------------------------------------------
     TOTAL                                                           2,294,132
     ---------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $4,084,012)                                            4,084,012
     ===========================================================================
     TOTAL INVESTMENTS (99.5%)
        (COST $39,306,235)<F3>                                      37,132,817
     ===========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.5%)                             181,502
     ===========================================================================
     TOTAL NET ASSETS (100.0%)                                     $37,314,319
     ===========================================================================

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F1> Defaulted Security

<F2> Partially held in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:


                                                                 Unrealized
                                   Number of      Expiration   Appreciation/
Issuers                            Contracts         Date      (Depreciation)
-------------------------------------------------------------------------------
90 Day Euro
     (Total notional value at
        9/30/00, $2,801,250)           12            3/01         $(2,550)
US Treasury Bond
     (Total notional value at
        9/30/00, $2,956,875)           30           12/00         $(2,812)


<F3> At September 30, 2000, the aggregate cost of securities for federal tax purposes was $39,306,235 and the net unrealized depreciation of investments based on that cost was $2,173,418 which is comprised of $121,700 aggregate gross unrealized appreciation and $2,295,118 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          SMALL CAP GROWTH STOCK FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $11,146,724)                                   $14,101,588
Money Market Investments (cost $1,094,439)                           1,094,439
--------------------------------------------------------------------------------
                                                                    15,196,027
--------------------------------------------------------------------------------
Cash                                                                    53,021
Due from Sale of Securities                                            334,187
Due from Sale of Fund Shares                                           103,572
Due from Investment Advisor                                              8,671
Dividends Receivable                                                     1,151
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   15,696,629
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                           88,212
Other Accrued Liabilities                                               55,864
Due on Redemption of Fund Shares                                        24,642
Accrued Distribution Fees                                               10,066
Accrued Administrative Fees                                              2,629
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 181,413
--------------------------------------------------------------------------------
NET ASSETS                                                         $15,515,216
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 834,948 shares outstanding)                               $10,143,744
Undistributed Net Investment Loss                                     (66,556)
Undistributed Accumulated Net
  Realized Gain on Investments                                       2,483,164
Net Unrealized Appreciation of
  Investment Securities                                              2,954,864
--------------------------------------------------------------------------------
NET ASSETS FOR 834,948
 SHARES OUTSTANDING                                                $15,515,216
================================================================================
Per Share of Class A (Based on 692,184
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $19.53
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $18.60
================================================================================
Per Share of Class B (Based on 142,764
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $18.50
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                             $26,279
  Dividends                                                              7,585
--------------------------------------------------------------------------------
     TOTAL INCOME                                                       33,864
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       58,059
  Transfer Agent Fees                                                   44,723
  Registration Fees                                                     18,543
  Shareholder Servicing Fees                                            17,076
  Distribution Fees:
     Class A                                                             5,703
     Class B                                                             8,454
  Audit Fees                                                             8,215
  Shareholder Reporting Expenses                                         7,832
  Administrative Fees                                                    6,830
  Custodian Fees                                                         5,316
  Directors Fees                                                         5,281
  Professional Fees                                                      2,636
  Other Expenses                                                           785
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    189,453
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (86,407)
       Custodian Fees Paid Indirectly                                  (2,626)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                100,420
--------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                 (66,556)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
  NET REALIZED GAIN ON INVESTMENTS
     FOR THE PERIOD                                                    488,967
--------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION
     OF INVESTMENTS FOR THE PERIOD                                     349,554
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                838,521
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $771,965
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                          SMALL CAP GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                            For the Six          For the Period
                                            Months Ended       July 12, 1999<F1>
                                         September 30, 2000          through
                                            (Unaudited)          March 31, 2000
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Loss                      $(66,556)              $(54,926)
     Net Realized Gain on Investments           488,967              2,287,364
     Net Change in Unrealized Appreciation
       of Investments for the Period            349,554              2,605,310
--------------------------------------------------------------------------------
       Net Increase in Net Assets
          Resulting from Operations             771,965              4,837,748
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                     -                (5,156)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments          -              (233,827)
     Distributions to Class B Shareholders
       from Net Investment Income                     -                      -
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments          -               (30,179)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders          -              (269,162)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 142,553
       and 626,286 Shares                     2,593,194              6,897,912
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 16,684 shares)                          -                236,250
     Payments for 26,508 and 67,331
       Shares Redeemed                        (500,826)            (1,007,191)
--------------------------------------------------------------------------------
       Net Increase in Net Assets
          Resulting from Class A Fund
          Share Transactions (116,045 and
          575,639 shares)                     2,092,368              6,126,971
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 37,886
       and 106,798 Shares                       673,136              1,320,550
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 2,131 shares)                           -                 30,159
     Payments for 2,829 and 1,722
       Shares Redeemed                         (48,379)               (30,140)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (35,057 and 107,207 shares)           624,757              1,320,569
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                3,489,090             12,016,126

NET ASSETS
  Beginning of Period                        12,026,126                 10,000
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT LOSS OF
     $66,556 AND $0, RESPECTIVELY)          $15,515,216            $12,026,126
================================================================================

<F1> Fund commenced operations on July 12, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          SMALL CAP GROWTH STOCK FUND


FINANCIAL HIGHLIGHTS
                                                             CLASS A             CLASS A             CLASS B            CLASS B
                                                             --------            --------            --------          --------
                                                           For the Six        For the Period       For the Six      For the Period
                                                           Months Ended       July 12, 1999<F1>    Months Ended    July 12, 1999<F1>
                                                        September 30, 2000       through        September 30, 2000      through
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000       (Unaudited)      March 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $17.59              $10.00              $17.57              $10.00
     Income from Investment Operations:
       Net Investment Loss                                      (0.15)          (0.08)<F4>              (0.18)          (0.10)<F4>
       Net Realized and Unrealized Gains on Investments           1.16                8.12                1.11                8.09
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        1.01                8.04                0.93                7.99
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.01)                   -                   -
       Distributions from Realized Gains on Investments              -              (0.44)                   -              (0.42)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.45)                   -              (0.42)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $18.60              $17.59              $18.50              $17.57
====================================================================================================================================
  TOTAL RETURN<F2>                                           5.74%<F5>          81.52%<F5>           5.29%<F5>          80.95%<F5>
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $12,873,980         $10,133,996          $2,641,236          $1,892,130
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              2.66%<F3>           3.31%<F3>           3.31%<F3>           3.89%<F3>
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.40%<F3>           1.40%<F3>           2.05%<F3>           2.05%<F3>
====================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS      (0.90)% <F3>        (0.92)% <F3>        (1.55)% <F3>         (1.57)%<F3>
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       36.87%              89.96%              36.87%              89.96%
====================================================================================================================================

<F1> Fund commenced operations on July 12, 1999.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $64,324,565)                                  $101,235,091
Money Market Investments (cost $3,923,690)                           3,923,556
--------------------------------------------------------------------------------
                                                                   105,158,647
--------------------------------------------------------------------------------
Cash                                                                   143,221
Due from Sale of Securities                                            346,867
Due from Sale of Fund Shares                                            55,408
Dividends and Interest Receivable                                       10,159
Unamortized Organizational Costs                                         6,172
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  105,720,474
--------------------------------------------------------------------------------
LIABILITIES
Other Accrued Liabilities                                              109,666
Due to Investment Advisor                                              108,997
Accrued Distribution Fees                                               56,034
Due on Redemption of Fund Shares                                        38,335
Accrued Administrative Fees                                             17,238
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 330,270
--------------------------------------------------------------------------------
NET ASSETS                                                        $105,390,204
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 4,274,816 shares outstanding)                             $52,393,012
Undistributed Net Investment Loss                                    (391,327)
Undistributed Accumulated Net
  Realized Gain on Investments                                      16,478,127
Net Unrealized Appreciation of
  Investment Securities                                             36,910,392
--------------------------------------------------------------------------------
NET ASSETS FOR 4,274,816
 SHARES OUTSTANDING                                               $105,390,204
================================================================================
Per Share of Class A (Based on 3,725,319
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $25.95
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $24.72
================================================================================
Per Share of Class B (Based on 549,497
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $24.23
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                            $235,248
  Dividends                                                             39,703
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      274,951
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      363,407
  Shareholder Servicing Fees                                           121,136
  Distribution Fees:
     Class A                                                            42,506
     Class B                                                            44,615
  Transfer Agent Fees                                                   56,057
  Administrative Fees                                                   48,454
  Custodian Fees                                                        13,040
  Audit Fees                                                             8,804
  Registration Fees                                                      8,169
  Other Expenses                                                         4,154
  Shareholder Reporting Fees                                             3,039
  Directors Fees                                                         2,708
  Professional Fees                                                      2,200
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    718,289
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (49,716)
       Custodian Fees Paid Indirectly                                  (2,295)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                666,278
--------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (391,327)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
 NET REALIZED GAIN ON INVESTMENTS
     FOR THE PERIOD                                                  6,388,353
--------------------------------------------------------------------------------
 NET CHANGE IN UNREALIZED APPRECIATION
     OF INVESTMENTS FOR THE PERIOD                                     394,550
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              6,782,903
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $6,391,576
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                            For the Six
                                            Months Ended             For the
                                         September 30, 2000        Year Ended
                                            (Unaudited)          March 31, 2000
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
     Net Investment Loss                     $(391,327)             $(594,934)
       Net Realized Gain on Investments       6,388,353             16,585,769
     Net Change in Unrealized Appreciation
       of Investments for the Period            394,550             27,872,951
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Operations                     6,391,576             43,863,786
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments          -            (6,860,994)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments          -              (860,509)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders          -            (7,721,503)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 133,619 and
       258,390 Shares                         3,027,241              4,740,641
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 350,616 shares)                         -              6,850,878
     Payments for 60,213 and 149,669 Shares
       Redeemed                             (1,384,688)            (2,807,737)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share
          Transactions (73,406 and
          459,337 shares)                     1,642,553              8,783,782
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 75,791 and
       150,124 Shares                         1,673,350              2,665,164
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 43,399 shares)                          -                835,907
     Payments for 25,012 and
       40,600 Shares Redeemed                 (566,480)              (713,616)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share
          Transactions (50,779 and
          152,923 shares)                     1,106,870              2,787,455
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                9,140,999             47,713,520

NET ASSETS
  Beginning of Period                        96,249,205             48,535,685
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT LOSS OF $391,327
     AND $0)                               $105,390,204            $96,249,205
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH STOCK FUND


FINANCIAL HIGHLIGHTS
                                                             CLASS A             CLASS A             CLASS A            CLASS A
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $23.23              $13.73              $14.50              $10.00
     Income from Investment Operations:
       Net Investment Loss                                      (0.22)          (0.21)<F4>              (0.11)          (0.12)<F1>
       Net Realized and Unrealized Gains (Losses)
          on Investments                                          1.71               11.82              (0.43)                5.18
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        1.49               11.61              (0.54)                5.06
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments              -              (2.11)              (0.23)              (0.56)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (2.11)              (0.23)              (0.56)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $24.72              $23.23              $13.73              $14.50
====================================================================================================================================
  TOTAL RETURN<F2>                                           6.37%<F5>              87.53%             (3.78)%              51.57%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $92,074,488         $84,847,655         $43,840,289         $41,640,193
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.40%<F3>               1.50%               1.62%               1.64%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.30%<F3>               1.30%               1.30%               1.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS       (0.73)%<F3>             (0.82)%             (0.80)%             (0.96)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       22.41%              92.54%              84.46%              64.91%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                          AGGRESSIVE GROWTH STOCK FUND


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                             CLASS B             CLASS B             CLASS B            CLASS B
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $22.86              $13.58              $14.43              $10.00
     Income from Investment Operations:
       Net Investment Loss                                      (0.26)          (0.27)<F4>              (0.19)          (0.21)<F1>
       Net Realized and Unrealized Gains (Losses)
          on Investments                                          1.63               11.59              (0.43)                5.18
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        1.37               11.32              (0.62)                4.97
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments              -              (2.04)              (0.23)              (0.54)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (2.04)              (0.23)              (0.54)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $24.23              $22.86              $13.58              $14.43
====================================================================================================================================
  TOTAL RETURN<F2>                                           5.99%<F5>              86.13%             (4.35)%              50.59%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $13,315,716         $11,401,550          $4,695,396          $1,870,132
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              2.05%<F3>               2.15%               2.27%               2.29%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.95%<F3>               1.95%               1.95%               1.95%
====================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS       (1.38)%<F3>             (1.47)%             (1.45)%             (1.61)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       22.41%              92.54%              84.46%              64.91%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $35,007,726)                                   $33,931,798
Money Market Investments (cost $4,282,301)                           4,282,301
--------------------------------------------------------------------------------
                                                                    38,214,099
--------------------------------------------------------------------------------
Due from Foreign Currency Contracts                                    775,040
Due from Sale of Securities                                            359,673
Dividends and Interest Receivable                                       96,772
Due from Purchase of Fund Shares                                        16,168
Unamortized Organizational Costs                                         6,218
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   39,467,970
--------------------------------------------------------------------------------
LIABILITIES
Due on Foreign Currency Contracts                                      796,401
Due on Purchase of Securities                                          296,457
Other Accrued Liabilities                                              181,694
Accrued Distribution Expense                                            20,431
Due on Sale of Fund Shares                                              19,292
Accrued Administrative Fees                                             12,420
Due to Investment Advisor                                                6,135
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               1,332,830
--------------------------------------------------------------------------------
NET ASSETS                                                         $38,135,140
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 3,756,029 shares outstanding)                             $37,225,941
Undistributed Net Investment Income                                    285,122
Undistributed Accumulated Net
  Realized Gain on Investments                                       1,720,691
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                            (1,075,928)
  Foreign Currency Transactions                                       (20,686)
--------------------------------------------------------------------------------
NET ASSETS FOR 3,756,029
  SHARES OUTSTANDING                                               $38,135,140
================================================================================
Per Share of Class A (Based on
  3,336,427 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $10.67
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $10.16
================================================================================
Per Share of Class B (Based on 419,602
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $10.06
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $47,756)                    $514,804
  Interest                                                             113,844
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      628,648
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      165,741
  Shareholder Servicing Fees                                            48,748
  Transfer Agent Fees                                                   40,252
  Distribution Fees:
     Class A                                                            17,383
     Class B                                                            15,869
  Custody Fees                                                          31,381
  Administrative Fees                                                   19,499
  Registration Fees                                                     18,074
  Other Expenses                                                        10,425
  Shareholder Reporting Fees                                             4,345
  Professional Fees                                                      2,877
  Trustee Fees                                                           2,712
  Organizational Fees                                                    2,083
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    379,389
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (43,812)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                335,577
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                293,071
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                              1,414,913
  Foreign Currency Transactions                                       (67,016)
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                                1,347,897
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
     Investment Securities                                         (2,815,378)
     Foreign Currency Transactions                                    (19,720)
--------------------------------------------------------------------------------
       NET CHANGE IN UNREALIZED
          DEPRECIATION FOR THE PERIOD                              (2,835,098)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (1,487,201)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(1,194,130)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

STATEMENT OF CHANGES IN NET ASSETS
                                            For the Six
                                            Months Ended             For the
                                         September 30, 2000        Year Ended
                                            (Unaudited)          March 31, 2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income                     $293,071               $354,927
     Net Realized Gain on Investments         1,347,897              1,556,223
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments and
       Foreign Currency Transactions for
          the Period                        (2,835,098)              3,468,990
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
          Assets Resulting from Operations  (1,194,130)              5,380,140
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                     -              (420,036)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments          -               (21,353)
     Distributions to Class B Shareholders
       from Net Investment Income                     -               (29,161)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments          -                (2,499)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders          -              (473,049)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 121,861 and
       303,113 Shares                         1,251,314              3,079,273
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 41,838 shares)                          -                440,989
     Payments for 62,162 and 209,060
       Shares Redeemed                        (646,409)            (2,144,063)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
       from Class A Fund Share Transactions
       (59,699 and 135,891 shares)              604,905              1,376,199
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 47,759 and
       136,345 Shares                           486,780              1,354,747
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 2,900 shares)                           -                 30,366
     Payments for 18,608 and 49,943
       Shares Redeemed                        (191,676)              (500,816)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share
          Transactions (29,151 and
          89,302 shares)                        295,104                884,297
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS     (294,121)              7,167,587

NET ASSETS
  Beginning of Period                        38,429,261             31,261,674
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES (OVER)
     UNDISTRIBUTED NET INVESTMENT INCOME OF
     $285,122 AND $(8,186), RESPECTIVELY)   $38,135,140            $38,429,261
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                             CLASS A             CLASS A             CLASS A            CLASS A
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.49               $9.09              $10.58              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.06            0.15<F4>            0.19<F4>            0.24<F1>
       Net Realized and Unrealized Gains
          (Losses) on Investments                               (0.39)                1.39              (1.13)                0.56
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (0.33)                1.54              (0.94)                0.80
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.13)              (0.17)              (0.22)
       Distributions from Realized Gains on Investments              -              (0.01)              (0.38)                   -
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.14)              (0.55)              (0.22)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $10.16              $10.49               $9.09              $10.58
====================================================================================================================================
  TOTAL RETURN<F2>                                         (3.15)%<F5>              16.91%             (8.85)%               8.19%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $33,912,855         $34,368,631         $28,543,601         $29,451,833
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.88%<F3>               1.86%               1.91%               2.13%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.65%<F3>               1.65%               1.65%               1.65%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       1.57%<F3>               1.07%               2.34%               2.34%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       16.81%              23.99%              70.31%              10.07%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                             CLASS B             CLASS B             CLASS B            CLASS B
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.40               $9.03              $10.53              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.01            0.07<F4>            0.14<F4>            0.10<F1>
       Net Realized and Unrealized Gains
          (Losses) on Investments                               (0.35)                1.39              (1.13)                0.63
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (0.34)                1.46              (0.99)                0.73
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.08)              (0.13)              (0.20)
       Distributions from Realized Gains on Investments              -              (0.01)              (0.38)                   -
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.09)              (0.51)              (0.20)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $10.06              $10.40               $9.03              $10.53
====================================================================================================================================
  TOTAL RETURN<F2>                                         (3.27)%<F5>              16.10%             (9.36)%               7.49%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $4,222,285          $4,060,630          $2,718,073          $1,444,924
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              2.51%<F3>               2.51%               2.56%               2.78%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                2.30%<F3>               2.30%               2.30%               2.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       0.92%<F3>               0.42%               1.69%               1.69%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       16.81%              23.99%              70.31%              10.07%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $35,964,331)                                   $39,658,590
Money Market Investments (cost $1,194,886)                           1,194,886
--------------------------------------------------------------------------------
                                                                    40,853,476
--------------------------------------------------------------------------------
Cash                                                                    68,741
Due from Sale of Fund Shares                                            97,971
Due from Sale of Securities                                             56,250
Dividends and Interest Receivable                                       31,586
Due from Investment Advisor                                              1,996
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   41,110,020
--------------------------------------------------------------------------------
LIABILITIES
Other Accrued Liabilities                                               90,983
Accrued Distribution Fees                                               21,992
Futures Variation Margin                                                 8,400
Accrued Administrative Fees                                              6,699
Due on Redemption of Fund Shares                                         6,500
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 134,574
--------------------------------------------------------------------------------
NET ASSETS                                                         $40,975,446
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 3,199,857 shares outstanding)                             $32,346,503
Undistributed Net Investment Income                                    127,824
Undistributed Accumulated Net
  Realized Gain on Investments                                       4,813,885
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                              3,694,259
  Index Futures Contracts                                              (7,025)
--------------------------------------------------------------------------------
NET ASSETS FOR 3,199,857
 SHARES OUTSTANDING                                                $40,975,446
================================================================================
Per Share of Class A (Based on 2,814,593
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $13.45
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $12.81
================================================================================
Per Share of Class B (Based on 385,264
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $12.75
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                           $192,031
  Interest                                                              93,483
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      285,514
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       74,149
  Shareholder Servicing Fees                                            46,343
  Distribution Fees:
     Class A                                                            16,472
     Class B                                                            15,486
  Transfer Agent Fees                                                   27,149
  Registration Fees                                                     23,978
  Custodian Fees                                                        19,567
  Administrative Fees                                                   18,537
  Professional Fees                                                     17,510
  Shareholder Reporting Expense                                          9,611
  Audit Fees                                                             8,215
  Directors Fees                                                         3,952
  Other Expenses                                                         1,087
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    282,056
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (92,365)
       Custodian Fees Paid Indirectly                                  (2,297)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                187,394
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                 98,120
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
  Investment Securities                                              2,306,055
  Index Futures Contracts                                              221,065
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                                2,527,120
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                             409,863
     Index Futures Contracts                                          (29,950)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED APPRECIATION
       OF INVESTMENTS FOR THE PERIOD                                   379,913
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              2,907,033
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $3,005,153
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND


STATEMENT OF CHANGES IN NET ASSETS
                                             For the Six        For the Period
                                            Months Ended      July 12, 1999<F1>
                                         September 30, 2000        through
                                             (Unaudited)        March 31, 2000
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                      $98,120               $103,102
     Net Realized Gain on Investments         2,527,120              2,457,218
     Net Change in Unrealized Appreciation
       of Investments for the Period            379,913              3,307,321
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Operations                     3,005,153              5,867,641
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                     -              (121,350)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments          -              (151,071)
     Distributions to Class B Shareholders
       from Net Investment Income                     -                (7,132)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments          -               (15,442)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders          -              (294,995)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 139,065 and
       2,703,436 Shares                       1,669,395             27,085,881
     Proceeds from Shares Issued on
       Reinvestment of Distributions
       Paid (0 and 26,393 shares)                     -                272,899
     Payments for 22,980 and 31,821
       Shares Redeemed                        (268,942)              (331,447)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share
          Transactions (116,085 and
          2,698,008 shares)                   1,400,453             27,027,333
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 82,316 and
       304,402 Shares                           980,551              3,001,735
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 2,142 shares)                           -                 22,125
     Payments for 1,229 and 2,867
       Shares Redeemed                         (15,064)               (29,486)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (81,087 and 303,677 shares)           965,487              2,994,374
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                5,371,093             35,594,353

NET ASSETS
  Beginning of Period                        35,604,353                 10,000
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $127,824 AND $29,538, RESPECTIVELY)    $40,975,446            $35,604,353
================================================================================

<F1> Fund commenced operations on July 12, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              INDEX 400 STOCK FUND

FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS
                                                             CLASS A             CLASS A             CLASS B            CLASS B
                                                             --------            --------            --------          --------
                                                           For the Six        For the Period       For the Six      For the Period
                                                           Months Ended      July 12, 1999<F1>     Months Ended    July 12, 1999<F1>
                                                        September 30, 2000       through        September 30, 2000      through
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000       (Unaudited)      March 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $11.86              $10.00              $11.84              $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                               0.02            0.04<F4>              (0.01)               -<F4>
       Net Realized and Unrealized Gains on Investments           0.93                1.93                0.92                1.93
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.95                1.97                0.91                1.93
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.05)                   -              (0.03)
       Distributions from Realized Gains on Investments              -              (0.06)                   -              (0.06)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.11)                   -              (0.09)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $12.81              $11.86              $12.75              $11.84
====================================================================================================================================
  TOTAL RETURN<F2>                                           8.01%<F5>          19.81%<F5>           7.69%<F5>          19.38%<F5>
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $36,061,362         $32,001,909          $4,914,084          $3,602,444
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.45%<F3>           1.61%<F3>           2.10%<F3>           2.24%<F3>
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                0.95%<F3>           0.95%<F3>           1.60%<F3>           1.60%<F3>
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS) TO
     AVERAGE NET ASSETS                                      0.59%<F3>           0.55%<F3>         (0.06)%<F3>         (0.10)%<F3>
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       20.89%              35.40%              20.89%              35.40%
====================================================================================================================================


<F1> Fund commenced operations on July 12, 1999.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                               GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $41,239,883)                                   $64,240,969
Money Market Investments (cost $9,844,051)                           9,843,783
--------------------------------------------------------------------------------
                                                                    74,084,752
--------------------------------------------------------------------------------
Due from Sale of Securities                                            502,467
Dividends and Interest Receivable                                       35,081
Unamortized Organizational Costs                                         6,172
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   74,628,472
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                          288,571
Futures Variation Margin                                                89,200
Other Accrued Liabilities                                               85,299
Due to Investment Advisor                                               58,384
Accrued Distribution Fees                                               37,012
Accrued Administrative Fees                                             12,474
Due on Redemption of Fund Shares                                         8,361
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 579,301
--------------------------------------------------------------------------------
NET ASSETS                                                         $74,049,171
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 3,875,358 shares outstanding)                             $46,015,441
Undistributed Net Investment Income                                     31,346
Undistributed Accumulated Net
  Realized Gain on Investments                                       5,331,116
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                             23,000,818
  Index Futures Contracts                                            (329,550)
--------------------------------------------------------------------------------
NET ASSETS FOR 3,875,358
  SHARES OUTSTANDING                                               $74,049,171
================================================================================
Per Share of Class A (Based on
  3,502,075 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $20.09
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $19.13
================================================================================
Per Share of Class B (Based on 373,283
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $18.86
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                            $310,414
  Dividends                                                            219,309
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      529,723
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      276,091
  Shareholder Servicing Fees                                            92,030
  Distribution Fees:
     Class A                                                            33,444
     Class B                                                            25,263
  Transfer Agent Fees                                                   47,145
  Administrative Fees                                                   36,812
  Custodian Fees                                                         9,857
  Audit Fees                                                             8,780

  Registration Fees                                                      8,063
  Shareholder Reporting Expenses                                         6,690
  Other Expenses                                                         3,852
  Directors Fees                                                         3,605
  Professional Fees                                                      2,453
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    554,085
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (53,631)
       Custodian Fees Paid Indirectly                                  (2,246)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                498,208
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                 31,515
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
  Investment Securities                                              3,709,438
  Index Futures Contracts                                              370,782
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                                4,080,220
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
  Investment Securities                                            (2,835,991)
  Index Futures Contracts                                            (797,050)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                               (3,633,041)
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                447,179
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $478,694
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                               GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                            For the Six
                                            Months Ended             For the
                                         September 30, 2000        Year Ended
                                            (Unaudited)          March 31, 2000
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                      $31,515               $140,461
     Net Realized Gain on Investments         4,080,220              3,736,467
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                           (3,633,041)             11,459,898
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Operations                       478,694             15,336,826
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                     -              (186,205)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments          -            (3,555,397)
     Distributions to Class B Shareholders
       from Net Investment Income                     -                      -
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments          -              (334,657)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders          -            (4,076,259)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 87,654 and
       221,522 Shares                         1,634,852              3,795,699
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 211,312 shares)                         -              3,739,765
     Payments for 35,248 and 76,337
       Shares Redeemed                        (665,678)            (1,330,281)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share
          Transactions (52,406 and
          356,497 shares)                       969,174              6,205,183
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 54,039 and
       151,030 Shares                         1,009,071              2,569,344
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 18,774 shares)                          -                329,283
     Payments for 15,779 and 58,378
       Shares Redeemed                        (300,739)            (1,032,711)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share
          Transactions (38,260 and
          111,426 shares)                       708,332              1,865,916
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                2,156,200             19,331,666

NET ASSETS
  Beginning of Period                        71,892,971             52,561,305
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $31,346 AND $0, RESPECTIVELY)          $74,049,171            $71,892,971
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                               GROWTH STOCK FUND


FINANCIAL HIGHLIGHTS
                                                             CLASS A             CLASS A             CLASS A            CLASS A
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $19.01              $15.86              $14.10              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.01            0.05<F4>                0.04            0.04<F1>
       Net Realized and Unrealized Gains on Investments           0.11                4.27                2.52                4.41
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.12                4.32                2.56                4.45
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.06)              (0.06)              (0.05)
       Distributions from Realized Gains on Investments              -              (1.11)              (0.74)              (0.30)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (1.17)              (0.80)              (0.35)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $19.13              $19.01              $15.86              $14.10
====================================================================================================================================
  TOTAL RETURN<F2>                                           0.63%<F5>              27.78%              18.36%              45.08%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $67,008,140         $65,591,773         $49,045,112         $38,224,386
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.45%<F3>               1.50%               1.57%               1.63%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.30%<F3>               1.30%               1.30%               1.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       0.14%<F3>               0.28%               0.42%               0.29%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       15.47%              35.34%              32.00%              37.52%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                               GROWTH STOCK FUND


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                             CLASS B             CLASS B             CLASS B            CLASS B
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $18.81              $15.73              $14.03              $10.00
     Income from Investment Operations:
       Net Investment Loss                                      (0.04)          (0.05)<F4>              (0.01)          (0.05)<F1>
       Net Realized and Unrealized Gains on Investments           0.09                4.22                2.46                4.41
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.05                4.17                2.45                4.36
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -                   -              (0.01)              (0.03)
       Distributions from Realized Gains on Investments              -              (1.09)              (0.74)              (0.30)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (1.09)              (0.75)              (0.33)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $18.86              $18.81              $15.73              $14.03
====================================================================================================================================
  TOTAL RETURN<F2>                                           0.27%<F5>              27.02%              17.66%              44.12%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $7,041,031          $6,301,198          $3,516,193            $811,173
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              2.10%<F3>               2.15%               2.22%               2.28%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.95%<F3>               1.95%               1.95%               1.95%
====================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS       (0.51)%<F3>             (0.37)%             (0.23)%             (0.36)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       15.47%              35.34%              32.00%              37.52%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          GROWTH AND INCOME STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $49,088,892)                                   $52,720,383
Money Market Investments (cost $1,690,698)                           1,690,698
--------------------------------------------------------------------------------
                                                                    54,411,081
--------------------------------------------------------------------------------
Cash                                                                    42,677
Due from Sale of Securities                                            156,974
Dividends and Interest Receivable                                       44,444
Due from Sale of Fund Shares                                            11,697
Unamortized Organizational Costs                                         6,172
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   54,673,045
--------------------------------------------------------------------------------
LIABILITIES
Other Accrued Liabilities                                               98,043
Due to Investment Advisor                                               84,007
Due on Redemption of Fund Shares                                        54,914
Due on Purchase of Securities                                           31,011
Accrued Distribution Fees                                               28,883
Accrued Administrative Fees                                             18,154
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 315,012
--------------------------------------------------------------------------------
NET ASSETS                                                         $54,358,033
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 4,616,079 shares outstanding)                             $49,658,273
Undistributed Net Investment Income                                     66,230
Undistributed Accumulated Net
  Realized Gain on Investments                                       1,002,039
Net Unrealized Appreciation of
  Investment Securities                                              3,631,491
--------------------------------------------------------------------------------
NET ASSETS FOR 4,616,079
  SHARES OUTSTANDING                                               $54,358,033
================================================================================
Per Share of Class A (Based on
  4,088,406 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $12.39
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $11.80
================================================================================
Per Share of Class B (Based on 527,673
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $11.57
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $56)                        $305,589
  Interest                                                              36,764
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      342,353
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      179,894
  Shareholder Servicing Fees                                            69,190
  Distribution Fees:
     Class A                                                            24,625
     Class B                                                            22,883
  Transfer Agent Fees                                                   37,303
  Administrative Fees                                                   27,676
  Custodian Fees                                                        16,339
  Audit Fees                                                             9,057
  Registration Fees                                                      8,572
  Shareholder Reporting Expense                                          4,250
  Other Expenses                                                         3,971
  Directors Fees                                                         2,708
  Professional Fees                                                      2,453
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    408,921
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (56,976)
       Custodian Fees Paid Indirectly                                  (2,338)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                349,607
--------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                  (7,254)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
NET REALIZED GAIN ON INVESTMENTS
  FOR THE PERIOD                                                       936,366
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED DEPRECIATION
  OF INVESTMENTS FOR THE PERIOD                                    (3,953,191)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (3,016,825)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(3,024,079)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                          GROWTH AND INCOME STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                            For the Six
                                            Months Ended             For the
                                         September 30, 2000        Year Ended
                                            (Unaudited)          March 31, 2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income (Loss)              $(7,254)                $71,399
     Net Realized Gain on Investments           936,366                769,017
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments
          for the Period                    (3,953,191)              4,331,609
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
          Assets Resulting from Operations  (3,024,079)              5,172,025
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments          -            (2,599,897)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments          -              (330,856)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
       from Distributions to Shareholders             -            (2,930,753)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 59,650 and
       228,242 Shares                           705,135              2,750,360
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 218,636 shares)                         -              2,595,196
     Payments for 107,258 and 126,717
       Shares Redeemed                      (1,279,548)            (1,526,675)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
          Assets Resulting from
          Class A Fund Share Transactions
          ((47,608) and 320,161 shares)       (574,413)              3,818,881
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 60,399
       and 204,927 Shares                       697,190              2,446,475
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 26,703 shares)                          -                312,157
     Payments for 41,838 and 86,703
       Shares Redeemed                        (489,254)            (1,004,414)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share
          Transactions (18,561 and
          144,927 shares)                       207,936              1,754,218
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS   (3,390,556)              7,814,371

NET ASSETS
  Beginning of Period                        57,748,589             49,934,218
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $66,230 AND $73,487, RESPECTIVELY)     $54,358,033            $57,748,589
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          GROWTH AND INCOME STOCK FUND


FINANCIAL HIGHLIGHTS
                                                             CLASS A             CLASS A             CLASS A            CLASS A
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $12.45              $11.96              $12.44              $10.00
     Income from Investment Operations:
       Net Investment Income                                         -            0.02<F4>                0.01            0.04<F1>
       Net Realized and Unrealized Gains
          (Losses) on Investments                               (0.65)                1.14                1.33                3.90
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (0.65)                1.16                1.34                3.94
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -                   -              (0.04)              (0.06)
       Distributions from Realized Gains on Investments              -              (0.67)              (1.78)              (1.44)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.67)              (1.82)              (1.50)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $11.80              $12.45              $11.96              $12.44
====================================================================================================================================
  TOTAL RETURN<F2>                                         (5.22)%<F5>               9.95%              11.09%              41.90%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $48,254,480         $51,513,192         $45,619,789         $37,800,412
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.41%<F3>               1.44%               1.52%               1.57%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.20%<F3>               1.20%               1.20%               1.20%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       0.04%<F3>               0.19%               0.20%               0.37%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       19.34%              89.66%             156.92%             140.29%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                          GROWTH AND INCOME STOCK FUND


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                             CLASS B             CLASS B             CLASS B            CLASS B
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $12.25              $11.85              $12.37              $10.00
     Income from Investment Operations:
       Net Investment Loss                                      (0.03)          (0.04)<F4>              (0.03)          (0.03)<F1>
       Net Realized and Unrealized Gains
          (Losses) on Investments                               (0.65)                1.11                1.28                3.88
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (0.68)                1.07                1.25                3.85
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -                   -              (0.00)              (0.04)
       Distributions from Realized Gains on Investments              -              (0.67)              (1.77)              (1.44)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.67)              (1.77)              (1.48)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $11.57              $12.25              $11.85              $12.37
====================================================================================================================================
  TOTAL RETURN<F2>                                         (5.55)%<F5>               9.28%              10.41%              40.96%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $6,103,553          $6,235,397          $4,314,429          $1,529,206
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              2.06%<F3>               2.10%               2.17%               2.22%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.85%<F3>               1.85%               1.85%               1.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS       (0.61)%<F3>             (0.46)%             (0.45)%             (0.28)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       19.34%              89.66%             156.92%             140.29%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $74,513,756)                                   $94,603,295
Money Market Investments (cost $3,970,174)                           3,969,816
--------------------------------------------------------------------------------
                                                                    98,573,111
--------------------------------------------------------------------------------
Cash                                                                   137,870
Dividends and Interest Receivable                                       82,283
Due from Sale of Fund Shares                                            65,857
Unamortized Organizational Costs                                         6,172
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   98,865,293
--------------------------------------------------------------------------------
LIABILITIES
Due on Redemption of Fund Shares                                     7,139,614
Other Accrued Liabilities                                              171,468
Accrued Distribution Fees                                               96,196
Futures Variation Margin                                                61,325
Accrued Administrative Fees                                             16,506
Due to Investment Advisor                                                7,248
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               7,492,357
--------------------------------------------------------------------------------
NET ASSETS                                                         $91,372,936
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 4,954,772 shares outstanding)                             $69,677,855
Undistributed Net Investment Income                                    401,784
Undistributed Accumulated Net
  Realized Gain on Investments                                       1,341,241
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                             20,089,181
  Index Futures Contracts                                            (137,125)
--------------------------------------------------------------------------------
NET ASSETS FOR 4,954,772
  SHARES OUTSTANDING                                               $91,372,936
================================================================================
Per Share of Class A (Based on
  3,151,885 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $19.46
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $18.54
================================================================================
Per Share of Class B (Based on 1,802,887
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $18.27
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $3,981)                     $556,855
  Interest                                                             256,836
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      813,691
--------------------------------------------------------------------------------
Expenses
  Distribution Fees:
     Class A                                                            33,228
     Class B                                                           122,481
  Management Fees                                                      148,677
  Shareholder Servicing Fees                                           123,897
  Transfer Agent Fees                                                   75,500
  Administrative Fees                                                   49,559
  Custodian Fees                                                        20,443
  Registration Fees                                                     10,247
  Audit Fees                                                             8,354
  Professional Fees                                                      7,495
  Other Expenses                                                         6,091
  Shareholder Reporting Expenses                                         5,316
  Directors Fees                                                         2,708
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    613,996
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (86,593)
       Custodian Fees Paid Indirectly                                  (3,005)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                524,398
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                289,293
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
  Investment Securities                                                883,877
  Index Futures Contracts                                              153,572
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                                1,037,449
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
     Investment Securities                                         (4,593,511)
     Index Futures Contracts                                         (504,610)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                               (5,098,121)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (4,060,672)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(3,771,379)
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND


STATEMENT OF CHANGES IN NET ASSETS
                                            For the Six
                                            Months Ended             For the
                                         September 30, 2000        Year Ended
                                            (Unaudited)          March 31, 2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income                     $289,293               $440,031
     Net Realized Gain on Investments         1,037,449             13,164,839
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                           (5,098,121)              3,119,063
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
          Assets Resulting from Operations  (3,771,379)             16,723,933
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                     -              (603,740)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments          -            (1,327,954)
     Distributions to Class B Shareholders
       from Net Investment Income                     -               (72,915)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments          -              (441,245)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
       from Distributions to Shareholders             -            (2,445,854)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 255,018 and
       828,935 Shares                         4,795,670             14,756,441
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 102,410 shares)                         -              1,923,080
     Payments for 548,398 and 1,654,845
       Shares Redeemed                     (10,200,381)           (31,325,709)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Class A Fund Share
          Transactions ((293,380) and
          (723,500) shares)                 (5,404,711)           (14,646,188)
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 215,481 and
       740,906 Shares                         4,012,720             13,048,720
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 27,200 shares)                          -                505,932
     Payments for 74,161 and 176,027
       Shares Redeemed                      (1,381,414)            (3,105,423)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share
          Transactions (141,320 and
          592,079 shares)                     2,631,306             10,449,229
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS   (6,544,784)             10,081,120

NET ASSETS
  Beginning of Period                        97,917,720             87,836,600
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF $401,784
     AND $112,491, RESPECTIVELY)            $91,372,936            $97,917,720
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND



FINANCIAL HIGHLIGHTS
                                                             CLASS A             CLASS A             CLASS A            CLASS A
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $19.25              $16.80              $14.43              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.09            0.10<F4>                0.10            0.13<F1>
       Net Realized and Unrealized Gains
          (Losses) on Investments                               (0.80)                2.77                2.47                4.48
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (0.71)                2.87                2.57                4.61
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.13)              (0.06)              (0.11)
       Distributions from Realized Gains
          (Losses) on Investments                                    -              (0.29)              (0.14)              (0.07)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.42)              (0.20)              (0.18)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $18.54              $19.25              $16.80              $14.43
====================================================================================================================================
  TOTAL RETURN<F2>                                         (3.69)%<F5>              17.15%              17.88%              46.35%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $58,436,902         $66,308,048         $70,034,287         $43,567,584
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.03%<F3>               1.04%               1.15%               1.30%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                0.85%<F3>               0.85%               0.85%               0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       0.79%<F3>               0.57%               0.88%               1.04%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                        3.69%              19.61%               3.83%               2.47%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              INDEX 500 STOCK FUND


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                             CLASS B             CLASS B             CLASS B            CLASS B
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $19.02              $16.65              $14.35              $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                               0.02          (0.01)<F4>                0.03            0.05<F1>
       Net Realized and Unrealized Gains
          (Losses) on Investments                               (0.77)                2.72                2.43                4.47
------------------------------------------------------------------------------------------------------------------------------------

          TOTAL FROM INVESTMENT OPERATIONS                      (0.75)                2.71                2.46                4.52
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.05)              (0.02)              (0.10)
       Distributions from Realized Gains on Investments              -              (0.29)              (0.14)              (0.07)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.34)              (0.16)              (0.17)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $18.27              $19.02              $16.65              $14.35
====================================================================================================================================
  TOTAL RETURN<F2>                                         (3.94)%<F5>              16.30%              17.17%              45.44%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $32,936,034         $31,609,672         $17,802,313          $4,246,552
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.68%<F3>               1.72%               1.80%               1.95%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.50%<F3>               1.50%               1.50%               1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)TO
     AVERAGE NET ASSETS                                      0.14%<F3>             (0.08)%               0.23%               0.39%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                        3.69%              19.61%               3.83%               2.47%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $28,295,556)                                           $28,021,300
Domestic Common Stocks (cost $17,091,590)                           26,106,329
Money Market Investments (cost $8,942,652)                           8,942,428
Foreign Common Stock (cost $4,731,430)                               6,732,819
Preferred Stock (cost $500,339)                                        486,120
--------------------------------------------------------------------------------
                                                                    70,288,996
--------------------------------------------------------------------------------
Cash                                                                    87,469
Due from Sale of Securities                                          1,426,865
Dividends and Interest Receivable                                      548,220
Due from Sale of Fund Shares                                            77,125
Unamortized Organizational Costs                                         6,172
Due from Sale of Foreign Currency                                          114
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   72,434,961
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        1,620,098
Other Accrued Liabilities                                              106,847
Due to Investment Advisor                                               91,235
Futures Variation Margin                                                57,313
Accrued Distribution Fees                                               44,924
Due on Redemption of Fund Shares                                        36,752
Accrued Administrative Fees                                             11,583
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               1,968,752
--------------------------------------------------------------------------------
NET ASSETS                                                         $70,466,209
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 4,650,853 shares outstanding)                             $52,318,880
Undistributed Net Investment Income                                  1,377,197
Undistributed Accumulated Net
  Realized Gain on Investments                                       6,250,547
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                             10,727,429
  Futures Contracts                                                  (206,913)
  Foreign Currency Transactions                                          (931)
--------------------------------------------------------------------------------
NET ASSETS FOR 4,650,853
  SHARES OUTSTANDING                                               $70,466,209
================================================================================
Per Share of Class A (Based on
  3,828,679 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $15.95
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $15.19
================================================================================
Per Share of Class B (Based on 822,174
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $14.97
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $1,321,986
  Dividends (less foreign dividend tax of $3,999)                      140,922
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    1,462,908
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      241,623
  Shareholder Servicing Fees                                            86,294
  Distribution Fees:
     Class A                                                            28,661
     Class B                                                            43,926
  Transfer Agent Fees                                                   35,872
  Administrative Fees                                                   34,518
  Custodian Fees                                                        28,321
  Other Expenses                                                        12,686
  Registration Fees                                                      9,924
  Audit Fees                                                             9,026
  Shareholder Reporting Expenses                                         7,688
  Directors Fees                                                         3,605
  Professional Fees                                                      2,879
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    545,023
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (40,965)
       Custodian Fees Paid Indirectly                                  (3,219)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                500,839
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                962,069
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                              2,348,061
  Futures Contracts                                                    318,893
  Foreign Currency Transactions                                          (799)
--------------------------------------------------------------------------------
     NET REALIZED GAIN FOR THE PERIOD                                2,666,155
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
     Investment Securities                                         (2,102,339)
     Futures Contracts                                               (318,382)
     Foreign Currency Transactions                                       (494)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                               (2,421,215)
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                244,940
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $1,207,009
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
                                            For the Six
                                            Months Ended             For the
                                         September 30, 2000        Year Ended
                                            (Unaudited)          March 31, 2000
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                     $962,069             $1,548,732
     Net Realized Gain on Investments         2,666,155              6,498,709
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments
       for the Period                       (2,421,215)              7,439,572
--------------------------------------------------------------------------------
       Net Increase in Net Assets
          Resulting from Operations           1,207,009             15,487,013
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                     -            (1,255,848)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments          -            (3,354,503)
     Distributions to Class B Shareholders
       from Net Investment Income                     -              (190,335)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments          -              (619,819)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders          -            (5,420,505)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 116,065 and
       313,966 Shares                         1,726,188              4,244,555
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 334,388 shares)                         -              4,607,799
     Payments for 65,382 and 93,783
       Shares Redeemed                        (979,193)            (1,296,649)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share
          Transactions (50,683 and
          554,571 shares)                       746,995              7,555,705
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 103,454 and
       287,133 Shares                         1,510,741              3,856,025
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 55,818 shares)                          -                761,351
     Payments for 29,281 and 65,314
       Shares Redeemed                        (432,843)              (880,800)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (74,173 and 277,637 shares)         1,077,898              3,736,576
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                3,031,902             21,358,789

NET ASSETS
  Beginning of Period                        67,434,307             46,075,518
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF $1,377,197
     AND $416,361, RESPECTIVELY)            $70,466,209            $67,434,307
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND


FINANCIAL HIGHLIGHTS
                                                             CLASS A             CLASS A             CLASS A            CLASS A
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $14.93              $12.49              $12.32              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.22            0.39<F4>                0.32            0.31<F1>
       Net Realized and Unrealized Gains on Investments           0.04                3.41                0.46                2.50
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.26                3.80                0.78                2.81
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.37)              (0.31)              (0.24)
       Distributions from Realized Gains on Investments              -              (0.99)              (0.30)              (0.25)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (1.36)              (0.61)              (0.49)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $15.19              $14.93              $12.49              $12.32
====================================================================================================================================
  TOTAL RETURN<F2>                                           1.74%<F5>              31.38%               6.41%              28.51%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $58,158,013         $56,394,478         $40,249,915         $34,564,169
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.47%<F3>               1.57%               1.62%               1.67%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.35%<F3>               1.35%               1.35%               1.35%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       2.89%<F3>               2.90%               2.89%               2.67%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       70.49%             115.67%              79.71%              65.67%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                             CLASS B             CLASS B             CLASS B            CLASS B
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $14.76              $12.39              $12.26              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.12            0.32<F4>                0.24            0.23<F1>
       Net Realized and Unrealized Gains on Investments           0.09                3.35                0.46                2.50
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.21                3.67                0.70                2.73
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.31)              (0.27)              (0.22)
       Distributions from Realized Gains on Investments              -              (0.99)              (0.30)              (0.25)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (1.30)              (0.57)              (0.47)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $14.97              $14.76              $12.39              $12.26
====================================================================================================================================
  TOTAL RETURN<F2>                                           1.42%<F5>              30.47%               5.77%              27.69%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $12,308,196         $11,039,829          $5,825,603          $1,569,081
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              2.12%<F3>               2.22%               2.27%               2.32%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                2.00%<F3>               2.00%               2.00%               2.00%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       2.24%<F3>               2.25%               2.24%               2.02%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       70.49%             115.67%              79.71%              65.67%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $35,680,541)                                           $34,882,574
Money Market Investments (cost $3,088,421)                           3,088,421
Preferred Stock (cost $2,565,624)                                    2,302,116
Common Stock (cost $1,145,163)                                         201,140
--------------------------------------------------------------------------------
                                                                    40,474,251
--------------------------------------------------------------------------------
Cash                                                                   248,766
Due from Sale of Securities                                            918,689
Dividends and Interest Receivable                                      872,548
Due from Sale of Fund Shares                                            21,809
Unamortized Organizational Costs                                         6,172
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   42,542,235
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        1,154,849
Income Dividend Payable                                                301,769
Other Accrued Liabilities                                               92,153
Due to Investment Advisor                                               58,783
Accrued Distribution Fees                                               21,086
Accrued Administrative Fees                                             13,160
Due on Redemption of Fund Shares                                         5,285
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               1,647,085
--------------------------------------------------------------------------------
NET ASSETS                                                         $40,895,150
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 5,285,545 shares outstanding)                             $51,973,572
Undistributed Net Investment Income                                     65,215
Undistributed Accumulated Net
  Realized Loss on Investments                                     (9,138,139)
Net Unrealized Depreciation of
  Investment Securities                                            (2,005,498)
--------------------------------------------------------------------------------
NET ASSETS FOR 5,285,545
  SHARES OUTSTANDING                                               $40,895,150
================================================================================
Per Share of Class A (Based on
  4,706,534 Shares Issued and Outstanding):
     OFFERING PRICE                                                      $8.12
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $7.74
================================================================================
Per Share of Class B (Based on 579,011
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $7.73
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $2,092,261
  Dividends                                                            173,901
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    2,266,162
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      150,969
  Shareholder Servicing Fees                                            50,323
  Distribution Fees:
     Class A                                                            17,833
     Class B                                                            17,222
  Transfer Agent Fees                                                   33,952
  Administrative Fees                                                   20,129
  Custodian Fees                                                        12,738
  Audit Fees                                                             9,564
  Other Expenses                                                         7,458
  Registration Fees                                                      6,479
  Shareholder Reporting Expenses                                         3,347
  Directors Fees                                                         2,965
  Professional Fees                                                      2,879
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    335,858
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (59,252)
       Custodian Fees Paid Indirectly                                  (1,501)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                275,105
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              1,991,057
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net Realized Loss on:
  Investment Securities                                            (1,568,043)
  Foreign Currency Transactions                                           (15)
--------------------------------------------------------------------------------
     NET REALIZED LOSS FOR THE PERIOD                              (1,568,058)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
  OF INVESTMENTS FOR THE PERIOD                                        561,622
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (1,006,436)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $984,621
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND


STATEMENT OF CHANGES IN NET ASSETS
                                            For the Six
                                            Months Ended             For the
                                         September 30, 2000        Year Ended
                                            (Unaudited)          March 31, 2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income                   $1,991,057             $4,268,895
     Net Realized Loss on Investments       (1,568,058)            (6,289,754)
     Net Change in Unrealized Appreciation
       of Investments for the Period            561,622              2,062,972
--------------------------------------------------------------------------------
       Net Increase in Net Assets
          Resulting from Operations             984,621                 42,113
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income           (1,777,361)            (3,788,131)
     Distributions to Class B Shareholders
       from Net Investment Income             (213,684)              (480,855)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders(1,991,045)            (4,268,986)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 180,033 and
       197,261 Shares                         1,405,584              1,673,803
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (218,586 and 410,273 shares)           1,707,077              3,489,184
     Payments for 63,752 and 504,480
       Shares Redeemed                        (499,985)            (4,165,018)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share
          Transactions (334,867 and
          103,054 shares)                     2,612,676                997,969
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 40,428 and
       138,154 Shares                           314,819              1,193,847
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (21,998 and 45,340 shares)               171,724                385,397
     Payments for 66,162 and 135,476
       Shares Redeemed                        (516,568)            (1,129,652)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions ((3,736) and
          48,018 shares)                       (30,025)                449,592
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS     1,576,227            (2,779,312)

NET ASSETS
  Beginning of Period                        39,318,923             42,098,235
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF $65,215 AND
     $65,113, RESPECTIVELY)                 $40,895,150            $39,318,923
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND


FINANCIAL HIGHLIGHTS
                                                             CLASS A             CLASS A             CLASS A            CLASS A
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $7.94               $8.77              $10.79              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.38            0.85<F4>                1.00            1.01<F1>
       Net Realized and Unrealized Gains
          (Losses) on Investments                               (0.19)              (0.83)              (1.82)                1.19
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.19                0.02              (0.82)                2.20
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.39)              (0.85)              (1.02)              (1.00)
       Distributions from Realized Gains on Investments              -                   -              (0.18)              (0.41)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.39)              (0.85)              (1.20)              (1.41)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $7.74               $7.94               $8.77              $10.79
====================================================================================================================================
  TOTAL RETURN<F2>                                           2.50%<F5>               0.12%             (7.87)%              22.95%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $36,396,684         $34,696,895         $37,414,394         $32,811,316
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.59%<F3>               1.60%               1.65%               1.66%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.30%<F3>               1.30%               1.30%               1.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       9.96%<F3>              10.05%              10.51%               9.30%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       77.68%             193.63%             178.63%             178.61%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                              SEPTEMBER 30, 2000

                              HIGH YIELD BOND FUND


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                             CLASS B             CLASS B             CLASS B            CLASS B
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $7.93               $8.76              $10.79              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.37            0.80<F4>                0.93            0.93<F1>
       Net Realized and Unrealized Gains
          (Losses) on Investments                               (0.20)              (0.83)              (1.83)                1.20
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.17              (0.03)              (0.90)                2.13
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.37)              (0.80)              (0.95)              (0.93)
       Distributions from Realized Gains on Investments              -                   -              (0.18)              (0.41)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.37)              (0.80)              (1.13)              (1.34)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $7.73               $7.93               $8.76              $10.79
====================================================================================================================================
  TOTAL RETURN<F2>                                           2.16%<F5>             (0.54)%             (8.48)%              22.09%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $4,498,466          $4,622,028          $4,683,841          $1,360,925
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              2.24%<F3>               2.25%               2.30%               2.31%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.95%<F3>               1.95%               1.95%               1.95%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       9.31%<F3>               9.40%               9.86%               8.65%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       77.68%             193.63%             178.63%             178.61%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $36,266,262)                                           $36,780,082
--------------------------------------------------------------------------------

Cash                                                                   155,559
Due from Sale of Securities                                          1,032,173
Dividends and Interest Receivable                                      497,486
Unamortized Organizational Costs                                         6,172
Due from Sale of Fund Shares                                               125
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   38,471,597
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        2,614,213
Income Dividend Payable                                                137,652
Other Accrued Liabilities                                               82,241
Due to Investment Advisor                                               18,657
Accrued Distribution Fees                                               12,383
Accrued Administrative Fees                                             11,525
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               2,876,671
--------------------------------------------------------------------------------
NET ASSETS                                                         $35,594,926
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 3,465,164 shares outstanding)                             $35,033,394
Undistributed Net Investment Income                                     33,521
Undistributed Accumulated Net Realized
  Gain on Investments                                                   14,191
Net Unrealized Appreciation of
  Investment Securities                                                513,820
--------------------------------------------------------------------------------
NET ASSETS FOR 3,465,164
  SHARES OUTSTANDING                                               $35,594,926
================================================================================
Per Share of Class A (Based on
  3,384,101 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $10.78
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $10.27
================================================================================
Per Share of Class B (Based on 81,063
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $10.27
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                            $963,859
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       52,826
  Shareholder Servicing Fees                                            44,021
  Transfer Agent Fees                                                   22,771
  Distribution Fees:
     Class A                                                            17,182
     Class B                                                             3,200
  Administrative Fees                                                   17,608
  Registration Fees                                                     12,212
  Audit Fees                                                             9,564
  Other Expenses                                                         6,927
  Shareholder Reporting Expenses                                         5,366
  Professional Fees                                                      4,805
  Custodian Fees                                                         4,543
  Directors Fees                                                         2,708
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    203,733
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (51,287)
       Custodian Fees Paid Indirectly                                  (3,078)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                149,368
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                814,491
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                                 72,477
  Futures Contracts                                                    (1,469)
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                                   71,008
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED APPRECIATION
       OF INVESTMENTS FOR THE PERIOD                                   625,453
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                696,461
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $1,510,952
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                            For the Six
                                            Months Ended             For the
                                         September 30, 2000        Year Ended
                                            (Unaudited)          March 31, 2000
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                     $814,491             $1,534,532
     Net Realized Gain on Investments            71,008                 52,610
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments
       for the Period                           625,453            (1,628,806)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations           1,510,952               (41,664)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income             (797,927)            (1,498,709)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments          -              (242,842)
     Distributions to Class B Shareholders
       from Net Investment Income              (17,023)               (35,354)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments          -                (6,448)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders  (814,950)            (1,783,353)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 83,621 and
       123,222 Shares                           844,031              1,279,858
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 159,699 shares)                         -              1,619,932
     Payments for 24,535 and 32,459
       Shares Redeemed                        (249,518)              (327,630)
--------------------------------------------------------------------------------
       Net Increase in Net Assets
          Resulting from Class A Fund Share
          Transactions (59,086 and
          250,462 shares)                       594,513              2,572,160
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 1,966 and
       32,121 Shares                             19,912                327,841
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 2,424 shares)                           -                 24,622
     Payments for 8,027 and 27,302
       Shares Redeemed                         (79,891)              (276,772)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions ((6,061) and
          7,243 shares)                        (59,979)                 75,691
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                1,230,536                822,834

NET ASSETS
  Beginning of Period                        34,364,390             33,541,556
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF $33,521 AND
     $34,006, RESPECTIVELY)                 $35,594,926            $34,364,390
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND


FINANCIAL HIGHLIGHTS
                                                             CLASS A             CLASS A             CLASS A            CLASS A
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.07              $10.63              $10.55              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.23            0.46<F4>                0.42            0.46<F1>
       Net Realized and Unrealized Gains
          (Losses) on Investments                               (0.03)              (0.49)                0.25                0.69
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.20              (0.03)                0.67                1.15
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.46)              (0.45)              (0.47)
       Distributions from Realized Gains on Investments              -              (0.07)              (0.14)              (0.13)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.53)              (0.59)              (0.60)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $10.27              $10.07              $10.63              $10.55
====================================================================================================================================
  TOTAL RETURN<F2>                                           4.40%<F5>             (0.10)%               6.42%              11.73%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $34,762,260         $33,486,954         $32,692,209         $28,172,205
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.14%<F3>               1.14%               1.17%               1.24%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                0.85%<F3>               0.85%               0.85%               0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       4.62%<F3>               4.55%               4.18%               4.38%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       70.12%             184.70%             344.11%             169.37%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

MUNICIPAL BOND FUND


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                             CLASS B             CLASS B             CLASS B            CLASS B
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.07              $10.63              $10.55              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.21            0.40<F4>                0.36            0.38<F1>
       Net Realized and Unrealized Gains
          (Losses) on Investments                               (0.01)              (0.49)                0.23                0.70
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.20              (0.09)                0.59                1.08
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.40)              (0.37)              (0.40)
       Distributions from Realized Gains on Investments              -              (0.07)              (0.14)              (0.13)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.47)              (0.51)              (0.53)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $10.27              $10.07              $10.63              $10.55
====================================================================================================================================
  TOTAL RETURN<F2>                                           4.06%<F5>             (0.75)%               5.72%              10.93%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                   $832,666            $877,436            $849,347            $472,387
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.79%<F3>               1.78%               1.82%               1.89%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.50%<F3>               1.50%               1.50%               1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       3.97%<F3>               3.90%               3.53%               3.73%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       70.12%             184.70%             344.11%             169.37%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                                SELECT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $35,222,223)                                           $33,048,805
Money Market Investments (cost $4,084,012)                           4,084,012
--------------------------------------------------------------------------------
                                                                    37,132,817
--------------------------------------------------------------------------------
Due from Sale of Securities                                          1,119,458
Dividends and Interest Receivable                                      486,162
Due from Sale of Fund Shares                                             7,461
Unamortized Organizational Costs                                         6,172
Due from Investment Advisor                                              5,556
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   38,757,626
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        1,098,948
Income Dividend Payable                                                209,621
Other Accrued Liabilities                                              107,585
Accrued Distribution Fees                                               15,548
Accrued Administrative Fees                                              5,867
Futures Variation Margin                                                 5,588
Due on Redemption of Fund Shares                                           150
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               1,443,307
--------------------------------------------------------------------------------
NET ASSETS                                                         $37,314,319
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 4,037,579 shares outstanding)                             $39,903,518
Undistributed Net Investment Income                                      3,920
  Undistributed Accumulated Net
  Realized Loss on Investments                                       (414,339)
Net Unrealized Depreciation of:
  Investment Securities                                            (2,173,418)
  Futures Contracts                                                    (5,362)
--------------------------------------------------------------------------------
NET ASSETS FOR 4,037,579
  SHARES OUTSTANDING                                               $37,314,319
================================================================================
Per Share of Class A (Based on 3,783,220
   Shares Issued and Outstanding):
     OFFERING PRICE                                                      $9.70
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $9.24
================================================================================
Per Share of Class B (Based on 254,359
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $9.24
================================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $1,369,891
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       54,421
  Shareholder Servicing Fees                                            45,351
  Transfer Agent Fees                                                   27,704
  Distribution Fees:
     Class A                                                            16,980
     Class B                                                             8,704
  Administrative Fees                                                   18,140
  Shareholder Reporting Fees                                            14,438
  Other Expenses                                                        11,577
  Registration Fees                                                     10,561
  Custodian Fees                                                        10,505
  Audit Fees                                                             9,562
  Professional Fees                                                      3,847
  Directors Fees                                                         2,965
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    234,755
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (73,017)
       Custodian Fees Paid Indirectly                                  (3,193)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                158,545
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              1,211,346
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
  Investment Securities                                                  4,124
  Futures Contracts                                                    181,661
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                                  185,785
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                             295,054
     Futures Contracts                                                 (7,612)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED APPRECIATION
       OF INVESTMENTS FOR THE PERIOD                                   287,442
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                473,227
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $1,684,573
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                SELECT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                            For the Six
                                            Months Ended             For the
                                         September 30, 2000        Year Ended
                                            (Unaudited)          March 31, 2000
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                   $1,211,346             $2,286,702
     Net Realized Gain (Loss) on Investments    185,785              (283,558)
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                               287,442            (1,245,539)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Operations                     1,684,573                757,605
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income           (1,140,877)            (2,135,884)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments          -              (362,939)
     Distributions to Class B Shareholders
       from Net Investment Income              (70,462)              (154,885)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments          -               (29,176)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets
          Resulting from Distributions
          to Shareholders                   (1,211,339)            (2,682,884)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 147,667 and
       182,584 Shares                         1,346,558              1,698,931
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (122,860 and 265,043 shares)           1,119,461              2,468,940
     Payments for 36,671 and 158,608
       Shares Redeemed                        (334,787)            (1,477,474)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (233,856 and 289,019 shares)        2,131,232              2,690,397
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 35,836 and
       83,972 Shares                            328,427                788,090
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (7,067 and 18,156 shares)                 64,381                168,995
     Payments for 38,115 and 103,728
       Shares Redeemed                        (348,929)              (960,099)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions (4,788 and
          (1,600) shares)                        43,879                (3,014)
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                2,648,345                762,104

NET ASSETS
  Beginning of Period                        34,665,974             33,903,870
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $3,920 AND $3,918, RESPECTIVELY)       $37,314,319            $34,665,974
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                                SELECT BOND FUND


FINANCIAL HIGHLIGHTS
                                                             CLASS A             CLASS A             CLASS A            CLASS A
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $9.13               $9.66               $9.98              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.30            0.68<F4>                0.61            0.71<F1>

  Net Realized and Unrealized Gains (Losses) on Investments     (0.19)              (0.47)              (0.16)                0.46
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.11                0.21                0.45                1.17
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.63)              (0.68)              (0.71)
       Distributions from Realized Gains on Investments              -              (0.11)              (0.09)              (0.48)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.74)              (0.77)              (1.19)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $9.24               $9.13               $9.66               $9.98
====================================================================================================================================
  TOTAL RETURN<F2>                                           4.68%<F5>               2.26%               4.60%              12.11%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $34,963,653         $32,388,650         $31,478,811         $28,617,421
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.25%<F3>               1.26%               1.26%               1.29%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                0.85%<F3>               0.85%               0.85%               0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       6.70%<F3>               6.70%               7.03%               6.93%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       86.72%              92.12%             252.44%             362.32%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                SELECT BOND FUND


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                             CLASS B             CLASS B             CLASS B            CLASS B
                                                             --------            --------            --------          --------
                                                           For the Six
                                                           Months Ended          For the             For the            For the
                                                        September 30, 2000      Year Ended          Year Ended        Year Ended
(For a share outstanding throughout the period)            (Unaudited)        March 31, 2000      March 31, 1999    March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $9.12               $9.66               $9.98              $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.27            0.60<F4>                0.56            0.66<F1>
  Net Realized and Unrealized Gains (Losses) on Investments     (0.15)              (0.46)              (0.18)                0.44
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.12                0.14                0.38                1.10
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              (0.57)              (0.61)              (0.64)
       Distributions from Realized Gains on Investments              -              (0.11)              (0.09)              (0.48)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              (0.68)              (0.70)              (1.12)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $9.24               $9.12               $9.66               $9.98
====================================================================================================================================
  TOTAL RETURN<F2>                                           4.45%<F5>               1.49%               3.91%              11.34%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $2,350,666          $2,277,324          $2,425,059            $643,332
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS              1.90%<F3>               1.90%               1.91%               1.94%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.50%<F3>               1.50%               1.50%               1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       6.05%<F3>               6.05%               6.38%               6.28%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       86.72%              92.12%             252.44%             362.32%
====================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Computed on an annualized basis.

<F4> Calculated prior to adjustment for certain book and tax income differences.

<F5> Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

--------
 NOTE 1
--------
Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street Funds/R initially consisted of the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and the Select Bond Fund, collectively known as "the Funds." Organizational costs and initial registration expenses are being deferred and amortized over the period of benefit, but not to exceed 60 months from the Funds' commencement of operations. These costs, totaling $417,215, were advanced by Northwestern Mutual and were reimbursed by the Funds equally. The Funds commenced operations on March 31, 1997 at $10.00 per share with 1,200 shares in each of the Funds owned by Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). On April 1, 1997, Northwestern Mutual invested an additional $225 million in Mason Street Funds/R; $25 million in the Class A shares in each of the Funds. Subsequently, Northwestern Mutual transferred some of its shares to an affiliate. During the fiscal year ended March 31, 2000, the Index 500 Stock Fund made a redemption-in-kind to this affiliate, resulting in a net realized gain of $12,067,409 for financial reporting purposes which, for tax purposes, is not recognized.

On July 12, 1999, two new portfolios commenced operations in the Funds: Small Cap Growth Stock Fund and Index 400 Stock Fund. These two new funds, along with the original nine funds, are now collectively known as "the Funds." Northwestern Mutual purchased 2,601,000 shares at $10.00 per share of the Index 400 Stock Fund and 501,000 shares of the Small Cap Growth Stock Fund.

Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with contingent deferred sales charge of 5.0% decreasing to 0% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

--------
 NOTE 2
--------
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized in the following Notes.

--------
 NOTE 3
--------
Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued using procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

-------
 NOTE 4
-------
Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the International Equity Fund, Asset Allocation Fund and Select Bond Fund purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

The International Equity Fund, Asset Allocation Fund and Select Bond Fund do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

-------
 NOTE 5
-------
The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Index 400 Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund invest in futures contracts as an alternative to investing in individual securities. The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Index 400 Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

-------
 NOTE 6
-------
Income, Fund expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund and Asset Allocation Fund. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds. For the High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund, income and Fund expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily, paid monthly. Capital gain dividends are declared and distributed annually for these Funds.

-------
 NOTE 7
-------
Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. Premiums for the Municipal Bond Fund are amortized to the remaining life or earlier call date, whichever is earlier. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the six months ended September 30, 2000, transactions in securities other than money market investments were:


                                                                              U.S. Gov't.                            U.S. Gov't.
                                                        Total Security         Security         Total Security         Security
Fund                                                       Purchases           Purchases       Sales/Maturities    Sales/Maturities
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                                 $6,269,441                   -          $4,677,720                   -
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                25,975,886                   -          20,412,540                   -
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                    7,474,833                   -           6,397,242                   -
------------------------------------------------------------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                        11,653,217                   -           7,177,117                   -
------------------------------------------------------------------------------------------------------------------------------------
GROWTH STOCK FUND                                            9,828,654                   -          10,140,360                   -
------------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                                10,445,804                   -          11,648,533                   -
------------------------------------------------------------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                        10,986,255                   -           3,349,513                   -
------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                       41,021,217         $13,150,883          41,053,898         $14,049,038
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                        28,477,305                   -          29,070,865                   -
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                         25,885,464                   -          24,189,185                   -
------------------------------------------------------------------------------------------------------------------------------------
SELECT BOND FUND                                            29,345,831          13,710,478          27,709,416          12,821,637
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

-------
 NOTE 8
-------
Northwestern Mutual Investment Services, Inc. ("NMIS") serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadvisor. Each Fund pays NMIS an annual fee for investment advisory services based on average daily net assets of the Fund according to the following schedule:

Fund                                                                       Fee
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                                              0.85%
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                             0.75%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                                0.85%
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                     0.40%
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                                        0.75%
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                                             0.65%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                     0.30%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                    0.70%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                     0.75%
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                      0.30%
--------------------------------------------------------------------------------
SELECT BOND FUND                                                         0.30%
--------------------------------------------------------------------------------

J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Fund and the International Equity Fund, respectively. Of the amounts received from the Growth and Income Stock Fund, NMIS pays J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined assets in excess of $400 million. Of the amounts received from the International Equity Fund, NMIS pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton and 0.40% on the combined net assets in excess of $100 million.

Robert W. Baird & Co. Incorporated ("Baird") serves as the Distributor of the Funds. Baird is an affiliate of Northwestern Mutual and NMIS. The Funds have a 12b-1 distribution plan and shareholder services agreement with Baird pursuant to which a 0.35% and a 1.00% annual fee for Class A and Class B, respectively, is calculated based on daily net assets.

The 0.35% fee for Class A is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to Baird for various distribution expenses. The 1.00% fee for Class B is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee. Of the 1.00%, 0.35% is paid to Baird for distribution and shareholder servicing expenses; the remaining 0.65% is paid to Northwestern Mutual for reimbursement of commissions paid to agents.

Baird received $221,600 of dealer allowances, Northwestern Mutual received $86,955 of underwriting concessions from Class A sales charges and Northwestern Mutual received $84,902 of contingent deferred sales charges from Class B shares for the six months ended September 30, 2000.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% of daily net assets plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, trademark fees, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

NMIS and affiliates have agreed to waive their fees and absorb certain other operating expenses through March 31, 2004 to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                                               Class A             Class B
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                          1.40%               2.05%
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                         1.30%               1.95%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                            1.65%               2.30%
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                 0.95%               1.60%
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                    1.30%               1.95%
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                         1.20%               1.85%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                 0.85%               1.50%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                1.35%               2.00%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                 1.30%               1.95%
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                  0.85%               1.50%
--------------------------------------------------------------------------------
SELECT BOND FUND                                     0.85%               1.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

NMIS and affiliates have waived the following fees for the six months ended September 30, 2000:

                                Distribution Fees
                                -----------------
Fund                          Class A       Class B         Other        Total
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND    $3,731          $712       $81,964      $86,407
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND        _            24        49,692       49,716
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND           _             8        43,804       43,812
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                _             _        92,365       92,365
--------------------------------------------------------------------------------
GROWTH STOCK FUND                 441             _        53,190       53,631
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GROWTH AND INCOME STOCK FUND        _            45        56,931       56,976
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INDEX 500 STOCK FUND              458             _        86,135       86,593
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ASSET ALLOCATION FUND               _             _        40,965       40,965
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HIGH YIELD BOND FUND                _             _        59,252       59,252
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MUNICIPAL BOND FUND                 _             _        51,287       51,287
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SELECT BOND FUND                    _             _        73,017       73,017
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TOTAL                          $4,630          $789      $688,602     $694,021
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The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund and Asset
Allocation Fund paid commissions on Fund transactions to an affiliated broker in the amount of $996, $786 and $54, respectively, during the six months ended September 30, 2000.

-------
 NOTE 9
-------
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due to treatment of passive foreign investment companies and deferred wash losses.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

After October 31, 1999, the International Equity Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund had losses in the amounts of $8,189, $2,575, $3,110,583, $32,512, and $569,885, respectively.
These amounts are deferred and deemed to have occurred in the next fiscal year. The High Yield Bond Fund and Select Bond Fund also have a net capital loss of $3,822,792 and $1,625, respectively, expiring in 2008. The High Yield Bond Fund also has a net realized capital loss of $640,754, which expires in 2007. These amounts will be carried forward to offset future net realized capital gains.

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                      M A S O N   S T R E E T   F U N D S
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DIRECTORS AND OFFICERS

-----------
 DIRECTORS
-----------
JAMES D. ERICSON
Chairman and Chief Executive Officer
Northwestern Mutual, Milwaukee

MARTIN F. STEIN
Founder
Stein Optical, Milwaukee

JOHN K. MACIVER
Senior Partner
Michael Best & Friedrich LLC, Milwaukee

STEPHEN N. GRAFF
Retired Partner
Arthur Andersen LLP, Milwaukee

WILLIAM J. BLAKE
Chairman
Blake Investment Corp., Milwaukee

WILLIAM A. MCINTOSH
Retired Division Head _ U.S. Fixed Income
Salomon Brothers, Chicago

----------
 OFFICERS
----------
JAMES D. ERICSON
President

MARK G. DOLL
Vice President and Treasurer

MERRILL C. LUNDBERG
Secretary

BARBARA E. COURTNEY
Controller